File Nos. 33-73734
                                                                       811-8264

   As filed with the Securities and Exchange Commission on February 27, 1998

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4
                             REGISTRATION STATEMENT
                     UNDER THE SECURITIES ACT OF 1933  / /
                      POST-EFFECTIVE AMENDMENT NO. 9   /X/

                                      and

                             REGISTRATION STATEMENT
                  UNDER THE INVESTMENT COMPANY ACT OF 1940  / /
                              AMENDMENT NO. 9               /X/

                             DIVERSIFIED INVESTORS
                                 VARIABLE FUNDS
               (Exact Name of Registrant as Specified in Charter)

               Four Manhattanville Road, Purchase, New York 10577
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, including Area Code: 914-697-8000

                             Robert F. Colby, Esq.
                     Diversified Investment Advisors, Inc.
                            Four Manhattanville Road
                            Purchase, New York 10577
                    (Name and Address of Agent for Service)

                                    Copy to:
                             Roger P. Joseph, Esq.
                                Bingham Dana LLP
                               150 Federal Street
                          Boston, Massachusetts 02110

      It is proposed that this filing will become effective (check appropriate box):

[ ]   immediately upon filing pursuant to paragraph (b).
[ ]   on October 6, 1997 pursuant to paragraph (b).
[X]   60 days after filing pursuant to paragraph (a)(1).
[ ]   on (date) pursuant to paragraph (a)(1) of Rule 485.
[ ]   75 days after filing pursuant to paragraph (a)(2).
[ ]   on (date) pursuant to paragraph (a)(2) of Rule 485.

      If appropriate, check the following box:

[ ]   this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                      DIVERSIFIED INVESTORS VARIABLE FUNDS
                                    FORM N-4
                             CROSS REFERENCE SHEET

PART A
ITEM NO.                                                    PROSPECTUS HEADINGS

 1.   Cover Page                                            Cover Page

 2.   Definitions                                           Definitions

 3.   Synopsis                                              Synopsis

 4.   Condensed Financial Information                       Condensed Financial Information

 5.   General Description of Registrant, Depositor,         AUSA; Diversified Investors
      and Portfolio Companies                               Variable Funds; Diversified Investors
                                                            Portfolios

 6.   Deductions and Expenses                               Charges

 7.   General Description of Variable Annuity Contracts     Summary of the Contracts

 8.   Annuity Period                                        Payment Options

 9.   Death Benefit                                         Death Benefit; Payments To A
                                                            Beneficiary Following the Annuitant's
                                                            Death

10.   Purchases and Contract Value                          Credit of Purchase Payments;
                                                            Allocation of Purchase Payments;
                                                            Determination of Unit Value

11.   Redemptions                                           Redemption During the Accumulation
                                                            Period; Restrictions Under The Texas
                                                            Optional Retirement Program

12.   Taxes                                                 Federal Tax Status; Tax Treatment of
                                                            AUSA; Section 403(b) Annuities;
                                                            Section 401(a) Plans; Section
                                                            408(IRA) Contracts; Section 457
                                                            Plans; Non-Qualified Deferred
                                                            Compensation Contracts; Income Tax
                                                            Withholding

13.   Legal Proceedings                                     Legal Proceedings

14.   Table of Contents of the Statement of Additional      Table of Contents of Statement
      Information                                           of Additional Information




PART B                                                      STATEMENT OF ADDITIONAL
ITEM NO.                                                    INFORMATION HEADINGS

15.   Cover Page                                            Cover Page

16.   Table of Contents                                     Table of Contents

17.   General Information and History                       Not Applicable

18.   Services                                              Not Applicable

19.   Purchases and Securities Being Offered                Not Applicable

20.   Underwriters                                          Sale of Contracts/Principal
                                                            Underwriter

21.   Calculation of Performance Data                       Performance Data

22.   Annuity Payments                                      Not applicable

23.   Financial Statements                                  Financial Statements and Notes to
                                                            Financial Statements

PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this registration statement.

Prospectus

                      DIVERSIFIED INVESTORS VARIABLE FUNDS
                 DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS

                        GROUP VARIABLE ANNUITY CONTRACTS
            SECTIONS 401(A), 401(K), 403(B), 408(IRA), 457 AND NQDC

                                   ISSUED BY

                   AUSA LIFE INSURANCE COMPANY, INC. ("AUSA")
        4 MANHATTANVILLE ROAD, PURCHASE, NEW YORK 10577; (914) 697-8000

      The Group Variable Annuity Contracts ("Contracts") described in this Prospectus are designed and offered as funding vehicles for retirement Plans maintained by state educational organizations, certain tax-exempt organizations, IRA Contractholders, and taxed organizations in the case of the
Section 401(a) and/or Section 401(k) Contracts and corporate nonqualified deferred compensation contracts ("NQDC"). The Contracts described in this Prospectus include certain group variable annuity contracts of the above described types which were originally issued by the Mutual Life Insurance Company of New York and which have been assumed by AUSA. See page __ for a description of this assumption reinsurance.

      Insofar as possible, the provisions of the Contracts are identical, and the information provided in this Prospectus is generally applicable to all Contracts. However, whenever statutory or administrative considerations require significant differences among the Contracts, such differences are explained separately for each.

      Purchase Payments under the Contracts are allocated to one of two segregated investment accounts of AUSA Life Insurance Company, Inc.: the Diversified Investors Variable Funds (the "Variable Funds Account") and the Diversified Investors Strategic Variable Funds (the "Strategic Variable Funds Account", and, together with the Variable Funds Account, the "Accounts").

      Purchase Payments directed to the Variable Funds Account may be allocated among such of the Subaccounts in the Variable Funds Account (the "Variable Funds Subaccounts") as are made available under the Contracts. The assets in each Variable Funds Subaccount are invested in a series of Diversified Investors Portfolios or in the Calvert Socially Responsible Series (the "Calvert Series") at their net asset value. See "Diversified Investors Portfolios" at page __ and "Calvert Series" at page __. The thirteen currently available series of Diversified Investors Portfolios are the Money Market Series, High Quality Bond Series, Intermediate Government Bond Series, Government/Corporate Bond Series, High-Yield Bond Series, Balanced Series, Equity Income Series, Equity Value Series, Growth & Income Series, Equity Growth Series, Special Equity Series, Aggressive Equity Series and International Equity Series. The Calvert Series is an actively managed, diversified portfolio of common and preferred stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the social concern criteria established by the Calvert Series. A copy of the Calvert Series Prospectus appears at the end of this Prospectus.

      Purchase Payments directed to the Strategic Variable Funds Account may be allocated among such of the Subaccounts in the Strategic Variable Funds Account (the "Strategic Variable Funds Subaccounts", and, together with the Variable

Funds Subaccounts, the "Subaccounts") as are made available under the Contracts. The three currently available Strategic Variable Funds Subaccounts are the Diversified Investors Short Horizon Strategic Allocation Variable Fund (formerly known as the Diversified Investors Conservative Strategic Allocation Variable Fund), the Diversified Investors Intermediate Horizon Strategic Allocation Variable Fund (formerly known as the Diversified Investors Moderate Strategic Allocation Variable Fund) and the Diversified Investors Intermediate/Long Horizon Strategic Allocation Variable Fund (formerly known as the Diversified Investors Aggressive Strategic Allocation Variable Fund). Diversified Investment Advisors, Inc. ("Diversified") is the investment adviser (the "Adviser") to each Strategic Variable Funds Subaccount. Diversified seeks to achieve the investment objective of each Strategic Variable Funds Subaccount by investing the assets of that Subaccount in a diversified portfolio of units issued by certain Variable Funds Subaccounts. The Variable Funds Subaccounts invest in turn in series of Diversified Investors Portfolios. See "Diversified Investors Strategic Variable Funds" at page __.

      VARIABLE FUNDS SUBACCOUNTS WHICH INVEST IN DIVERSIFIED INVESTORS PORTFOLIOS DO SO UNDER A CORE/FEEDER ARRANGEMENT. UNLIKE OTHER FUNDING VEHICLES INTO WHICH PURCHASE PAYMENTS MAY BE INVESTED THROUGH VARIABLE ANNUITY CONTRACTS ISSUED BY INSURANCE COMPANIES, DIVERSIFIED INVESTORS PORTFOLIOS OFFERS ITS INTERESTS FOR SALE TO OTHER TYPES OF COLLECTIVE INVESTMENT VEHICLES IN ADDITION TO INSURANCE COMPANY SEPARATE ACCOUNTS REGISTERED AS INVESTMENT COMPANIES UNDER THE INVESTMENT COMPANY ACT OF 1940. SUCH INVESTORS MAY INCLUDE MUTUAL FUNDS, BANK COLLECTIVE TRUSTS AND UNREGISTERED INSURANCE COMPANY SEPARATE ACCOUNTS. SEE "DIVERSIFIED INVESTORS PORTFOLIOS -- CORE/FEEDER STRUCTURE" ON PAGE __ HEREIN.

      The value of the Accumulation Accounts maintained in the Accounts will vary based upon the investment experience of the Subaccounts to which Purchase Payments are allocated. The investment experience of the Variable Funds Subaccounts will vary based on the underlying investment performance of the series of the Diversified Investors Portfolios and the Calvert Series invested in. The investment experience of the Strategic Variable Funds Subaccounts will vary based on the underlying investment performance of the Variable Funds Subaccounts invested in.

      This Prospectus sets forth the basic information that a prospective purchaser should know before investing. Please keep this Prospectus for future reference.

      To learn more about the Contracts, the Accounts and their underlying investments, you can obtain a copy of the Accounts' most recent financial reports or a copy of the Statement of Additional Information dated the date of this Prospectus. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. The Table of Contents of the Statement of Additional Information can be found on page __ of this Prospectus. Either document is available from AUSA without charge upon written request to the above address or by telephoning
(914) 697-8000. You can also obtain copies of these documents from the Securities and Exchange Commission's web site at http://www.sec.gov.

      THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE CONTRACTS IN ANY JURISDICTION IN WHICH SUCH MAY NOT BE LAWFULLY MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR

ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Dated May 1, 1998

                             CONTENTS
                                                                           PAGE
  Definitions ............................................................
  Synopsis................................................................
       Expense Summary....................................................
       The Contracts .....................................................
       The Accounts ......................................................
       Charges ...........................................................
       Credit And Allocation of Purchase Payments ........................
       Redemption ........................................................
       Transfers .........................................................
       Payments Options ..................................................
       Voting Rights .....................................................
       Death Benefit .....................................................
       Distribution Of the Contracts .....................................
       Financial Information .............................................
  AUSA ...................................................................
  Diversified Investors Variable Funds ...................................
       Calvert Series ....................................................
       Diversified Investors Portfolios ..................................
  Diversified Investors Strategic Variable Funds .........................
       Management.........................................................
  Charges ................................................................
       Charges For Mortality And Expense Risks ...........................
       Annual Contract Charge ............................................
       Investment Management Fee .........................................
       Premium Tax .......................................................
  Summary of the Contracts ...............................................
       Eligible Purchasers ...............................................
       Ownership .........................................................
       Purchase Payments .................................................
       Employer Sponsored Plan Requirements ..............................
       Rights of the Participant Under The Contract ......................
       Rights Upon Suspension Of Contract Or Termination of Plan .........
            403(b) Contract ..............................................
            401(a) Contract/401(k) Contract and NQDC Contracts ...........
            457 and 408(IRA) Contracts ...................................
       Failure Of Qualification ..........................................
       Transfers .........................................................
            401(a), 401(k), 403(b), 457, 408(IRA) and NQDC Contracts .....
  Rights Reserved By AUSA ................................................
  Credit of Purchase Payments ............................................
       Allocation of Purchase Payments ...................................
       Determination of Unit Value .......................................
  Death Benefit ..........................................................
  Redemption During The Accumulation Period ..............................
  Restrictions Under The Texas Optional Retirement Program ...............
  Payment Options ........................................................
       Annuity Purchase Date .............................................

                                                                           PAGE
       Fixed Annuity .....................................................
       Fixed Annuity Options .............................................
       Payments To A Beneficiary Following the Annuitant's Death .........
  Voting Rights ..........................................................
  Distribution of The Contracts ..........................................
  Federal Tax Status .....................................................
       Tax Treatment of AUSA .............................................
       Taxation of Diversified Investors Portfolios ......................
       Section 403(b) Annuities ..........................................
            Restrictions On Withdrawals Of Elective Contributions ........
       Section 401(a) Plans ..............................................
       Section 408(IRA) Contracts ........................................
       Minimum Distribution Requirements .................................
       Section 457 Plans .................................................
       Non-Qualified Deferred Compensation Contracts......................
       Income Tax Withholding ............................................
  Assumption Reinsurance .................................................
  Performance Data .......................................................
  Diversified Investors Portfolios .......................................
       Core/Feeder Structure .............................................
       Money Market Portfolio ............................................
       Bond Portfolios ...................................................
       Balanced Portfolio ................................................
       Stock Portfolios ..................................................
       Additional Investment Policies ....................................
       Risk Considerations ...............................................
  Management Of Diversified Investors Portfolios .........................
       Board of Trustees .................................................
       Investment Adviser ................................................
       Advisory Fees .....................................................
       Administrator .....................................................
       Distribution Arrangements .........................................
       Custodian and Dividend Disbursing Agent ...........................
  Other Information Regarding Diversified Investors Portfolios ...........
       Purchase and Redemption of Interests in
         Diversified Investors Portfolios ................................
       Net Asset Value ...................................................
       Taxation of Diversified Investors Portfolios ......................
       Distribution of Beneficial Interests, Voting Rights and Liabilities
  Independent Accountants ................................................
  Legal Proceedings ......................................................
  Financial Statements ...................................................
  Additional Information .................................................
  Miscellaneous...........................................................
  Table of Contents of Statement of Additional Information ...............
  Request Form for Statement of Additional Information ...................
  Appendix A -- Strategic Variable Funds Subaccounts .....................
  Appendix B -- Applicable Premium Tax Rates .............................
  Appendix C -- Composite Performance of Subadvisers......................
  Appendix D -- Permitted Investments and Investment Practices ...........

                                  DEFINITIONS

As used in this Prospectus, the following terms have the meanings indicated:

ACCUMULATION ACCOUNT: an account maintained for each Participant in which is recorded the number of Units held for his/her credit.

ACCUMULATION PERIOD: the accumulation period for each Participant is the period during which Purchase Payments may be made on his/her behalf. It begins when the Participant begins participation under the Plan and ends as of his/her Annuity Purchase Date (see "Annuity Purchase Date" on page __), or earlier termination of his/her Accumulation Account.

AGGRESSIVE EQUITY PORTFOLIO: Diversified Investors Aggressive Equity Portfolio, a series of Diversified Investors Portfolios.

BALANCED PORTFOLIO: Diversified Investors Balanced Portfolio, a series of Diversified Investors Portfolios.

CALVERT SERIES: the Calvert Responsibly Invested Balanced Portfolio, a series of Acacia Capital Corporation, an open-end management investment company registered under the Investment Company Act of 1940, as amended.

CONTRACTHOLDER: a state educational organization or certain tax-exempt organization employer or employer association for affiliated employers, taxed subsidiaries of tax-exempt organizations and taxed stand-alone organizations.

CONTRACTS: the group variable annuity contracts offered by AUSA to Contractholders, IRA Contractholders or NQDC Contractholders as described in this Prospectus.

CONTRACT YEAR: a period of 12 months measured from the date of the Contract issued to or adopted by the Contractholder, and anniversaries thereof.

DISC: Diversified Investors Securities Corp., a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and a wholly-owned subsidiary of Diversified.

DIVERSIFIED: Diversified Investment Advisors, Inc., a registered investment adviser under the Investment Advisers Act of 1940, as amended, and an affiliate of AUSA.

DIVERSIFIED INVESTORS PORTFOLIOS: an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended.

EQUITY GROWTH PORTFOLIO: Diversified Investors Equity Growth Portfolio, a series of Diversified Investors Portfolios.

EQUITY INCOME PORTFOLIO: Diversified Investors Equity Income Portfolio, a series of Diversified Investors Portfolios.

EQUITY VALUE PORTFOLIO: Diversified Investors Equity Value Portfolio, a series of Diversified Investors Portfolios.

FIXED ANNUITY: an annuity with payments which remain fixed throughout the payment period and which do not reflect the investment experience of a separate account.

GOVERNMENT/CORPORATE BOND PORTFOLIO: Diversified Investors Government/Corporate Bond Portfolio, a series of Diversified Investors Portfolios.

GROWTH & INCOME PORTFOLIO: Diversified Investors Growth & Income Portfolio, a series of Diversified Investors Portfolios.

HIGH QUALITY BOND PORTFOLIO: Diversified Investors High Quality Bond Portfolio, a series of Diversified Investors Portfolios.

HIGH-YIELD BOND PORTFOLIO: Diversified Investors High-Yield Bond Portfolio, a series of Diversified Investors Portfolios.

INTERMEDIATE GOVERNMENT BOND PORTFOLIO: Diversified Investors Intermediate Government Bond Portfolio, a series of Diversified Investors Portfolios.

INTERNATIONAL EQUITY PORTFOLIO: Diversified Investors International Equity Portfolio, a series of Diversified Investors Portfolios.

IRA CONTRACTHOLDER: a tax-exempt, or taxed organization or an association of members who share a common interest.

MONEY MARKET PORTFOLIO: Diversified Investors Money Market Portfolio, a series of Diversified Investors Portfolios.

NQDC: Non-qualified deferred compensation arrangement available to taxed organizations only.

PARTICIPANT: an employee participating under a Contract issued to or adopted by his/her employer or an individual participating under a Contract issued to an IRA Contractholder.

PLAN: a retirement plan or program under which benefits are to be provided pursuant to a Contract described herein or by a Participant.

PORTFOLIOS: the series of Diversified Investors Portfolios described herein.

PURCHASE PAYMENT: the amount contributed and remitted to AUSA by an employer on behalf of a Participant.

SPECIAL EQUITY PORTFOLIO: Diversified Investors Special Equity Portfolio, a series of Diversified Investors Portfolios.

STRATEGIC MANAGING BOARD: The Managing Board of the Strategic Variable Funds Account.

STRATEGIC VARIABLE FUNDS ACCOUNT: a segregated investment account of AUSA which has been designated Diversified Investors Strategic Variable Funds and to which Purchase Payments may be allocated.

STRATEGIC VARIABLE FUNDS SUBACCOUNTS: those Subaccounts of the Strategic Variable Funds Account that are made available under the Contracts.

UNIT: the measure by which the value of an investor's interest in each Subaccount is determined.

VALUATION DATE: each day at the close of business of the New York Stock Exchange (currently at 4:00 p.m. New York City time), each day that the New York Stock Exchange is open for trading, or any other day on which there is sufficient trading in securities of a series of Diversified Investors Portfolios or the Calvert series, as applicable, to affect materially the value of the Units of a Subaccount. If the New York Stock Exchange extends its closing beyond 4:00 p.m. New York City time, and continues to value after the time of closing of the New York Stock Exchange, AUSA reserves the right to treat any payment or communication received after 4:00 p.m. New York City time as being received as of the beginning of the next day.

VALUATION PERIOD: The period between the ending of two successive Valuation
Dates.

VARIABLE FUNDS ACCOUNT: a segregated investment account of AUSA which has been designated Diversified Investors Variable Funds and to which Purchase Payments may be allocated.

VARIABLE FUNDS BOND SUBACCOUNTS: The High Quality Bond, Intermediate Government Bond, Government/Corporate Bond and High-Yield Bond Subaccounts of the Variable Funds Account, each of which invests in a corresponding series of Diversified Investors Portfolios.

VARIABLE FUNDS MONEY MARKET SUBACCOUNT: The Money Market Subaccount of the Variable Funds Account, which invests in the Money Market series of Diversified Investors Portfolios.

VARIABLE FUNDS STOCK SUBACCOUNTS: The Equity Value, Equity Income, Growth & Income, Equity Growth, Special Equity, Aggressive Equity and International Equity Subaccounts of the Variable Funds Account, each of which invests in a corresponding series of Diversified Investors Portfolios.

VARIABLE FUNDS SUBACCOUNTS: those Subaccounts of the Variable Funds Account that are made available under the Contracts.

                                    SYNOPSIS

FEE TABLES

      The purpose of these tables is to assist you in understanding the various costs and expenses that a Contractholder allocating Purchase Payments under the Contracts to the Variable Funds Account or the Strategic Variable Funds Account would incur, either directly or indirectly. Each Variable Funds Subaccount will bear directly Mortality and Risk Expense Fees equal to .90% of average account value of that Subaccount. Because each Variable Funds Subaccount invests its assets in a series of Diversified Investors Portfolios or the Calvert Series, each of these Subaccounts will also bear, indirectly, its pro rata share of the fees and expenses of the underlying Portfolios (or the Calvert Series) in which it invests. Each Strategic Variable Funds Subaccount will bear directly a Management Fee equal to .20% of average daily net assets of that Subaccount. Because each Strategic Variable Funds Subaccount invests its assets in a combination of Variable Funds Subaccounts, each of these Subaccounts will also bear, indirectly, its pro rata share of the Mortality and Risk Expense Fees charged at the Variable Funds Subaccount level and of the fees and expenses of the underlying Portfolios in which the Variable Funds Subaccounts invest. Accordingly, the total fees and expenses of an investment in the Variable Funds Account is an aggregate of fees incurred at two levels, and the total fees and expenses of an investment in the Strategic Variable Funds Account is an aggregate of fees incurred at three levels.

                      DIVERSIFIED INVESTORS VARIABLE FUNDS

  TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES
  (AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE)
  Annual Contract Fee                        None (1)
  Mortality and Expense Risk Fees              .90(2)

(1)AUSA reserves the right to deduct an annual contract charge from a Participant's Accumulation Account not to exceed $50. See "Charges -- Annual Contract Charge" at page __.

(2)AUSA reserves the right to charge maximum mortality and expense risk fees of up to 1.25% upon notice.


      As described above, each Variable Funds Subaccount will also pay its pro rata share of the fees and expenses of the underlying Portfolio or the Calvert Series, as applicable, in which it invests. The following table provides the expense ratios (net of waivers and reimbursements) as a percentage of net assets for each Portfolio and the Calvert Series.

                      DIVERSIFIED INVESTORS PORTFOLIOS AND
                                 CALVERT SERIES

                                ANNUAL EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                 HIGH   INTERMEDIATE GOVERNMENT/
                                     MONEY     QUALITY   GOVERNMENT   CORPORATE  HIGH-YIELD   EQUITY
                                     MARKET      BOND       BOND        BOND        BOND     BALANCED    INCOME
                                   PORTFOLIO  PORTFOLIO  PORTFOLIO   PORTFOLIO    PORTFOLIO  PORTFOLIO  PORTFOLIO
                                   -------------------------------------------------------------------------------
  Management Fees (after
  waivers/reimbursements)(1)......    .25%      .35%       .32%        .35%         .00%       .45%       .45%
  Other Expenses .................    .05%      .05%       .08%        .04%         .60%       .05%       .03%
  Reimbursement from AUSA (2).....    (20%)      --         --          --           --         --         --
                                     ------     ----       ----        ----         ----       ----       ----
  TOTAL ANNUAL EXPENSES (AFTER
  WAIVERS/REIMBURSEMENTS) (1).....    .10%      .40%       .40%        .39%         .60%       .50%       .48%


                                    EQUITY     GROWTH &    EQUITY    SPECIAL   AGGRESSIVE         INTERNATIONAL
                                     VALUE      INCOME     GROWTH     EQUITY     EQUITY   CALVERT    EQUITY
                                   PORTFOLIO  PORTFOLIO  PORTFOLIO  PORTFOLIO  PORTFOLIO   SERIES   PORTFOLIO
                                   ----------------------------------------------------------------------------
  Management Fees (after
  waivers/reimbursements)(1)......   .45%       .58%        .69%      .79%       .72%       .70%     .68%
  Other Expenses .................   .15%       .07%        .04%      .06%       .28%       .13%     .22%
  Reimbursement from AUSA (2).....    --         --        (.23%)      --         --         --       --
                                     ----       ----       ------     ----       ----       ----     ----
  TOTAL ANNUAL EXPENSES (AFTER
  WAIVERS/REIMBURSEMENTS)(1)......   .60%       .65%        .50%      .85%      1.00%       .83%     .90%

----------------------

(1)Without fee waivers and reimbursements, advisory fees and total annual expenses would be .25% and .42% for the Money Market Portfolio, .35% and .40% for the High Quality Bond Portfolio, .35% and .43% for the Intermediate Government Bond Portfolio, .35% and .39% for the Government/Corporate Bond Portfolio, .55% and 1.21% for the High-Yield Bond Portfolio, .45% and .50% for the Balanced Portfolio, .45% and .49% for the Equity Income Portfolio, .57% and 1.17% for the Equity Value Portfolio, .60% and .67% for the Growth & Income Portfolio, .70% and .97% for the Equity Growth Portfolio, .80% and .86% for the Special Equity Portfolio, .97% and 1.60% for the Aggressive Equity Portfolio, .70% and .83% for the Calvert Series and .75% and 1.82% for the International Equity Portfolio.

(2)AUSA has agreed to provide reimbursements to limit total expenses for Variable Funds Subaccounts investing in either the Money Market Portfolio or the Equity Growth Portfolio to .10% and .50%, respectively, of average net assets of the applicable Portfolio, with AUSA reserving the right to raise the limit upon notice. Prior to May 1, 1996, AUSA also provided reimbursements to limit total expenses for Participants in the Equity Income Series to .46% of average net assets; effective May 1, 1996, AUSA discontinued such reimbursements.

Example(1)
      If you surrender your contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual rate of return.

                                         AFTER 1  AFTER 3  AFTER 5  AFTER 10
       SUBACCOUNT                         YEAR     YEARS    YEARS    YEARS
       Money Market.....................   $10      $32      $55      $122
       High Quality Bond................   $13      $41      $71      $157
       Intermediate Government Bond.....   $13      $41      $71      $157
       Government/Corporate Bond........   $13      $41      $71      $156
       High-Yield Bond..................   $15      $47      $82      $179
       Balanced.........................   $14      $44      $77      $168
       Equity Income....................   $14      $44      $76      $166
       Equity Value.....................   $15      $47      $82      $179
       Growth & Income..................   $16      $49      $84      $185
       Equity Growth....................   $14      $44      $77      $168
       Special Equity...................   $18      $55      $95      $206
       Calvert..........................   $18      $54      $94      $204
       Aggressive Equity................   $19      $60     $103      $222
       International Equity.............   $18      $57      $97      $212
--------------
(1)The assumption in the example of a 5% annual return is required by the Securities and Exchange Commission for all investment companies, and is not a prediction of any Subaccount's future performance. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. PREMIUM TAXES MAY ALSO BE APPLICABLE.

                 DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS

  Annual Contract Fee.........................    None(1)
  ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE
  NET ASSETS)
  Management Fees.............................     .20%(2)
  Mortality and Expense Risk Fees.............     .90%(3)
  Other Expenses..............................    None
  TOTAL ANNUAL EXPENSES.......................    1.10%(3)
                                                 =========
---------------------
(1)AUSA reserves the right to deduct an annual contract charge from a Participant's Accumulation Account not to exceed $50. See "Charges -- Annual Contract Charge" at page __.

(2)These fees are charged directly to the Strategic Variable Funds
   Subaccounts. Each Strategic Variable Funds Subaccount will also pay a pro rata portion of the expenses of the Portfolios in which it invests indirectly through various Variable Funds Subaccounts. See below for a table providing the expense ratios (net of waivers and reimbursements) as a percentage of net assets for the various Portfolios in which the Strategic Variable Funds Subaccounts will, through the Variable Funds Subaccounts, invest.

(3)AUSA reserves the right to charge maximum mortality and expense risk fees of up to 1.25% upon notice. These Mortality and Expense Fees are charged to the underlying Variable Funds Subaccounts. Each Strategic Variable Funds Subaccount will bear, indirectly, its pro rata share of the mortality and expense risk fees charged at the Variable Funds Subaccount level.

      As described above, each Strategic Variable Funds Subaccount will also pay its pro rata share of the fees and expenses of the underlying Portfolios. The following table provides the expense ratios (net of waivers and reimbursements) as a percentage of net assets for each Portfolio in which the Subaccounts will, indirectly, invest.



        SHORT HORIZON                                                    TOTAL ANNUAL
     STRATEGIC ALLOCATION                                                  PORTFOLIO
        VARIABLE FUND                     MANAGEMENT FEE                    EXPENSES
                                        (AFTER WAIVERS AND   OTHER     (AFTER WAIVERS AND
                                          REIMBURSEMENTS)   EXPENSES   REIMBURSEMENTS)(2)
  --------------------------------------
  Money Market Portfolio(1)                   .25%             .05%           .30%
  High Quality Bond Portfolio                 .35%             .05%           .40%
  Intermediate Government Bond Portfolio      .32%             .08%           .40%
  Government/Corporate Bond Portfolio         .35%             .04%           .39%
  High Yield Bond Portfolio                   .00%             .60%           .60%
  Equity Income Portfolio                     .45%             .03%           .48%
  Equity Value Portfolio                      .45%             .15%           .60%
  Growth & Income Portfolio                   .58%             .07%           .65%

          INTERMEDIATE AND                                                TOTAL ANNUAL
  INTERMEDIATE/LONG HORIZON STRATEGIC                                      PORTFOLIO
       ALLOCATION VARIABLE FUNDS           MANAGEMENT FEE                   EXPENSES
                                        (AFTER WAIVERS AND   OTHER     (AFTER WAIVERS AND
                                          REIMBURSEMENTS)   EXPENSES   REIMBURSEMENTS)(2)
  ---------------------------------------
  Money Market Portfolio(1)                   .25%             .05%           .30%
  High Quality Bond Portfolio                 .35%             .05%           .40%
  Intermediate Government Bond Portfolio      .32%             .08%           .40%
  Government/Corporate Bond Portfolio         .35%             .04%           .39%
  High Yield Bond Portfolio                   .00%             .60%           .60%
  Equity Value Portfolio                      .45%             .15%           .60%
  Growth & Income Portfolio                   .58%             .07%           .65%
  Equity Growth Portfolio(1)                  .69%             .04%           .73%
  Special Equity Portfolio                    .79%             .06%           .85%


  Aggressive Equity Portfolio                 .72%             .28%          1.00%
  International Equity Portfolio              .68%             .22%           .90%


     (1) AUSA has agreed to provide reimbursements to limit total expenses to .10% and .50% for investors in the Variable Funds Subaccounts which invest in the Money Market Portfolio and Equity Growth Portfolio, respectively.

     (2) Without fee waivers and reimbursements, Total Annual Portfolio Expenses would be as follows for the following Portfolios: Money Market Portfolio -- .42%; Intermediate Government Bond Portfolio -- .43%; High-Yield Bond Portfolio --1.21%; Equity Income Portfolio -- .49%; Equity Value Portfolio -- 1.17%; Growth & Income Portfolio -- .67%; Equity Growth Portfolio -- .97%; Special Equity Portfolio -- .86%; Aggressive Equity Portfolio -- 1.60%; and International Equity Portfolio -- 1.82%.

      Based on the foregoing, the range of the average weighted expense ratio for the Short Horizon Strategic Allocation Variable Fund is expected to be 1.12% to 1.26%, for the Intermediate Horizon Strategic Allocation Variable Fund 1.22% to 1.27% and for the Intermediate/Long Horizon Strategic Allocation Variable Fund 1.43% to 1.49%. A range is provided since the average assets of the Strategic Variable Funds Subaccounts invested in each of the Variable Funds Subaccounts will fluctuate.

Example(1)
      If you (i) surrender your contract at the end of the applicable time period, (ii) annuitize at the end of the applicable time period or (iii) do not surrender your contract, you would pay, using the midpoint ratios of 1.19, 1.35 and 1.40, respectively, of the ranges set forth above, the following expenses on a $1,000 investment, assuming a 5% annual rate of return.

                                            AFTER    AFTER    AFTER     AFTER
     STRATEGIC ALLOCATION VARIABLE FUND     1 YEAR   3 YEAR   5 YEAR   10 YEARS
  Short Horizon............................
  Intermediate Horizon.....................
  Intermediate/Long Horizon................

  --------------
(1)The assumption in the example of a 5% annual return is required by the Securities and Exchange Commission for all investment companies, and is not a prediction of any Subaccount's future performance. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. PREMIUM TAXES MAY ALSO BE APPLICABLE.

THE CONTRACTS

      The Group Variable Annuity Contracts (the "Contracts") described in this Prospectus are designed and offered as funding vehicles for retirement Plans maintained by state educational organizations, certain tax-exempt organizations, and IRA Contractholders and for taxed organizations in the case of the Section 401(a) and/or Section 401(k) Contracts and corporate nonqualified deferred compensation Contracts ("NQDC"). The Section 401(k) Contract will fund the benefits for tax-qualified pension and profit-sharing plans from employee/employer contributions of such organizations. The Section 403(b) Contract will purchase tax-deferred annuities for employees of these same organizations. The Section 457 Contract will provide deferred compensation eligible for deferred tax treatment. The Section 401(a) Contract will fund benefits for tax-qualified pension and profit-sharing Plans of such tax-exempt organizations as well as taxed subsidiaries of these organizations and stand-alone taxed organizations; the NQDC Contracts will fund benefits for taxed organizations. The Section 408 (Individual Retirement Account ("IRA")) Contract is a Group Variable Annuity Contract which will provide for on-going or rollover contributions from individuals who are eligible under Section 408 to make such contributions. Section references are to the Internal Revenue Code of 1986, as amended (the "Code").

      Insofar as possible, the provisions of the Contracts are identical, and the information provided in this Prospectus is generally applicable to all Contracts. However, whenever statutory or administrative considerations require significant differences among the Contracts, such differences are explained separately for each.

      With respect to the Section 401(a), Section 401(k) and NQDC Contracts, the employer and/or the employee will make contributions pursuant to the terms and conditions of the underlying retirement Plan. As to the Section 403(b) and
Section 457 Contracts, the employer will make Purchase Payments for each participating employee pursuant to either a salary reduction agreement or an agreement to forego a salary increase under which the employee decides the level and number of Purchase Payments to his/her Accumulation Account, except with respect to employer-sponsored Section 401(a) Plans under which the employer will make contributions pursuant to the underlying retirement Plan. In the case of the Section 408 IRA Contract, Purchase Payments will be made by the employer on behalf of and as determined by each participating employee pursuant to a salary reduction agreement or by the Participant.

THE ACCOUNTS

      Purchase Payments under the Contracts are allocated to one of two segregated investment accounts of AUSA Life Insurance Company, Inc., which have been designated the Diversified Investors Variable Funds (the "Variable Funds Account") and the Diversified Investors Strategic Variable Funds (the "Strategic Variable Funds Account", and, together with the Variable Funds Account, the "Accounts").

The Variable Funds Account

      The Variable Funds Account is divided into fourteen Subaccounts (the "Variable Funds Subaccounts"), thirteen of which correspond to Diversified Investors Portfolios' Money Market, High Quality Bond, Intermediate Government Bond, Government/Corporate Bond, High-Yield Bond, Balanced, Equity Income, Equity Value, Growth & Income, Equity Growth, Special Equity, Aggressive Equity and International Equity Portfolios, respectively. The Calvert Series Subaccount invests in the Calvert Series. The assets in each Variable Funds Subaccount are invested in the corresponding series of Diversified Investors Portfolios or the Calvert Series at their net asset value. See "Diversified Investors Portfolios" at page __ and "Calvert Series" at page __.

      Diversified Investors Portfolios is an open-ended, diversified management investment company which has thirteen series with differing investment objectives available under the Contracts. Each series of Diversified Investors Portfolios is managed by Diversified, an affiliate of AUSA. DISC, a wholly-owned subsidiary of Diversified, is the principal underwriter and distributor.

      The Calvert Series is a series of Acacia Capital Corporation, an open-end management investment company whose investment adviser is Calvert Asset Management Company, Inc. The Calvert Series in an actively managed portfolio of common and preferred stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the social concern criteria established by the Calvert Series. A copy of the Calvert Series Prospectus appears at the end of this Prospectus.

      The value of a Participant's Accumulation Account maintained in a Variable Funds Subaccount will vary based upon the investment experience of the corresponding Portfolio or Calvert Series to which Purchase Payments are allocated.

The Strategic Variable Funds Account

      The Strategic Variable Funds Account is divided into three Subaccounts (the "Strategic Variable Funds Subaccounts"), the Diversified Investors Short Horizon Strategic Allocation Variable Fund (formerly known as the Diversified Investors Conservative Strategic Allocation Variable Fund), the Diversified Investors Intermediate Horizon Strategic Allocation Variable Fund (formerly known as the Diversified Investors Moderate Strategic Allocation Variable Fund) and the Diversified Investors Intermediate/Long Horizon Strategic Allocation Variable Fund (formerly known as the Diversified Investors Aggressive Strategic Allocation Variable Fund).

      Diversified is the investment adviser to each Strategic Variable Funds Subaccount and seeks to achieve the investment objective of each Strategic Variable Funds Subaccount by investing in a diversified portfolio of units issued by the Variable Funds Subaccounts. There are currently twelve Variable Funds Subaccounts with varying investment objectives available for investment by the Strategic Variable Funds Subaccounts; the Balanced Subaccount and the Calvert Series Subaccount are not available to the Strategic Variable Funds Subaccounts. See "Diversified Investors Strategic Variable Funds" at page __. As noted above, the assets in each Variable Funds Subaccount are invested in a corresponding series of Diversified Investors Portfolios. See "Diversified Investors Portfolios" at page __.

      The value of a Participant's Accumulation Account maintained in a Strategic Variable Funds Subaccount will vary based upon the investment experience of the various Variable Funds Subaccounts and their corresponding Portfolios to which Purchase Payments are allocated.

CHARGES

      AUSA makes daily charges against the net assets of the Variable Funds Subaccounts at a maximum annual rate of 1.25%, consisting of .80% for mortality risks and .45% for administrative expense risks. Currently, the annual rate charged is .90% consisting of .60% for mortality risks and .30% for administrative expense risk. However, AUSA reserves the right to charge a maximum fee of 1.25% upon notice thereof. See "Charges -- Charges for Mortality and Expense Risks" on page __.

      Diversified, as investment adviser to each Strategic Variable Funds Subaccount, imposes a charge against the net assets of each Strategic Variable Funds Subaccount, computed daily, at an annual rate of .20% for investment advisory and other services.

      In addition, AUSA reserves the right to deduct an annual contract charge not to exceed $50 from a Participant's Accumulation Account. See "Charges -- Annual Contract Charge" on page __.

      In addition to the charges set forth above, Diversified, which serves as investment adviser to each Portfolio, and Calvert Asset Management Company, Inc., which serves as investment adviser to the Calvert Series, impose a charge against the net asset value of each Portfolio or the Calvert Series, as appropriate, computed daily, for investment advisory services and other expenses. See "Charges -- Investment Management Fee" on page __.

      Premium taxes may be payable on annuity considerations. See "Charges -- Premium Tax" on page __.

CREDIT AND ALLOCATION OF PURCHASE PAYMENTS

      Each Participant must direct Purchase Payments to the Variable Funds Account or the Strategic Variable Funds Account, or a combination of the two. Each Participant must also designate Subaccounts within each Account to which Purchase Payments will be directed. Purchase Payments will be credited to the Subaccounts designated by the Participant in the form of Units. The number of Units credited will not change but the dollar value of a Unit will vary depending upon the investment experience of the underlying Portfolio or the Calvert Series, as appropriate, and, in the case of the Strategic Variable Funds Subaccounts, the investment experience of the Variable Funds Subaccounts in which the Strategic Variable Funds Subaccounts invest. See "Credit of Purchase Payments" on page __.

REDEMPTION

      A Participant may redeem at any time prior to the time an annuity benefit takes effect and prior to his/her death all or a portion of the Units credited to his/her Accumulation Account without any charge, subject to any limitations in the underlying Plan. There are no redemption charges. See "Restrictions Under the Texas Optional Retirement Program" on page __ for withdrawal restrictions applicable to Contracts issued under the Texas Optional Retirement Program.

      A penalty tax may be payable under the Code upon the redemption of amounts from an Accumulation Account under a Contract and other significant withdrawal restrictions may be imposed by the Code. See "Federal Tax Status" on page __.

TRANSFERS

      A Participant may transfer all or a portion of his/her Accumulation Account in the Variable Funds Account among the Variable Funds Subaccounts. Similarly, a Participant may transfer all or a portion of his/her Accumulation Account in the Strategic Variable Funds Account among the Strategic Variable Funds Subaccounts. In either case, no transfer charges are imposed, and there is no limit to the number of transfers. While AUSA has no present intention to do so, it reserves the right to impose transfer charges at a later date. Transfers may be made in writing or by telephone by calling (914) 697-8000. See "Transfers" on page __. AUSA reserves the right to discontinue allowing telephone transfers.

PAYMENT OPTIONS

      Unless a Fixed Annuity is elected, a Participant will receive a lump sum payment at the end of the Accumulation Period. The Contracts may provide for several Fixed Annuity options: Life Annuity, Life Annuity With Period Certain, Specified Fixed Period Annuity, Contingent Annuity and Contingent Annuity With Period Certain. For NQDC, an installment payment option may also be available. See "Payment Options" on page __.

VOTING RIGHTS

      To the extent required by law, AUSA will vote the interests in the Portfolios and the Calvert Series held in the Variable Funds Subaccounts in accordance with the instructions received from Contractholders, IRA Contractholders and NQDC Contractholders. Similarly, to the extent required by law, AUSA will vote the interests in the Variable Funds Subaccounts held in the Strategic Variable Funds Subaccounts in accordance with the instructions received from Contractholders, IRA Contractholders and NQDC Contractholders. In each case, the Contractholders will instruct AUSA in accordance with the instructions received from Participants. See "Voting Rights" on page __.

DEATH BENEFIT

      If a Participant dies before the Annuity Purchase Date, the Accumulation Account value will be paid to his/her beneficiary in a lump sum. See "Death Benefit" on page __.

DISTRIBUTION OF THE CONTRACTS

      DISC will be the principal underwriter and distributor of the Contracts which will be sold by registered representatives who are also licensed insurance agents of AUSA. The Contracts may also be sold through registered representatives of other broker-dealers authorized by DISC and applicable law who may be insurance agents licensed by an insurance company other than AUSA. See "Distribution of the Contracts" on page __.

FINANCIAL INFORMATION

      Information about the performance of each Account is contained in the Annual Report of that Account which is available, free of charge, by contacting AUSA at the address or telephone number on the cover of this Prospectus.

                        CONDENSED FINANCIAL INFORMATION
                      DIVERSIFIED INVESTORS VARIABLE FUNDS
                            ACCUMULATION UNIT VALUES
                          [TO BE FILED BY AMENDMENT.]


                                                                    UNIT VALUE
                                      ------------------------------------------------------------------------
                                      DEC. 31, 1997  DEC.31, 1996  DEC. 31, 1995  DEC. 31, 1994  AUG. 18, 1994
                                      ------------------------------------------------------------------------
   Money Market.....................
   High Quality Bond(a).............
   Intermediate Government Bond.....
   Government/Corporate Bond........
   High-Yield Bond(a)...............
   Balanced.........................
   Equity Income....................
   Equity Value(b)..................
   Growth & Income(c)...............
   Equity Growth....................
   Special Equity(c)................
   Aggressive Equity(b).............
   Calvert..........................
   International Equity(d)..........

                                                              UNITS OUTSTANDING
                                        --------------------------------------------------------
                                        DEC. 31,1997  DEC. 31,1996  DEC. 31, 1995  DEC. 31, 1994
                                        --------------------------------------------------------
   Money Market.....................
   High Quality Bond (a)............
   Intermediate Government Bond.....
   Government/Corporate Bond........
   High-Yield Bond(a)...............
   Balanced.........................
   Equity Income....................
   Equity Value(b)..................
   Growth & Income(c)...............
   Equity Growth....................
   Special Equity(c)................
   Aggressive Equity(b).............
   Calvert..........................
   International Equity(d)..........

--------------------------------
(a)   Commencement of Operations August 20, 1996 at $10.00 unit value.

(b)   Commencement of Operations May 10, 1996 at $10.00 unit value.

(c)   Commencement of Operations August 24, 1994 at the stated unit value.

(d) The International Equity Subaccount fully redeemed its shares in the Scudder Variable Life Fund on October 18, 1996, and invested the proceeds in the International Equity series of Diversified Investors Portfolios. The unit value continued after the change in investment options.

                        CONDENSED FINANCIAL INFORMATION
                 DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS
                PER ACCUMULATION UNIT INCOME AND CAPITAL CHANGES
                          [TO BE FILED BY AMENDMENT.]

               SHORT HORIZON STRATEGIC VARIABLE FUNDS SUBACCOUNT
   ---------------------------------------------------------------------------------------
                                                               YEAR ENDING    YEAR ENDING
                                                               DEC. 31, 1997  DEC. 31, 1996
                                                               ---------------------------

   Investment Income...........................................
   Expenses....................................................
   Net Investment Income.......................................
   Net realized and unrealized gains (losses) on securities....
   Net increase (decrease) in accumulation unit value..........
   Accumulation unit value at beginning of period..............
   Accumulation unit value at end of period....................
   Expenses to average net assets..............................
   Net investment income to average net assets.................
   Portfolio turnover rate.....................................
   Number of accumulation units outstanding at end of period...

            INTERMEDIATE HORIZON STRATEGIC VARIABLE FUNDS SUBACCOUNT
   ---------------------------------------------------------------------------------------
                                                               YEAR ENDING    YEAR ENDING
                                                               DEC. 31, 1997  DEC.3 1, 1996
                                                               ---------------------------
   Investment Income...........................................
   Expenses....................................................
   Net Investment Income.......................................
   Net realized and unrealized gains (losses) on securities....
   Net increase (decrease) in accumulation unit value..........
   Accumulation unit value at beginning of period..............
   Accumulation unit value at end of period....................
   Expenses to average net assets..............................
   Net investment income to average net assets.................
   Portfolio turnover rate.....................................
   Number of accumulation units outstanding at end of period...

         INTERMEDIATE/LONG HORIZON STRATEGIC VARIABLE FUNDS SUBACCOUNT
   ---------------------------------------------------------------------------------------
                                                               YEAR ENDING    YEAR ENDING
                                                               DEC. 31, 1997  DEC. 31, 1996
                                                               ---------------------------
   Investment Income...........................................
   Expenses....................................................
   Net Investment Income.......................................
   Net realized and unrealized gains (losses) on securities....
   Net increase (decrease) in accumulation unit value..........
   Accumulation unit value at beginning of period..............
   Accumulation unit value at end of period....................
   Expenses to average net assets..............................
   Net investment income to average net assets.................
   Portfolio turnover rate.....................................
   Number of accumulation units outstanding at end of period...

                                      AUSA

      AUSA Life Insurance Company, Inc. is a stock life insurance company which was organized under the laws of the State of New York on October 3, 1947. AUSA is an indirect, wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"), a financial services holding company whose primary emphasis is life insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of AEGON nv, a Netherlands corporation which is a publicly traded international insurance group. AUSA's principal place of business is 4 Manhattanville Road, Purchase, N.Y. 10577; (914) 697-8000.


                      DIVERSIFIED INVESTORS VARIABLE FUNDS

      Diversified Investors Variable Funds (the "Variable Funds Account") was established by AUSA under New York Insurance Law on November 30, 1993 as a separate account. The Variable Funds Account will hold assets that are segregated from all of AUSA's other assets and at present are used only to support Contracts for which Purchase Payments have been allocated to the Variable Funds Account. AUSA is the legal holder of the assets in the Variable Funds Account and will at all times maintain assets in the Variable Funds Account with a total market value at least equal to the contract liabilities for the Variable Funds Account. The obligations under the Contracts are obligations of AUSA. Income, gains, and losses, whether or not realized, from assets allocated to the Variable Funds Account, are, in accordance with the Contracts, credited to or charged against the Variable Funds Account without regard to other income, gains, or losses of AUSA. The assets in the Variable Funds Account may not be charged with liabilities which arise from any other business AUSA conducts. The Variable Funds Account assets may include accumulation of the charges AUSA makes against a Contract participating in the Variable Funds Account. From time to time, any such additional assets may be transferred in cash to AUSA's general account.

      The Variable Funds Account is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Variable Funds Account. For state law purposes, the Variable Funds Account is treated as a part or division of AUSA.

      There are currently fourteen Subaccounts within the Variable Funds Account which are available for allocation of Purchase Payments under the Contracts. The Calvert Series Subaccount invests only in the Calvert Responsibly Invested Balanced Portfolio (the "Calvert Series"), a series of Acacia Capital Corporation, an open-end management investment company registered with the SEC under the 1940 Act. The thirteen other Variable Funds Subaccounts invest in thirteen corresponding series of Diversified Investors Portfolios (the "Portfolios"), an open-end diversified management investment company registered with the SEC under the 1940 Act. Set forth below is a brief description of the Calvert Series and the thirteen Portfolios. A full description of the Calvert Series, its investment objects, policies and restrictions, its expenses, the risks attendant in investing therein and other aspects of its operations are contained in the accompanying prospectus for the Calvert Series. Full descriptions of the thirteen Portfolios, their investment objectives, policies and restrictions, their expenses, the risks attendant to investing therein and other aspects of their operations are set forth herein under "Diversified Investors Portfolios" at page __. Further disclosure appears in the Statement of Additional Information. Each Participant should periodically consider his/her allocation among the Variable Funds Subaccounts in light of current market conditions and the investment risks attendant to investment in the various Portfolios and the Calvert Series.

CALVERT SERIES

      The Calvert Series is a series of Acacia Capital Corporation ("Acacia"), a Maryland corporation registered with the SEC under the 1940 Act as an open-end management company, whose investment adviser is Calvert Asset Management Company, Inc. The shares of Acacia are currently sold only to insurance companies for allocation to their separate accounts to fund the benefits under certain variable annuity and variable life insurance policies issued by such companies. Because the Calvert Series sells its shares to insurance companies offering both variable annuity and variable life insurance policies, potential for conflict between the interests of Contractholders of these contracts may arise. The Board of Directors of Acacia will monitor the Calvert Series for the existence of any material irreconcilable conflicts between interests of Contractholders of all separate accounts investing in the Calvert Series. If it is determined by a majority of the Board of Directors of Acacia that such material conflict exists, then AUSA will take whatever steps are necessary to eliminate the material conflict including withdrawing the assets allocable to the Calvert Series and reinvesting them in a different investment medium. For additional risk exposure, see the Calvert Series prospectus which follows this Prospectus. The Calvert Series Subaccount of the Variable Funds Account will purchase and redeem shares from the Calvert Series at net asset value.

      The investment objective of the Calvert Series is set forth in the prospectus for the Calvert Series which appears at the end of this Prospectus. Briefly, the objective is to achieve a total return above the rate of inflation through an actively managed, diversified portfolio of common and preferred stocks, bonds and money market instruments which offer income and capital growth opportunity and which satisfy the social concern criteria established for the Calvert Series. There can be no assurance that the objective of the Calvert Series will be realized.

DIVERSIFIED INVESTORS PORTFOLIOS

      Each of the other thirteen Variable Funds Subaccounts invests exclusively in a corresponding Portfolio, as set forth below:

  VARIABLE FUNDS SUBACCOUNT                           SERIES OF DIVERSIFIED INVESTORS PORTFOLIOS
  Diversified Investors Variable Funds Money Market   Diversified Investors Money Market Portfolio
  Subaccount........................................  (the "Money Market Portfolio")

  Diversified Investors Variable Funds High Quality   Diversified Investors High Quality Bond Portfolio
  Bond Subaccount...................................  (the High Quality Bond Portfolio")

                                                      Diversified Investors Intermediate Government
  Diversified Investors Variable Funds Intermediate   Bond Portfolio (the "Intermediate Government
  Government Bond Subaccount........................  Bond Portfolio")

                                                      Diversified Investors Government/Corporate Bond
  Diversified Investors Variable Funds                Portfolio (the "Government/Corporate Bond
  Government/Corporate Bond Subaccount..............  Portfolio")

  Diversified Investors Variable Funds High-Yield     Diversified Investors High-Yield Bond Portfolio
  Bond Subaccount...................................  (the "High-Yield Bond Portfolio")

  Diversified Investors Variable Funds Balanced       Diversified Investors Balanced Portfolio (the
  Subaccount........................................  "Balanced Portfolio")



  Diversified Investors Variable Funds Equity Value   Diversified Investors Equity Value Portfolio (the
  Subaccount........................................  "Equity Value Portfolio")

  Diversified Investors Variable Funds Equity Income  Diversified Investors Equity Income Portfolio (the
  Subaccount........................................  "Equity Income Portfolio")


  Diversified Investors Variable Funds Growth &       Diversified Investors Growth & Income Portfolio
  Income Subaccount.................................  (the "Growth & Income Portfolio")

  Diversified Investors Variable Funds Equity         Diversified Investors Equity Growth Portfolio (the
  Growth Subaccount.................................  "Equity Growth Portfolio")

  Diversified Investors Variable Funds Special        Diversified Investors Special Equity Portfolio
  Equity Subaccount.................................  (the "Special Equity Portfolio")

  Diversified Investors Variable Funds Aggressive     Diversified Investors Aggressive Equity Portfolio
   Equity Subaccount................................  (the "Aggressive Equity Portfolio")

  Diversified Investors Variable Funds International  Diversified Investors International Equity
  Equity Subaccount.................................  Portfolio (the "International Equity Portfolio")

      Diversified Investors Portfolios is registered with the SEC under the 1940 Act as an open-end diversified management investment company. This registration does not involve supervision by the SEC of the management or investment practices or policies of Diversified Investors Portfolios.

      Diversified acts as investment adviser and administrator to each Portfolio. Diversified has contracted with one or more subadvisers for certain investment advisory services for each Portfolio. The investment objectives of the Portfolios currently available under the Contracts through Variable Funds Subaccounts are described briefly below. There can be no assurance that the investment objectives of any of the Portfolios will be met.

      MONEY MARKET PORTFOLIO: To provide liquidity and as high a level of income as is consistent with the preservation of capital.

      HIGH QUALITY BOND PORTFOLIO: To provide a high risk-adjusted return while focusing on the preservation of capital.

      INTERMEDIATE GOVERNMENT BOND PORTFOLIO: To provide as high a level of current income as is consistent with the preservation of capital.

      GOVERNMENT/CORPORATE BOND PORTFOLIO: To achieve maximum total return.

      HIGH-YIELD BOND PORTFOLIO: To provide a high level of current income.

      BALANCED PORTFOLIO: To provide a high total investment return through investment in a balanced portfolio of stocks, bonds and money market instruments.

      EQUITY INCOME PORTFOLIO: To provide a high level of current income through investment in a diversified portfolio of common stocks with relatively high current yield. Capital appreciation is a secondary objective.

      EQUITY VALUE PORTFOLIO: To provide a high total investment return through investment primarily in a diversified portfolio of common stocks.

      GROWTH & INCOME PORTFOLIO: To provide capital appreciation and current income.

      EQUITY GROWTH PORTFOLIO: To provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with a potential for above-average growth in earnings. Current income is a secondary objective.

      SPECIAL EQUITY PORTFOLIO: To provide a high level of capital appreciation through investment in a diversified portfolio of common stocks of small to medium size companies.

      AGGRESSIVE EQUITY PORTFOLIO: To provide a high level of capital appreciation primarily through investing in a diversified portfolio of common stocks.

      INTERNATIONAL EQUITY PORTFOLIO: To provide a high level of long-term capital appreciation primarily through investment in a diversified portfolio of securities of foreign issuers.

      See "Diversified Investors Portfolios" at page __ and the Statement of Additional Information for more information on each of the Portfolios described above.


                 DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS

      Diversified Investors Strategic Variable Funds (the "Strategic Variable Funds Account") was established by AUSA under New York Insurance Law on April 15, 1996 as a separate account. The Strategic Variable Funds Account will hold assets that are segregated from all of AUSA's other assets and at present are used only to support Contracts for which Purchase Payments have been allocated to the Strategic Variable Funds Account. AUSA is the legal holder of the assets in the Strategic Variable Funds Account and will at all times maintain assets in the Strategic Variable Funds Account with a total market value at least equal to the contract liabilities for the Strategic Variable Funds Account. The obligations under the Contracts are obligations of AUSA. Income, gains, and losses, whether or not realized, from assets allocated to the Strategic Variable Funds Account, are, in accordance with the Contracts, credited to or charged against the Strategic Variable Funds Account without regard to other income, gains, or losses of AUSA. The assets in the Strategic Variable Funds Account may not be charged with liabilities which arise from any other business AUSA conducts. The Strategic Variable Funds Account assets may include accumulation of the charges AUSA makes against a Contract participating in the Strategic Variable Funds Account. From time to time, any such additional assets may be transferred in cash to AUSA's general account.

      The Strategic Variable Funds Account is registered with the SEC under the 1940 Act as a management investment company, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Strategic Variable Funds Account. For state law purposes, the Strategic Variable Funds Account is treated as a part or division of AUSA.

      The investment objectives of the Strategic Variable Funds Subaccounts currently available under the Contracts are described briefly below. There can be no assurance that the investment objectives of any of the Strategic Variable Funds Subaccounts will be met.

      SHORT HORIZON STRATEGIC ALLOCATION VARIABLE FUND (formerly known as the Conservative Strategic Allocation Variable Fund): To provide a high level of income and preservation of capital.

      INTERMEDIATE HORIZON STRATEGIC ALLOCATION VARIABLE FUND (formerly known as the Moderate Strategic Allocation Variable Fund): To provide a high total investment return.

      INTERMEDIATE/LONG HORIZON STRATEGIC ALLOCATION VARIABLE FUND (formerly known as the Aggressive Strategic Allocation Variable Fund): To provide long-term growth of capital and growth of income.

      As a fundamental policy, each Strategic Variable Funds Subaccount offers a professionally managed asset allocation investment program by investing in a combination of the Variable Funds Subaccounts (other than the Balanced and Calvert Series Subaccounts) described above. These Variable Funds Subaccounts in turn invest in the Portfolios. Consistent with its investment objective, each Strategic Variable Funds Subaccount will allocate its assets among the Variable Funds Subaccounts according to Diversified's outlook for the economy, financial markets and relative market valuation of the Variable Funds Subaccounts and the underlying Portfolios. Each Strategic Variable Funds Subaccount's share price will fluctuate with changing market conditions and the value of the Variable Funds Subaccounts in which it invests. Purchase Payments should not be allocated to the Strategic Variable Funds Subaccounts for short-term financial needs nor used to play short-term swings in the stock or bond markets. The Strategic Variable Funds Subaccounts cannot guarantee that they will achieve their objectives.

      As noted above, each Variable Funds Subaccount is a subaccount of the Variable Funds Account. Each Variable Funds Subaccount available under the Strategic Variable Funds Subaccounts seeks to achieve its investment objective by investing all of its assets in a corresponding Portfolio. See "Diversified Investors Variable Funds" above at page __ and the Statement of Additional Information for more information on the Variable Funds Subaccounts. See "Diversified Investors Portfolios" below at page __ and the Statement of Additional Information for more information on the Portfolios.

      Diversified has established general percentage allocations for the assets of each Strategic Variable Funds Subaccount among the Variable Funds Money Market, Bond and Stock Subaccounts. These general allocations reflect Diversified's present strategy for asset allocation during normal market conditions, and may be changed at any time without shareholder approval. Diversified also may allocate the assets of each Strategic Variable Funds Subaccount without limit to the Variable Funds Money Market Subaccount to reduce volatility, to provide a reserve for future allocations and for temporary defensive purposes.

      Under normal circumstances, at least 65% of the assets of the Short Horizon Strategic Allocation Variable Fund are invested in the Variable Funds Money Market and Bond Subaccounts, with at least 10% of the assets of the Fund invested in the Money Market Subaccount. The Fund may also invest in the Variable Funds Equity Income, Equity Value and Growth & Income Subaccounts. The assets of the Fund are generally allocated 0-50% to the Money Market Subaccount, 50-100% to the Bond Subaccounts and 0-20% to the Stock Subaccounts. For specific allocations to the underlying Subaccounts, see Appendix A.

      Under normal circumstances, the assets of the Intermediate Horizon Strategic Allocation Variable Fund are generally allocated 0-25% to the

Variable Funds Money Market Subaccount, 25-75% to the Variable Funds Bond Subaccounts and 25-75% to the Variable Funds Stock Subaccounts. For specific allocations to the underlying Subaccounts, see Appendix A.

      Under normal circumstances, at least 65% of the assets of the Intermediate/Long Horizon Strategic Allocation Variable Fund are invested in the Variable Funds Stock Subaccounts. The Fund may also invest in the Variable Funds Money Market and Bond Subaccounts. The assets of the Fund are generally allocated 0-20% to the Money Market Subaccount, 0-50% to the Bond Subaccounts and 50-100% to the Stock Subaccounts. For specific allocations to the underlying Subaccounts see Appendix A.

MANAGEMENT

      Subject to such policies as the Board of Directors of AUSA may determine and pursuant to the Investment Advisory Agreement with AUSA with respect to the Strategic Variable Funds Subaccounts, Diversified manages the assets of each Strategic Variable Funds Subaccount in accordance with the investment policies approved by the Board of Directors of AUSA. Subject to such policies, Diversified provides general investment advice to each Strategic Variable Funds Subaccount. For its services under the Investment Advisory Agreement, Diversified receives from each Strategic Variable Funds Subaccount fees accrued daily and paid monthly at an annual rate equal to 0.20% of the average daily net assets. Investment management decisions are taken by a committee of Diversified's personnel and not by a particular individual.

      The management of each Strategic Variable Funds Subaccount's business and affairs is the responsibility of the Board of Directors of AUSA. The Board of Directors of AUSA has established a managing board (the "Strategic Managing Board") and has delegated certain responsibilities for the operation of the Strategic Variable Funds Subaccounts to the Strategic Managing Board. A majority of the members of the Strategic Managing Board will be non-interested persons as defined in Section 2(a)(19) of the 1940 Act. However, the members of the Strategic Managing Board also serve in similar positions with the Portfolios. Thus, if the interests of a Strategic Variable Funds Subaccount and the Portfolios were ever to become divergent, it is possible that a conflict of interest could arise and affect how these persons fulfill their fiduciary duties to that Strategic Variable Funds Subaccount and the Portfolios. The Strategic Managing Board believes they have structured each Strategic Variable Funds Subaccount to avoid these concerns. However, it is conceivable that a situation could occur where proper action for a Strategic Variable Funds Subaccount could be adverse to the interests of a Portfolio, or vice versa. If such a possibility arises, the Trustees/Directors and Officers of the affected funds and Diversified will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict.

      Before approving any advisory contract, the Strategic Managing Board, including a majority of the members who are not "interested persons" as defined in Section 2(a)(19) of the 1940 Act, must find that advisory fees charged under such contract are based on services provided that are in addition to, rather than duplicative of, services provided pursuant to any Portfolio advisory contract.

                                    CHARGES

      Following is a discussion of various charges relating to an investment in either the Variable Funds Account or the Strategic Variable Funds Account. To the extent that charges are made against the Variable Funds Subaccounts, a pro rata share of these charges will ultimately be borne by Strategic Variable Funds Subaccounts investing in the Variable Funds Subaccounts.

CHARGES FOR MORTALITY AND EXPENSE RISKS

      The maximum daily charges against the Variable Funds Subaccounts for mortality and expense risks assumed by AUSA are computed and deducted from the value of the net assets of the Variable Funds Subaccounts. The maximum daily charge will be at the rate of 0.003425% (equivalent to an annual rate of 1.25%) of the average daily net assets of the Variable Funds Subaccounts. The daily charge will be deducted from the net asset value of each Variable Funds Subaccount on each Valuation Date. Where the previous day (or days) was not a Valuation Date, the maximum deduction on the Valuation Date will be 0.003425% multiplied by the number of days since the last Valuation Date. The sum of these charges on an annual basis will not exceed 1.25% of the average net assets invested in the Variable Funds Subaccounts. Of this charge, AUSA estimates that .80% is for mortality risk and .45% is for expense risk. (The daily charge from the Variable Funds Subaccounts based on an annual mortality and expense risk rate of .90%, .60% for mortality risks and .30% for administrative expense risks, is 0.002466%.)

      The mortality risk is that individuals may live for a longer period of time than projected and therefore a greater amount of annuity benefits than projected will be payable. The expense risk is that expenses incurred in issuing and administering the Contract will exceed the administrative expense charge provided in the Contract. AUSA believes that this level of charge is within the range of industry practice for comparable group variable annuity contracts.

      Sales distribution expenses and any other expenses in excess of the described charges will be paid from AUSA's general account and not directly from any Subaccount or from the mortality and expense risk charges. However, asset charges for AUSA's assumption of mortality and expense risks might be a source of contribution to the surplus in AUSA's general account.

ANNUAL CONTRACT CHARGE

      AUSA reserves the right to deduct an annual contract charge from a Participant's Accumulation Account to reimburse AUSA for administrative expenses relating to the maintenance of the Contracts. AUSA has no present intention to impose such a charge; however, AUSA may, in the future, impose such a charge in accordance with the provisions of the Contracts. Any such annual charge will not exceed $50. AUSA also reserves the right, if such a charge is imposed, to waive, on a temporary or permanent basis, all or part of such charge for certain classes of Contracts or for certain new classes of Contracts which may be sold in the future where circumstances exist that result in differences in AUSA's costs or in the services required from AUSA. For example, waivers may be granted for Contractholders with large numbers of participants with large account balances or for Contractholders which assume certain administrative expenses which AUSA would otherwise bear. If imposed, this charge would represent reimbursement for administrative costs expected to be incurred over the life of the Contracts. AUSA does not anticipate any profit from this charge.

INVESTMENT MANAGEMENT FEES

The Variable Funds Subaccounts

      Because the Variable Funds Account, through the Variable Funds Subaccounts, purchases interests in the Portfolios and the Calvert Series, the net assets of the Variable Funds Subaccounts will reflect the investment management fee and other expenses incurred by the Portfolios and the Calvert Series, as applicable.

      Diversified serves as the investment adviser to each Portfolio. For information with respect to the arrangements under which Diversified provides such advisory services, including charges and arrangements with subadvisers, see "Management of Diversified Investors Portfolios" at page __.

      The Calvert Series' investment adviser is the Calvert Asset Management Company, Inc. (the "Calvert Adviser"), which is located at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. The Calvert Adviser is a wholly-owned subsidiary of Calvert Group, Ltd., which is in turn a wholly-owned subsidiary of Acacia Mutual Life Insurance Company. Pursuant to its investment advisory agreement with the Calvert Series, the Calvert Adviser manages the fixed-income investments of the Calvert Series and is responsible for the overall management of the business affairs of the Calvert Series subject to the direction and authority of the Board of Directors of Acacia. The subadviser to the Calvert Series is NCM Capital Management Group, Inc. ("NCM"). Pursuant to its Investment Subadvisory Agreement with the Calvert Adviser, NCM manages the equity portion of investments for the Calvert Series. NCM is an employee-owned subsidiary of Sloan Financial Group. Sloan Financial Group is controlled by Maceo K. Sloan and Justin K. Beckett and is one of the largest minority-owned investment management firms in the country. The Calvert Adviser receives from the Calvert Series a monthly base fee, computed on a daily basis at an annual rate of 0.70% of the average daily net assets of the Calvert Series. The Calvert Adviser pays NCM a base fee of 0.25% of one-half of the Calvert Series' net assets. In addition, the Calvert Adviser and NCM may earn (or have their fees reduced by) performance fee adjustments based on the extent to which performance of the Calvert Series exceeds or trails the Lipper Balanced Funds Index. Payment of the performance fee adjustment began July 1, 1996. The specific adjustments are as follows:

         CALVERT ADVISER'S PERFORMANCE FEE ADJUSTMENT
         ----------------------------------------------
         Performance versus the     Performance Fee
         Lipper Balanced Fund Index   Adjustment
                6% to less than 12%      0.05%
               12% to less than 18%      0.10%
               18% or more               0.15%

                NCM'S PERFORMANCE FEE ADJUSTMENT
          ---------------------------------------------
          Performance versus the    Performance Fee
          Lipper Balanced Fund Index  Adjustment
                6% to less than 12%      0.05%
               12% to less than 18%      0.10%
               18% or more               0.15%

      The performance fee adjustment to NCM is paid out of the fee the Calvert Adviser receives from the Calvert Series. The initial performance period was the twelve month period between July 1, 1995 and July 1, 1996. Each month an additional month's performance is factored into the calculation until a total of 36 months comprises the performance computation period. Payment by the Calvert Series of the performance fee adjustment will be conditioned on (i) the performance of the Calvert Series as a whole having exceeded the Lipper Balanced Fund Index and (ii) payment of the performance fee adjustment not causing the Calvert Series' performance to fall below the Lipper Balanced Fund Index.

The Strategic Variable Funds Subaccounts

      For its services as investment adviser to the Strategic Variable Funds Subaccounts, Diversified receives fees, accrued daily and paid monthly, at an annual rate equal to 0.20% of the average daily net assets of each Strategic Variable Funds Subaccount.

      Because the Strategic Variable Funds Subaccounts purchase interests in the Variable Funds Subaccounts, which, in turn, purchase interests in the Portfolios, the net assets of the Strategic Variable Funds Subaccounts will reflect the investment management fee and other expenses incurred by the Portfolios. Diversified serves as the investment adviser to each Portfolio. For information with respect to the arrangements under which Diversified provides such advisory services, including charges and arrangements with subadvisers, see "Management of Diversified Investors Portfolios" at page __.

PREMIUM TAX

      Under the laws of certain jurisdictions, premium taxes are payable on annuity considerations which can include Purchase Payments or the Accumulation Account under the Contracts. Any applicable premium taxes will generally be deducted when the Accumulation Account under a Contract is applied to purchase an annuity. Under present laws, the range of premium taxes is from .5% to 4.0%. Attached as Appendix B is a schedule of applicable premium taxes payable upon annuitization which are in effect as of the date of this Prospectus. The laws of the various jurisdictions relating to annuity taxes and the interpretations of such laws are subject to changes which may affect the deductions, if any, under the Contracts for such taxes.

                            SUMMARY OF THE CONTRACTS

ELIGIBLE PURCHASERS

      State educational organizations and organizations that qualify for tax-exempt status under Code Section 501(c)(3), including associations thereof that qualify for tax-exempt status under Code Section 501(c)(3), are eligible purchasers. In addition, any organization qualifying as an IRA Contractholder may purchase or hold an IRA Contract. Any type of non-profit organization as well as taxed subsidiaries of tax-exempt organizations and taxed stand-alone organizations may purchase a Section 401(a) and/or a Section 401(k) or an NQDC Contract.

OWNERSHIP

      The organization purchasing or holding a Contract is the owner of the Contract for the benefit of the Participants. The Contract will cover all eligible Participants under a Plan. Each Participant will receive a certificate at the time his/her first annuity payment becomes payable, or earlier, if required by applicable law. The certificate summarizes the Participant's benefits under the Contract.

PURCHASE PAYMENTS

      With respect to the Section 401(a) Contract, the employer and/or employee will make contributions pursuant to the underlying retirement Plan. The Section 401(k) and NQDC Contracts will accept employer and/or employee contributions pursuant to the terms and conditions of the underlying Plan. As to the Section 403(b) Contract, the employer will make Purchase Payments in accordance with a salary reduction agreement or an agreement to forego a salary increase, except with respect to employer-sponsored Section 403(b) Plans under which the employer will make contributions pursuant to the underlying retirement Plan. In the case of the Section 408 IRA Contract, Purchase Payments will be made by the employer on behalf of and as determined by each participating employee pursuant to a salary reduction agreement or by the Participant. An Accumulation Account will be established for each Participant which will record the number of Units held in each Subaccount. Purchase Payments to the Variable Funds Account may be allocated among any of the Variable Funds Subaccounts. Similarly, Purchase Payments to the Strategic Variable Funds Account may be allocated among any of the Strategic Variable Funds Subaccounts.

      All Purchase Payments credited to an Accumulation Account are vested and nonforfeitable. However, Purchase Payments made by employers, including all such payments made under a Section 401(a) Contract, which are not the result of a reduction in salary or a give up in salary agreement, under an employer-sponsored Plan may be forfeitable but are generally subject to the vesting requirements, where applicable, of the Employee Retirement Income Security Act of 1974, as amended. In general, all Purchase Payments made to NQDC and Section 457 Contracts may be forfeitable even though partially or fully vested.

EMPLOYER SPONSORED PLAN REQUIREMENTS

      Since the Contracts are intended to implement the Plans of state educational organizations, organizations that qualify for tax-exempt status under Code Section 501(c)(3), IRA Contractholders and, in the case of Section 401(a) and/or Section 401(k) and NQDC Contracts, for taxed subsidiaries of such organizations and stand-alone taxed organizations and since such Plans may be sponsored by employers or associations who may have their own desires regarding certain Plan details and the manner in which the Plan is to be administered, there will be some variations in details in the Contract and Plan to reflect such desires. Reference to the provisions of the Plan in which the individual is a Participant must be made in all cases for particulars.

RIGHTS OF THE PARTICIPANT UNDER THE CONTRACT

      There are no stipulated or required Purchase Payments to be made under the Contract. Except for the 15 days prior to a Participant's Annuity Purchase Date (see "Annuity Purchase Date" on page __) during which no Purchase Payments will be accepted by AUSA, during a Participant's Accumulation Period Purchase Payments may be made in the amount authorized by the Participant. The Contract permits the Participant to elect his/her Annuity Purchase Date, to allocate Purchase Payments, to redeem all or a portion of the Units in his/her Accumulation Account, to designate beneficiaries, and to elect Fixed Annuity options, except that employer-sponsored Plans may affect these rights.

      During a Participant's Accumulation Period, one's rights and those of the Contractholder or IRA Contractholder shall be as set forth in the Contract and Plan. On and after the Annuity Purchase Date, or on the Participant's death, if earlier, all rights, as specified in the Contract and Plan, shall belong to the Participant or beneficiary as the case may be.

RIGHTS UPON SUSPENSION OF CONTRACT OR TERMINATION OF PLAN

403(b) Contract

      In the event that the making or receipt of all Purchase Payments under certain 403(b) Contracts is discontinued or a Contractholder terminates its

Plan or discontinues Purchase Payments for a Participant, AUSA shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/her Accumulation Account applied under one of the following options: (1) to be held and distributed by AUSA in accordance with the terms of the Contract, (2) to be paid to him/her in cash, or (3) in the event of suspension of the Contract or termination of the Plan, to be transferred to an alternate funding agency (e.g., another insurance company). Certain other 403(b) Contracts require the Contractholder, not AUSA, to give written notice thereof to Participants.

401(a) Contract/401(k) Contract and NQDC Contracts

      If the Contractholder terminates its Plan or discontinues Purchase Payments, it is the Contractholder's responsibility, and not AUSA's, to give written notice thereof to the affected Participants. In such cases, the Contractholder shall elect to have the entire balance held under the Contract applied under one of the following options: (1) to be held and distributed by AUSA in accordance with the terms of the Contract; (2) to be transferred to an alternate funding agency (e.g., another insurance company); or (3) to purchase deferred, paid-up life annuity benefits for Participants.

457 and 408(IRA) Contracts

      If the Contractholder or IRA Contractholder terminates its Plan or discontinues Purchase Payments for a Participant, AUSA shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/her Accumulation Account applied under either of the following options: (1) to be held and distributed by AUSA in accordance with the terms of the Contract or (2) to be paid to him/her in cash, except that, under the terms of certain 457 Contracts, the Contractholder, not AUSA, shall give notice to affected Participants.

FAILURE OF QUALIFICATION

      In the event that a Plan, Contractholder or IRA Contractholder or a Participant thereunder becomes ineligible for any previously applicable tax benefits under the Code, AUSA upon notice thereof shall refuse during the period of such ineligibility to accept Purchase Payments with respect to that Plan or Participant. A failure of qualification under a particular Contract shall have no effect on other issued and outstanding Contracts.

TRANSFERS

      No transfers may be made between any of the Contracts; however, the following transfers are permissible with respect to each Contract.

401(a), 401(k), 403(b), 457, 408(IRA) and NQDC Contracts

      A Participant may transfer all or a portion of his/her Accumulation Account in the Diversified Investors Variable Funds or the Diversified Investors Strategic Variable Funds among the various Subaccounts of that Account. No transfer charges are imposed, and there is no limit to the number of transfers permitted. While AUSA has no present intention to do so, AUSA reserves the right to impose transfer charges at a later date.

      Transfers from the Section 403(b), 401(a) and (k) and NQDC Group Fixed Annuity Contracts to a Participant's Accumulation Account under the Diversified

Investors Variable Funds Contracts are permitted only to the Subaccounts which invest in the Balanced Portfolio, Equity Income Portfolio, Growth & Income Portfolio, Equity Growth Portfolio, Special Equity Portfolio, Calvert Series or International Equity Portfolio. Transfers from the Section 403(b), 401(a) and
(k) and NQDC Group Fixed Annuity Contracts to a Participant's Accumulation Account under the Diversified Investors Strategic Variable Funds Contracts are permitted only to the Intermediate Strategic Allocation Variable Fund or the Intermediate/Long Strategic Allocation Variable Fund.

      Certain other restrictions which apply to transfers from the AUSA Section 403(b), Section 401(a), Section 401(k), NQDC and Section 408(IRA) Group Fixed Annuity Contracts to the Diversified Investors Variable Funds Contracts or the Diversified Investors Strategic Variable Funds Contracts are contained in the AUSA Section 403(b) and Section 401(a) and NQDC and 408(IRA) Group Fixed Annuity Contracts.

      Transfers may be made in writing or by telephoning (914) 697-8000. Transfers are effective within 48 hours of receipt of instructions. All Participants should be aware that a transfer authorized by telephone and reasonably believed to be genuine by AUSA may subject the Participant to risk of loss if such instruction is subsequently found not to be genuine. AUSA will employ reasonable procedures, including requiring Participants to give certain identification information and tape recording of telephone instructions, to confirm that instructions communicated by telephone are genuine. To the extent that AUSA fails to use reasonable procedures to verify the genuineness of telephone instructions, AUSA may be liable for any losses due to telephone instructions that prove to be fraudulent or unauthorized.

                            RIGHTS RESERVED BY AUSA

      Subject to compliance with applicable laws and, when required by law, approval of the Contractholders, IRA Contractholders, NQDC Contractholders and/or Participants and any appropriate regulatory authority, AUSA reserves the right to make the following changes:

   (1) To operate the Diversified Investors Variable Funds and the Diversified Investors Strategic Variable Funds in any form permitted under the 1940 Act or in any other form permitted by law;

   (2) To take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act;

   (3) To transfer any assets in a Subaccount to another Subaccount or to one or more separate accounts, or to AUSA's general account to the extent permitted by law or to add, combine or remove Subaccounts in a separate account;

   (4) To substitute, for the interests in a Portfolio or the Calvert Series held in any Variable Funds Subaccount, interests in another Portfolio or interests in another investment company or any other investment permitted by law; and

   (5) To make any necessary technical changes in the Contracts in order to conform with any of the above-described actions or as may be required or permitted by applicable laws affecting Diversified Investors Variable Funds, Diversified Investors Strategic Variable Funds or the Contracts.

      AUSA will exercise its right to make any of these changes when, in AUSA's judgment, such change is in the best interests of Contractholders and

Participants and/or such change is required under applicable law.
Contractholders will be notified of any changes and Participants will be notified of any changes that result in a material change in their Contract or in the investment options thereunder.

                          CREDIT OF PURCHASE PAYMENTS

      A Participant's initial Purchase Payment will be credited to the Participant's Accumulation Account to provide Units as of a Valuation Date for the Valuation Period, not later than (1) two business days after receipt of the Purchase Payment by AUSA at 4 Manhattanville Road, Purchase, New York 10577, if the contract application and/or Participant's enrollment form is complete upon receipt, or (2) two business days after an application and/or enrollment form which is incomplete upon receipt by AUSA is made complete, provided that if such information is not made complete within five business days after receipt
(i) the prospective Participant will be informed of the reasons for the delay, and (ii) the initial Purchase Payment will be returned immediately and in full, unless the prospective Participant specifically consents to AUSA retaining the Purchase Payment until such information is made complete.

      Subsequent Purchase Payments will be credited to the Participant's Accumulation Account to provide Units as of the Valuation Date for the Valuation Period in which the Purchase Payment is received in good order by AUSA.

ALLOCATION OF PURCHASE PAYMENTS

      Upon receipt of a Purchase Payment, it will be credited to the Account and the Subaccount or Subaccounts thereof designated by the Participant in the form of Units. The number of Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount(s) by the Unit value of that Subaccount for the Valuation Date for the Valuation Period on which the Purchase Payment is received. The number of Units shall not be changed by any subsequent change in the value of a Unit, but the dollar allocation value of a Unit will vary in amount depending upon the investment experience of the applicable Subaccount.

      Allocation instructions may be changed at any time by sending to AUSA a correctly completed allocation form. Any change in allocations will be effective within 10 business days following receipt of the allocation form by AUSA. If an allocation form is incorrectly completed, Purchase Payments will be credited in accordance with the most recent allocation form on record. AUSA reserves the right to limit a Participant's right to change allocation instructions to four times a calendar year.

DETERMINATION OF UNIT VALUE

The Variable Funds Subaccounts

      The Unit value for a Variable Funds Subaccount for any Valuation Date is determined by subtracting (b) from (a) and dividing the result by (c), where

    (a) is the aggregate net asset value on the Valuation Date of all investments by the Variable Funds Subaccount in the Portfolio or the Calvert Series in which the Variable Funds Subaccount invests; and

    (b) is the mortality and expense risk charge accrued as of that Valuation Date; and

    (c) is the total number of Units held in the Variable Funds Subaccount on the Valuation Date before the purchase or redemption of any Units on that Date.

The Strategic Variable Funds Subaccounts

      The Unit value for a Strategic Variable Funds Subaccount for any Valuation Date is determined by subtracting (b) from (a) and dividing the result by (c), where

    (a) is the aggregate net asset value on the Valuation Date of all investments by the Strategic Variable Funds Subaccount in the Variable Funds Subaccounts; and

    (b) is the investment advisory fee accrued as of that Valuation Date; and

    (c) is the total number of Units held in the Strategic Variable Funds Subaccount on the Valuation Date before the purchase or redemption of any Units on that Date.

      AUSA values the investment of each Strategic Variable Funds Subaccount at the respective unit values of the Variable Funds Subaccounts invested in. The unit values of such Variable Funds Subaccounts are, in turn, determined by the valuation practices of the underlying Portfolios. The Portfolios value the securities of the Money Market Portfolio based on the amortized cost method of valuation. Securities of other Portfolios are valued based on their current market value when market quotations are available. Where market quotations are not available, assets are valued at fair value as determined in good faith under the direction of the Board of Trustees of the Portfolios. Debt obligations with 60 days or less remaining to maturity may be valued by the amortized cost method, which the Board of Trustees of the Portfolios has determined to constitute fair value for such securities.

                                 DEATH BENEFIT

      Under Section 403(b), Section 457, and 408(IRA) Contract, if a Participant dies before the Annuity Purchase Date (see "Annuity Purchase Date" on page __), the value of his/her Accumulation Account will be paid to the beneficiary in a lump sum. If the beneficiary is under the age of 75 at the time of the Participant's death, the beneficiary may elect to have this lump sum applied to provide a Fixed Annuity. A lump sum payment to some extent may be taxed as ordinary income to the beneficiary in the year received. A beneficiary should consider the possible tax advantages to electing an annuity. See "Section 403(b) Annuities" on page __. Under Section 401(a) and/or Section 401(k) Contracts, however, the underlying tax-qualified Plan is generally required to provide that in the case of a married Participant, a survivorship annuity death benefit will be paid to the surviving spouse if the Participant dies prior to retirement. In each case involving Section 401(a) and/or Section 401(k) Contracts, reference must be made to the underlying Plan for particulars.

      If the Participant dies before the Annuity Purchase Date, his/her entire interest must generally be distributed within five years after the date of death, or if payable to a designated beneficiary must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, within one year after the date of death. If the beneficiary is the Participant's spouse, distributions are not required to be made until the April 1st after the end of the calendar year in which the Participant would have attained age 70 1/2; if the spouse dies before distributions begin, the rules discussed above will apply as if the spouse were the Participant (owner).

      If a lump sum payment is elected, the Accumulation Account value will be determined on the Valuation Date for the Valuation Period in which a certified copy of the death certificate evidencing the Participant's death is received by AUSA. If a Fixed Annuity is elected, the Accumulation Account value will be determined on the Valuation Date for the Valuation Period of the beneficiary's Annuity Purchase Date. For Section 401(a) and/or Section 401(k) and NQDC Contracts, the underlying Plan should be consulted to determine the options available.

      For NQDC Contracts, the remaining value will be paid to a designated beneficiary. If no such beneficiary is so designated or in existence, the remaining value will be paid in the following order: Participant's (1) spouse,
(2) children, (3) parents, (4) siblings and (5) estate.

      For all Contracts except NQDC Contracts, the death benefit is guaranteed to be not less than the total amount of all contributions, less any withdrawals, made by the Participant.

                   REDEMPTION DURING THE ACCUMULATION PERIOD

      For Section 403(b), Section 457 and Section 408(IRA) Contracts and subject to applicable federal tax law restrictions, a Participant at any time during his/her Accumulation Period and prior to his/her death may redeem all or a portion of the Units credited to the Accumulation Account. There is no redemption charge. See "Federal Tax Status" on page __.

      The Accumulation Account value redeemed or the Units remaining after a partial redemption will be determined on the Valuation Date for the Valuation Period in which a written request for a redemption on a form approved by AUSA is received by AUSA. The Accumulation Account will be reduced by the lesser of the number of Units obtained by dividing the amount of the redemption request by the Unit value for that day or the number of Units remaining in the Accumulation Account.

      A full or partial redemption payment will be made within seven days after receipt of the written request. A request for a partial redemption must specify the Subaccount(s) from which the partial withdrawal is to be made. Payment may be postponed as permitted by the 1940 Act. Currently, deferment is permissible only when the New York Stock Exchange is closed or trading is restricted, when an emergency exists as a result of which disposal of interests in the Portfolios or the Calvert Series held by Variable Funds Subaccounts is not reasonably practicable or it is not reasonably practicable to determine fairly the value of these assets, or when the SEC has provided for such deferment for the protection of Participants.

      A withdrawal will generally have federal income tax consequences which may include penalties. See "Federal Tax Status" on page __.

      With respect to Section 401(a), Section 401(k) and NQDC Contracts, the ability to withdraw funds during the Accumulation Period is generally more limited; however, in each instance the underlying Plan document should be consulted to determine what options, if any, are available.

            RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

      The Texas Optional Retirement Program ("Program") imposes on participants in such Program certain restrictions on withdrawal, which affect redemptions with respect to any variable annuity contract issued under the Program. Under section 830.104 of the Texas Government Code, such participant in the Program, in order to withdraw accumulated contributions from the retirement system, must complete the required application form prescribed by the board of trustees. A person who withdraws contributions pursuant to section 830.104 relinquishes all accrued rights in the retirement system.

      Nothing in section 830.105 of the Texas Government Code, entitled Termination of Participation, precludes the election by a participant to withdraw accumulated contributions pursuant to section 830.104. However, section 830.105 restricts the availability of an annuity purchased under the Program to situations where the participant attains age 70 1/2 or terminates participation in the Program by: death, retirement, or termination of employment in all institutions of higher education.

                                PAYMENT OPTIONS

      With respect to Section 403(b), Section 457 and Section 408(IRA) Contracts, unless a Fixed Annuity as described below is elected, payment to the Participant shall be made at the end of his/her Accumulation Period in a lump sum calculated in the same manner as if a total withdrawal request of one's Accumulation Account had been received by AUSA on his/her Annuity Purchase Date. See page __ for "Redemption During the Accumulation Period". However,
Section 401(a), Section 401(k) and NQDC Contracts provide the funding for the Plans and reference to the particular Plan must be made in each case for details. For example, tax-qualified Plans must generally provide by law that in the case of a married Participant who does not properly elect otherwise, retirement annuity benefits will be paid in the form of a contingent annuity with a survivorship annuity benefit for his surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living. For NQDC Contracts, the employer may also provide for installment payments without the purchase of an annuity.

ANNUITY PURCHASE DATE

      The Annuity Purchase Date is the first day of the month coincident with or following the receipt by AUSA of written notice, submitted through the Participant's employer, of the Participant's retirement (i.e., the termination of employment with his/her employer). Subject to the terms of the Plan, a Participant may elect to retire at any time and receive annuity benefits. As a general rule, benefits must begin no later than April 1 of the calendar year following the year in which the Participant attains age 70 1/2 at which time an election to receive an annuity or lump sum benefit must be made.

      In the case of a beneficiary who elects a Fixed Annuity, the Annuity Purchase Date will be the first day of the month following receipt by AUSA of the election of a Fixed Annuity; however, if any election is received during the last 15 days of a month, the Annuity Purchase Date will be the first day of the second month after receipt of the election.

      For Section 408(IRA) Contracts, the Annuity Purchase Date is the date the annuity first begins under the terms of the IRA Contract.

FIXED ANNUITY

      Fixed Annuity payments are not made from the Variable Funds Account or the Strategic Variable Funds Account but are made from the general account of AUSA which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, Fixed Annuity payments and interests in the general account have not been registered under the Securities Act of 1933, as amended, (the "1933 Act") nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. The SEC staff has not reviewed the disclosures in this Prospectus that relate to the Fixed Annuity payments and interests in the general account. Disclosures regarding Fixed Annuity payments and the general account in this Prospectus, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

      A Fixed Annuity may not be elected if the initial monthly payment under the form elected would be less than $20. Fixed Annuity payments will be made monthly unless the annuitant elects to receive payments annually, semi-annually or quarterly. Any such election must be made at the same time that the annuitant elects to receive a Fixed Annuity and cannot be changed during the annuity period. Once a Fixed Annuity takes effect, it may not be redeemed, surrendered or changed to any other form of annuity.

FIXED ANNUITY OPTIONS

   The following Fixed Annuity options may be available:

   (i) Life Annuity -- Annuity payments will be made during the lifetime of the annuitant. It would be possible for the annuitant to receive no annuity payment if he/she died prior to the date of the first annuity payment.

   (ii) Life Annuity With Period Certain -- Annuity payments will be made during the lifetime of the annuitant with the guarantee that if the annuitant dies before a period certain elected, the beneficiary will receive payments for the duration of the period. The period certain may be any number of years between 5 and 20 inclusive.

   (iii) Specified Fixed Period Annuity -- Annuity payments will be made for a specified fixed period selected by the annuitant. If the annuitant dies during the specified fixed period, the annuity payments for the remainder of the period will be paid to the beneficiary. No annuity payments are made after the expiration of the specified fixed period even if the annuitant survives. The specified fixed period may be for any number of years between 10 and 30 years inclusive.

   (iv) Contingent Annuity -- Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person ("contingent annuitant") with payments continued during the remaining lifetime of the contingent annuitant. Annuity payments to the contingent annuitant may be made in the same amount paid while both annuitants lived or a lesser percentage of this amount. For Section 401(a) and/or Section 401(k) Contracts, in the absence of a proper election by the Participant, a contingent annuity with a survivorship annuity benefit for the surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living will be the normal form of benefit.

   If the contingent annuitant dies before the first annuity payment to the annuitant, the contingent annuity election will be void and the annuitant will receive a Life Annuity. If the contingent annuitant dies after the first annuity payment to the annuitant, but before the death of the annuitant, annuity payments under the Contingent Annuity election will be made to the annuitant during his/her lifetime. If the annuitant and the contingent annuitant die before the date of the first annuity payment, no annuity payments will be made.

   (v) Contingent Annuity With Period Certain -- Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person ("contingent annuitant"). Annuity payments to the contingent annuitant may be in the same amount as paid to the annuitant or a lessor percentage of that amount and will be made for a period certain of any number of years between 5 and 20 years inclusive.

      The Life Annuity With Period Certain and the Specified Fixed Period Annuity may only be elected for a number of years that will not exceed an annuitant's life expectancy. The annuity benefit option elected by the Participant will affect the level of annuity payments the Participant will receive. The longer annuity payments are projected to continue based upon actuarial possibilities, the lower annuity payments will be.

      The annuity purchase rates for these Fixed Annuity benefits shall not exceed, during the initial period set forth in the Contract, the maximum rates set forth in the Contract. Thereafter, the annuity purchase rate will be the rate in effect as declared by AUSA or the Annuity Purchase Date. The guaranteed level of Fixed Annuity payments will be determined based upon (i) a Participant's Accumulation Account value on the Annuity Purchase Date, (ii) the applicable annuity purchase rate on the Annuity Purchase Date which will reflect the age of the Participant and (iii) the type of Fixed Annuity option elected.

PAYMENTS TO A BENEFICIARY FOLLOWING THE ANNUITANT'S DEATH

      If any annuity payment is payable to the beneficiary after the death of an annuitant on or after his/her Annuity Purchase Date but during a period certain, it shall be payable as each payment becomes due to the beneficiary. If the benefit is payable to more than one beneficiary, it shall be paid in equal shares to such beneficiaries, the survivors or survivor, unless the annuitant has elected otherwise. Upon the death of the last surviving beneficiary, AUSA shall pay the commuted value of any remaining payments in a lump sum cash payment to the estate of such last surviving beneficiary in lieu of any further income payments.

      The annuitant's beneficiary may direct in writing to AUSA that any income payable after the death of the annuitant or contingent annuitant be terminated and a single commuted value be paid to the beneficiary. The commuted values referred to above shall be based upon the value of the payments for the balance of the period certain determined as of the date AUSA receives written notice of the beneficiary's election to receive the commuted value on the basis of the interest rate (compounded annually) inherent in the annuity purchase rate applied to provide the annuitant's Fixed Annuity.

                                 VOTING RIGHTS

The Variable Funds Subaccounts

      The assets held in the Variable Funds Subaccounts will be invested in the Portfolios or the Calvert Series, as applicable. AUSA is the legal holder of the interests and shares held in a Variable Funds Subaccount and as such has the right to vote to elect the governing boards of Diversified Investors Portfolios and Acacia, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund, and to vote upon any other matter that may be voted upon at a shareholders' meeting. To the extent required by law, AUSA will vote at regular and special shareholder meetings in accordance with the instructions received from

Contractholders, IRA Contractholders and NQDC Contractholders. AUSA will furnish Contractholders, IRA Contractholders and NQDC Contractholders with the proper forms to enable them to give these instructions. The record date for any such vote shall be selected by the governing boards of Diversified Investors Portfolios or Acacia.

      Each Contractholder, IRA Contractholder and NQDC Contractholder will have the equivalent of one vote per $100 of the dollar value of the Accumulation Accounts in a Contract held in each Variable Funds Subaccount, with fractional votes for amounts less than $100. These votes, are converted into a proportionate number of votes in beneficial interests in a Portfolio or shares of the Calvert Series. Interests held in each Variable Funds Subaccount for which no timely instructions from Contractholders, IRA Contractholders or NQDC Contractholders are received will be voted by AUSA in the same proportion as those interests in that Subaccount for which instructions are received. Should applicable federal securities laws or regulations permit, AUSA may elect to vote in its own right.

      A Participant will have the right to instruct the Contractholder, IRA Contractholder or NQDC Contractholder with respect to interests in the Portfolio or the Calvert Series attributable to his/her portion of the Accumulation Account held in each Variable Funds Subaccount. Each Participant under the Contract shall receive a statement of the amount attributable to his/her participation in each Variable Funds Subaccount and stating his/her right to instruct the Contractholder as to how to vote such interest. AUSA will provide voting instruction materials to the Contractholder, IRA Contractholder or NQDC Contractholder and to the Participants.

      The Contractholder, IRA Contractholder and NQDC Contractholder shall provide voting instructions to AUSA with respect to interests attributable to the Accumulation Account values held in each Variable Funds Subaccount in accordance with instructions received by Participants. For interests for which no timely instructions from Participants are received, the Contractholder, IRA Contractholder or NQDC Contractholder will instruct AUSA to vote these interests in the same proportion as those shares for which instructions from Participants are received.

      Matters on which the Contractholder, IRA Contractholder or NQDC Contractholder may give voting instructions include the following: (1) election of the governing boards of Diversified Investors Portfolios or Acacia; (2) ratification of the independent accountant of a Portfolio or the Calvert Series corresponding to the Contractholder's, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s); (3) approval of any change in the Investment Advisory Agreement or any Subadvisory Agreement for a Portfolio or the Calvert Series corresponding to the Contractholder's, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s); (4) any change in the fundamental investment policies of a Portfolio or the Calvert Series corresponding to the Contractholder's, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s); and (5) any other matter requiring a vote of the investors in Diversified Investors Portfolios or the Calvert Series. With respect to approval of the Investment Advisory Agreements or Subadvisory Agreements or any change in a fundamental investment policy, Contractholders, IRA Contractholders and NQDC Contractholders participating in the affected Subaccount will vote separately on the matter pursuant to the requirements of Rule 18f-2 under the 1940 Act.

The Strategic Variable Funds Subaccounts

      The assets held in the Strategic Variable Funds Subaccounts will be invested in units of the Variable Funds Subaccounts. AUSA is the legal holder of the units in the Strategic Variable Funds Subaccounts and as such has the right to vote upon any matter that may be voted upon by holders of units. To the extent required by law, AUSA will vote at regular and special meetings in accordance with the instructions received from Contractholders, IRA Contractholders and NQDC Contractholders. AUSA will furnish Contractholders, IRA Contractholders and NQDC Contractholders with the proper forms to enable them to give these instructions.

      Each Contractholder, IRA Contractholder and NQDC Contractholder will have the equivalent of one vote per $100 of the dollar value of the Accumulation Accounts in a Contract held in each Strategic Variable Funds Subaccount, with fractional votes for amounts less than $100. Interests held in each Strategic Variable Funds Subaccount for which no timely instructions from Contractholders, IRA Contractholders or NQDC Contractholders are received will be voted by AUSA in the same proportion as those interests in that Strategic Variable Funds Subaccount for which instructions are received. Should applicable federal securities laws or regulations permit, AUSA may elect to vote in its own right.

      A Participant will have the right to instruct the Contractholder, IRA Contractholder or NQDC Contractholder with respect to interests in Strategic Variable Funds Subaccounts attributable to his/her portion of the Accumulation Account. Each Participant under the Contract shall receive a statement of the amount attributable to his/her participation in each Strategic Variable Funds Subaccount and stating his/her right to instruct the Contractholder as to how to vote such interest. AUSA will provide voting instruction materials to the Contractholder, IRA Contractholder or NQDC Contractholder and to the Participants.

      The Contractholder, IRA Contractholder and NQDC Contractholder shall provide voting instructions to AUSA with respect to interests attributable to the Accumulation Account values held in a Strategic Variable Funds Subaccount in accordance with instructions received by Participants. For interests for which no timely instructions from Participants are received, the Contractholder, IRA Contractholder or NQDC Contractholder will instruct AUSA to vote these interests in the same proportion as those shares for which instructions from Participants are received.

      Matters on which the Contractholder, IRA Contractholder or NQDC Contractholder may give voting instructions include the following: (1) approval of any change in the Investment Advisory Agreement corresponding to the Contractholder's, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s); (2) any change in the fundamental investment policies of the Contractholder's, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s); and (3) any other matter requiring a vote of the unitholders of a Subaccount. With respect to approval of the Investment Advisory Agreements or any change in a fundamental investment policy, Contractholders, IRA Contractholders and NQDC Contractholders participating in the affected Subaccount will vote separately on the matter pursuant to the requirements of Rule 18f-2 under the 1940 Act. On matters submitted for consideration by holders of units of the underlying Variable Funds Subaccounts, AUSA will vote in proportion to the vote of all other holders of units in that underlying Variable Funds Subaccount.

General

      AUSA may, if required by state insurance officials, disregard voting instructions if those instructions would require voting to cause a change in the subclassification or investment objectives or policies of one or more of the Portfolios, the Calvert Series or the Variable Funds Subaccounts, or to approve or disapprove an investment adviser or principal underwriter for one or more of the Variable Funds Subaccounts. In addition, AUSA may disregard voting instructions that would require changes in the investment objectives or policies of any of the Portfolios, the Calvert Series or the Variable Funds Subaccounts or in an investment adviser or principal underwriter, if AUSA reasonably disapproves those changes in accordance with applicable federal regulations. If AUSA disregards voting instructions, it will advise Contractholders, IRA Contractholders, NQDC Contractholders and Participants of that action and its reasons for the action in the next semiannual report to Contractholders, IRA Contractholders, NQDC Contractholders and Participants.

                         DISTRIBUTION OF THE CONTRACTS

      DISC will act as the principal underwriter and the distributor of the Contracts. DISC will perform all sales, marketing and administrative functions relative to the Contracts which participate in the Variable Funds Account or the Strategic Variable Funds Account, with certain exceptions in connection with the use of other authorized broker-dealers. DISC is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. The principal business address of DISC is 4 Manhattanville Road, Purchase, New York 10577. The Contracts are sold by individuals who are registered representatives of DISC and who are also licensed as insurance agents for AUSA. The Contracts may also be sold through registered representatives of other broker-dealers authorized by DISC and applicable law who may be insurance agents licensed by an insurance company other than AUSA. Commissions and other expenses directly related to the sale of the Contracts will not exceed 8 percent of Purchase Payments. Additional expense allowance may be paid for other services not directly related to the sale of the Contracts. Such services include the training of personnel and the production of promotional literature.

                               FEDERAL TAX STATUS

      The ultimate effect of federal income taxes on Fixed Annuity payments and on the economic benefit to the Participant, annuitant, payee and beneficiary depends on the tax and employment status of the individual concerned.

      The discussion which follows on the treatment of AUSA and of the Contracts under federal income tax law is general in nature, is based upon AUSA's understanding of current federal income tax laws, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax law or of the current interpretations by the Internal Revenue Service. No attempt is made to consider any applicable state or other tax laws. Each Contractholder, IRA Contractholder, NQDC Contractholders and Participant contemplating investment in the Contracts should consult a qualified tax adviser.

      Participants receiving large distributions (generally those in excess of $150,000 per year; or lump sum distributions in excess of $150,000) from qualified retirement Plans, including those funded through Section 401(a),
Section 408(IRA) and Section 403(b) Contracts, may be subject to a 15% excise tax on their distributions in excess of a specified amount.

TAX TREATMENT OF AUSA

      AUSA is taxed as a life insurance company under the Code.

      Investment income from the assets of the Variable Funds Account are reinvested and taken into account in determining the value of the Variable Funds Account. Under existing federal income tax law, the investment income of the Variable Funds Account, including realized capital gains, is substantially not taxed to AUSA.

      Investment income from the assets of the Strategic Variable Funds Account and the underlying Variable Funds Subaccounts are reinvested and taken into account in determining the value of the Strategic Variable Funds Account and the underlying Variable Funds Subaccounts. Under existing federal income tax law, the investment income of the Strategic Variable Funds Account, including realized capital gains, is substantially not taxed to AUSA.

TAXATION OF DIVERSIFIED INVESTORS PORTFOLIOS

      Diversified Investors Portfolios is organized as a New York trust. None of its series are subject to any income or franchise tax in the State of New York. AUSA, as an investor in series of Diversified Investors Portfolios, will be taxable on its share (as determined in accordance with the governing instruments of Diversified Investors Portfolios) of such series' ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Code and regulations promulgated thereunder. See "Tax Treatment of AUSA" above.

SECTION 403(B) ANNUITIES

      Purchase Payments made under a Contract meeting the requirements of
Section 403(b) of the Code afford certain federal income tax benefits to employees of state educational organizations, and organizations which are tax-exempt under Section 501(c)(3) of the Code.

      The employer may make contributions to the Contract or the employer may agree with the Participant that in return for employer contributions to the Contract, the Participant will take a reduction in salary or give up a salary increase. The agreement may not be changed with respect to earnings of the Participant while the agreement is in effect. The Participant can only make one agreement with his/her employer during the year, but the Participant may terminate the agreement at any time with respect to amounts not yet earned. No federal income tax is payable by the Participant on increases in the value of his/her Accumulation Account until payments are received by the Participant.

      Purchase Payments meeting the requirements of Sections 402(g), Section 403(b) and Section 415 of the Code are not includable in the gross income of the Participant at the time they are made. Under Section 402(g) of the Code, Purchase Payments made under a reduction in salary or a give up in salary increase agreement ("elective deferrals") are excluded from a Participant's gross income to the extent of the lesser of $9,500 or the Participant's exclusion allowance. The $9,500 limit will be reduced on a dollar for dollar basis by employee pre-tax elective deferrals made by that individual under a
Section 401(k) Plan, a simplified employee pension plan, or other tax deferred annuity. Under Section 403(b) of the Code, Purchase Payments made under a reduction in salary or a give up in salary agreement and/or contributed by the employer are excluded from a Participant's gross income to the extent of the applicable "exclusion allowance". The "exclusion allowance" is equal to 20% of a Participant's includable compensation (taxable earnings) for the tax year, multiplied by the number of years of employment, reduced by the total of Purchase Payments made in prior tax years.

      When Fixed Annuity payments commence, or if the Participant obtains a partial or full redemption of the Units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received as is deemed to represent a return of Purchase Payments originally included as gross income made by the Participant will not be taxed. Full redemptions do not qualify for special capital gains treatment nor 5-year income averaging applicable to qualified plan lump sum distributions. However, if a Participant makes a full redemption after attaining age 59 1/2 or on account of a separation from service, he/she may delay including the distribution in income by making a rollover transfer, subject to requirements set by the Code, to an Individual Retirement Account or another Section 403(b) annuity. A partial redemption of at least 50% of the balance to the credit of a Participant on account of a separation from service may be rolled over to an Individual Retirement Account, subject to requirements set by the Code.

      If the Participant receives any amount under the Contract, the Participant must pay an additional tax of 10% of the amount of the distribution includable in gross income for the taxable year. This additional tax shall not apply to distributions which are (1) made after the date on which the Participant attains age 59 1/2, (2) made to a beneficiary on or after the death of the Participant, (3) attributable to the Participant's becoming permanently disabled, (4) made after separation from service in a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his beneficiary, (5) made to a Participant after separation of service after attainment of age 55, (6) made to a Participant for medical care (not to exceed the amount deductible by the employee), or (7) paid to alternate payees under a qualified domestic relations order.

      RESTRICTIONS ON WITHDRAWALS OF ELECTIVE CONTRIBUTIONS. Effective January 1, 1989 and thereafter, any funds in the Participant's account balance other than funds attributable to assets held at the close of the last year beginning before January 1, 1989 will be restricted from withdrawal except upon attainment of age 59 1/2, separation from service, death, disability or hardship (hardship withdrawals are to be limited to the amount of the Participant's own contributions exclusive of earnings). However, any funds in the Participant's account balance attributable to employer contributions, if any, and the earnings thereon will not be restricted unless specifically provided for by the employer's plan.

      In tax years beginning after 1988, Section 403(b) Plans (other than church plans) will be subject to nondiscrimination and coverage requirements, as well as special rules with respect to minimum distributions.

SECTION 401(A) PLANS

      An employer maintaining a pension or profit sharing Plan which satisfies the requirements of Section 401(a) of the Code may make contributions to the Contract which are generally currently deductible by the employer and are not currently taxed to the Participants. The Code prescribes various limitations on the maximum amount which may be contributed on behalf of any Participant. In addition, Participants may make after-tax contributions to the Contract if their Section 401(a) Plan permits.

      When Fixed Annuity payments commence, or if the Participant obtains a partial redemption of the Units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received as is deemed to represent a return of Participant after-tax Purchase Payments will not be taxed. Full redemptions may qualify for special capital gains treatment or 5-year or 10-year income averaging if the payment constitutes a "lump sum distribution," as that term is defined in the Code.

      The rules governing rollovers of distributions from a Section 401(a) Plan are parallel to those dealing with distributions from Section 403(b) annuities.

In addition, the 10% penalty on premature distributions from Section 403(b) annuities is also applicable to Section 401(a) Plan distributions.

SECTION 408 (IRA) CONTRACTS

      An individual, participating under a Contract which satisfies the requirements of Section 408 of the Code, may make contributions to the Contract. The Code prescribes various limitations on the maximum amounts which may be contributed by or on behalf of the Participant and on the deductibility of the contributions for federal income tax purposes. No federal income tax is payable by the Participant on increases in the value of his/her Accumulation Account until payments are received by the Participant.

      When Fixed Annuity payments commence, or if the Participant obtains a partial redemption of the Units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received which is deemed to represent a return of Participant non-deductible Purchase Payments will not be taxed. Full or partial redemptions do not qualify for special capital gains treatment nor 10-year income averaging applicable to certain qualified plan distributions.

      If the Participant receives any amount under the Contract prior to attainment of age 59 1/2, the Participant must pay an additional excise tax of 10% of the amount of the distribution includable in gross income for the taxable year. The additional tax shall not apply to distributions which are (1) made to a beneficiary on or after the death of the Participant, (2) attributable to the Participant's becoming permanently disabled or (3) made in a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his/her beneficiary. Any full or partial redemption will not be includable in ordinary income if the Participant rolls over the distribution within 60 days to another IRA.

MINIMUM DISTRIBUTION REQUIREMENTS

      If the actual distributions from a qualified retirement plan, eligible state or local government deferred compensation plan or an IRA are less than the minimum required to be distributed commencing by April 1 in the calendar year following the year the Participant attains age 70 1/2 (see "Annuity Purchase Date", on page __) the difference is considered to be an excess accumulation and the IRS may impose a 50% excise tax on this excess amount.

SECTION 457 PLANS

      Section 457 of the Code allows employees of or independent contractors who furnish services to a state or local government to establish a deferred compensation plan allowing the deferral of certain limited amounts of compensation by way of salary reduction. State and local government includes a state, a political subdivision of a state, any agency or instrumentality of either of them, a tax-exempt rural electric cooperative or its tax-exempt affiliates. Contributions are based on a special definition of compensation and include any amounts contributed to a Section 403(b) tax sheltered annuity for determining the contribution limits. All amounts deferred property bought with those amounts or income earned on those amounts remain the property of the employer and are subject to the claims of its general creditors. Distributions from a Section 457 Plan are subject to Section 401(a)(9) of the Code in addition to the rules applicable under Section 457 of the Code and must begin no later than the April 1st of the calendar year following the year in which the participant attains age 70 1/2.

NON-QUALIFIED DEFERRED COMPENSATION CONTRACTS

      Taxed employers may establish a non-qualified deferred compensation arrangement funded by non-qualified deferred compensation contracts allowing the deferral of compensation through salary reduction. Such Plans include, but are not limited to, excess benefit plans, plans maintained by an employer primarily for a select group of management or highly compensated employees, as well as rabbi and secular trusts. Taxed employers for these non-qualified deferred compensation Plans include corporations, partnerships, S corporations and any of their affiliates or subsidiaries. Contributions are determined on the Plan's definition of compensation. All amounts deferred by employees and any income earned thereon remain the property of the employer and are subject to the claims of its general creditors. In-service withdrawals from deferred compensation Plans may be permitted for reasons of hardship under certain conditions as specified in the Plans. Distributions from these Plans are permitted when the Participant terminates employment, becomes permanently disabled, retires, dies or as otherwise specified in the Plan. As a general rule, the Participant is subject to taxation upon receipt of the funds, and there is usually no tax consequences to the employer, i.e., no deduction is available for an employee's salary reduction agreement until paid out.

INCOME TAX WITHHOLDING

      Unless the Participant or payee elects to have no withholding, the taxable portion of distributions under a Contract will be subject to income tax withholding under federal and certain state laws. AUSA will notify recipients of taxable distributions under a Contract of their right to elect not to have withholding apply.

      For NQDC Contracts, no withholding is made and no election is needed.

      Effective January 1, 1992, distributions from qualified retirement plans and Section 403(b) Contracts, other than individual retirement arrangements ("IRAs") generally are subject to mandatory federal income tax withholding unless they either are:

      1. Part of a series of substantially equal periodic payments (at least annually) for the participant's life or life expectancy, the joint lives or life expectancies of the participant and his/her beneficiary, or a period certain of not less than 10 years, or

      2. Required by the Code upon the participant's attainment of age 70 1/2 or death.

      Such withholding will apply even if the distribution is rolled over into another qualified plan including an IRA. The withholding can be avoided if the participant's interest is directly transferred by the old plan to another eligible qualified plan including an IRA. A direct transfer to the new plan can be made only in accordance with the terms of the old plan. If withholding is not avoided, the amount withheld may be subject to income tax and penalties.

      Pursuant to Revenue Ruling 90-24 of the Code, an exchange of a Section 403(b) annuity contract for another Section 403(b) annuity contract may qualify as a tax-free exchange.

                             ASSUMPTION REINSURANCE

      The Contracts described in this Prospectus include group variable annuity contracts which were originally issued by The Mutual Life Insurance Company of

New York ("MONY") and are assumed by AUSA pursuant to certain assumption reinsurance agreements executed by MONY and AUSA effective December 31, 1993. Pursuant to the terms of these agreements and applicable state insurance laws, affected MONY contractholders may elect to participate and "opt in" or choose to remain contractholders of MONY and "opt out" of the assumption. All affected MONY contractholders shall receive a Notice of Election which describes the assumption and procedures for opting in or opting out. This Prospectus should be read carefully before deciding whether to opt in. In certain jurisdictions a contractholder that fails to opt out may be deemed under the terms of the assumption to have opted in.

      The former holders of MONY contracts who opt in to the assumption of their contracts by AUSA will experience no differences in the terms or charges under the Contracts. All investment options available to MONY contractholders will be available under the Contracts under Variable Funds Subaccounts which correspond to investment options under the MONY contracts. In addition, such assumed AUSA Contractholders may be able to direct the investment of their funds into certain additional investment options which were not available under the MONY contracts.

                                PERFORMANCE DATA

      From time to time the performance of one or more of the Subaccounts may be advertised. The performance data contained in these advertisements is based upon historical earnings and is not indicative of future performance. The data for each Variable Funds Subaccount reflects the results of the corresponding Portfolio or the Calvert Series and recurring charges and deductions borne by or imposed on the Variable Funds Subaccount and on the corresponding Portfolio or the Calvert Series. The data for each Strategic Variable Funds Subaccount reflects the results of the underlying Variable Funds Subaccounts invested in and the corresponding Portfolios and recurring charges and deductions borne by or imposed on the Strategic Variable Funds Subaccount, the underlying Variable Funds Subaccounts and the corresponding Portfolios. Set forth below for each Subaccount is the manner in which the data contained in such advertisements will be calculated.

Variable Funds Money Market Subaccount

      The performance data for this Subaccount will reflect "yield", "effective yield" and "total return". The "yield" of the Subaccount refers to the income generated by an investment in the Subaccount over the seven day period stated in the advertisement. This income is "annualized", that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The total return is calculated as shown below.

Other Variable Funds Subaccounts

      The performance data for these Subaccounts will reflect "yield" and "total return". The "yield" of each of these Subaccounts refers to the income generated by an investment in that Subaccount over the 30 day period stated in the advertisement and is the result of dividing that income by the value of the Subaccount. The value of each Subaccount is the average daily number of Units outstanding multiplied by the Unit Value on the last day of the period. The "yield" reflects deductions for all charges, expenses, and fees of both the underlying Portfolio or Calvert Series, as applicable, and the Subaccount itself. "Annualized total return" for each of these Subaccounts and the Variable Funds Money Market Subaccount refers to the return a Contractholder would receive during the period indicated if a $1,000 Purchase Payment was made the indicated number of years ago. It reflects historical investment results less charges and deductions of both the Portfolio or Calvert Series, as applicable, and the Subaccount itself, with the distribution being made in cash rather than in the form of one of the settlement options, at the close of the period for which the "annualized total return" data is given.

Strategic Variable Funds Subaccounts

      The performance data for the Strategic Variable Funds Subaccounts will reflect "yield" and "total return". The "yield" of each of the Strategic Variable Funds Subaccounts refers to the income generated by an investment in that Strategic Variable Funds Subaccount over the 30 day period stated in the advertisement and is the result of dividing that income by the value of the Strategic Variable Funds Subaccount. The value of each Strategic Variable Funds Subaccount is the average daily number of Units outstanding multiplied by the Unit Value on the last day of the period. The "yield" reflects deductions for all charges, expenses, and fees. "Annualized total return" for each of the Strategic Variable Funds Subaccounts refers to the return a Contractholder would receive during the period indicated if a $1,000 Purchase Payment was made the indicated number of years ago. It reflects historical investment results less charges and deductions, with the distribution being made in cash rather than in the form of one of the settlement options, at the close of the period for which the "annualized total return" data is given.

Information Relating To All Subaccounts

      Total return is historical in nature and is not intended to indicate future performance. Total return will be quoted for the most recent one-year period, and annualized total return will be quoted for the most recent five- and ten-year periods, or the period from the commencement of the public offering of the Contracts, if shorter.

      Actual total return quotations may also be advertised for other specified periods, such as calendar years and calendar quarters. Cumulative total return for periods of more than one year may also be quoted. These figures will be accompanied by the standard, annualized total return quotations.

      From time to time, information may be provided concerning general economic conditions and supply comparative performance data and rankings, with respect to comparable investments for the same period, for unmanaged market indices such as the Dow Jones Industrial Average and the Standard and Poor's 500, and from recognized independent sources such as Donoghue's Money Fund Report, Bank Rate Monitor, Money, Forbes, Barron's, Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Frank Russell Universe Data, Wiesenberger Investment Companies Service, Mutual Fund Values, Mutual Fund Forecaster, VARDS and Morningstar.

      In addition, reference may be made in advertisements to various indices including, without limitation, the Standard & Poor's 500 Stock Index, Salomon Brothers Broad Investment Grade Index and Lehman Brothers Government/Corporate Bond Index, and Russell Price Driven Index, in order to provide the reader a basis of comparison for performance.

Average Annual Total Returns

      The annualized total return for the Subaccounts is shown for the periods indicated in the table below.

                                                                                                  FOR THE
                                                    FOR THE    FOR THE    FOR THE    FOR THE    PERIOD SINCE
                                                     YEAR      3 YEARS    5 YEARS    10 YEARS    INCEPTION
                                        INCEPTION    ENDED      ENDED       ENDED     ENDED       THROUGH
       FUND                                DATE     12/31/97   12/31/97   12/31/97   12/31/97     12/31/97
-------------------------------------   ---------   --------   --------   --------  ----------  ------------

Money Market(1)......................
High Quality Bond(1).................
Intermediate Government Bond(1)......
Government/Corporate Bond(1).........
High-Yield Bond......................
Balanced(1)..........................
Equity Income(1).....................
Equity Value.........................
Growth & Income(1)...................
Equity Growth(1).....................
Special Equity(1)....................
Aggressive Equity....................
International Equity(1)..............
Calvert(2)...........................
Short Horizon Strategic..............
Intermediate Horizon Strategic.......
Intermediate/Long Horizon Strategic..

----------------

(1)Each of the corresponding Pooled Separate Accounts of The Mutual Life Insurance Company of New York ("MONY") set forth below contributed all of its assets to, and thereby established, the Portfolios in which the corresponding Variable Funds Subaccounts invest their assets:


                                                   MONY POOLED
               SERIES                              SEPARATE ACCOUNT
               Money Market......................  Pooled Account No. 4
               High Quality Bond.................  Pooled Account No. 15
               Intermediate Government Bond......  Pooled Account No. 10d
               Government/Corporate Bond.........  Pooled Account No.  5
               Balanced..........................  Pooled Account No. 14
               Equity Income.....................  Pooled Account No. 6
               Equity Growth.....................  Pooled Account No. 1
               Growth & Income...................  Pooled Account No. 10a
               Special Equity....................  Pooled Account No. 10b
               International Equity..............  Pooled Account No. 12


     Total returns calculated for any period for each of the Money Market, High Quality Bond, Intermediate Government Bond, Government/Corporate Bond, Balanced, Equity Income, Growth & Income, Equity Growth, Special Equity and International Equity Subaccounts reflect the performance of the corresponding Pooled Separate Account for any period prior to its establishment and the performance of the corresponding Portfolio thereafter. Such total returns calculated for each of the Subaccounts reflect the performance of the corresponding Pooled Separate Account only from the date that such corresponding Pooled Separate Account adopted investment objectives, policies and practices substantially similar to those of the corresponding Portfolio invested in by the Subaccount. All total return percentages reflect the historical rates of return for such period adjusted to assume that all charges, expenses and fees of the applicable Subaccount and the corresponding Portfolio which are presently in effect were deducted during such period. The corresponding Pooled Separate Accounts were not registered under the Investment Company Act of 1940 and, therefore, were not subject to certain investment restrictions imposed by the Act. If the corresponding Pooled Separate Accounts had been registered under the Act, investment performance might have been adversely affected.

(2)The annualized total returns for the Calvert Series Subaccount reflect the annualized total returns of the Calvert Series. The commencement date of the Calvert Series is September 30, 1986.

      The table above assumes that a $1,000 payment was made to each Subaccount at the beginning of the period shown, that no further payments were made, that any distribution from the corresponding series (or its predecessor investment vehicle) were reinvested, and that a Contractholder surrendered the Contract for cash, rather than electing commencement of annuity benefits in the form of one of the Settlement Options available, at the end of the period shown. The average annual total return percentages shown in the table reflect the annualized historical rates of return and deductions for all charges, expenses, and fees which would be imposed on the payment assumed by both the corresponding Portfolio or Calvert Series, as applicable, and the corresponding Subaccount.

      See Appendix C for the past performance of the Subadvisers to the High-Yield Bond Portfolio, Equity Value Portfolio, Growth & Income Portfolio, Equity Growth Portfolio and Aggressive Equity Portfolio in managing substantially similar accounts.

                        DIVERSIFIED INVESTORS PORTFOLIOS

      The Variable Funds Subaccounts other than the Calvert Series Subaccount (and the Strategic Variable Funds Subaccounts, through those Variable Funds Subaccounts other than the Balanced Subaccount) invest exclusively in corresponding series of Diversified Investors Portfolios. Diversified Investors Portfolios is a trust organized on September 1, 1993 under the laws of the State of New York and is registered under the 1940 Act as an open-end, diversified management investment company.

      Each of these Subaccounts seeks its investment objective by investing all of its assets in a corresponding Portfolio. The investment objective of each Portfolio may be changed without the approval of investors in that Portfolio, but not without written notice thereof to its investors (including the applicable Subaccount) 30 days prior to implementing the change. AUSA may withdraw the investment of a Subaccount from its Portfolio on any Portfolio Business Day (see page ___ ). Upon any such withdrawal, AUSA would consider what action might be taken, including investment of the assets of the Subaccount in another pooled investment entity having the same investment objective.

INVESTMENT OBJECTIVES AND POLICIES

      This section describes the investment objective and principal investment policies of the series of Diversified Investors Portfolios currently available under the Contracts through such Subaccounts. There can, of course, be no assurance that any Portfolio will achieve its objective. Each Portfolio can be expected to have different investment results and to be subject to different risks. See "Risk Considerations" below.

MONEY MARKET PORTFOLIO

      The investment objective of the Money Market Portfolio is to provide liquidity and as high a level of current income as is consistent with the preservation of capital.

      This Portfolio invests primarily in high quality, short-term money market instruments. These instruments include short-term U.S. government obligations, corporate bonds, bank obligations (including certificates of deposit, bankers' acceptances and fixed time obligations), commercial paper and other short-term debt obligations and repurchase agreements.

      The Portfolio complies with industry regulations applicable to money market funds. These regulations require that the Portfolio's investments mature or be deemed to mature within 397 days from the date of acquisition, that the average maturity of the Portfolio's investments (on a dollar-weighted basis) be 90 days or less, and that all of the Portfolio's investments be in U.S. dollar-denominated high quality securities which have been determined by the Portfolio to present minimal credit risks. The Portfolio reserves the right to concentrate 25% or more of its total assets in domestic bank obligations. Investments in high quality, short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or a longer term.

      Unlike many money market funds, the Portfolio does not maintain a stable net asset value of $1.00 per share and will not declare dividends on a daily basis. Undeclared investment income may cause the Portfolio's net asset value per share to fluctuate.

BOND PORTFOLIOS

      The investment objective of the High Quality Bond Portfolio is to provide a high risk-adjusted return while focusing on the preservation of capital.

      The High Quality Bond Portfolio invests at least 65% of its assets under normal circumstances in high quality debt securities with short and intermediate maturities (including repurchase agreements and reverse repurchase agreements). The Portfolio's duration generally is between one and three years. Duration is a way of measuring the Portfolio's overall sensitivity to interest rate fluctuations. The dollar-weighted average maturity of the Portfolio will generally will not exceed three years under normal circumstances. Individual securities held by the Portfolio may have longer maturities. Short-term debt securities generally fluctuate less in price, and have lower yields, than longer-term securities of comparable quality.

      The Portfolio considers high quality debt securities to be those rated A or better by Standard & Poor's or A3 or better by Moody's and securities of comparable quality as determined by the Portfolio's advisers. Ratings are described in the Statement of Additional Information. Investments in higher quality instruments may result in a lower yield than would be available from investments in lower quality instruments.

      The investment objective of the Intermediate Government Bond Portfolio is to provide as high a level of current income as is consistent with the preservation of capital.

      The Intermediate Government Bond Portfolio invests in U.S. government obligations and high quality, short-term obligations (including repurchase agreements and reverse repurchase agreements). Under normal circumstances the Portfolio invests at least 65% of its assets in U.S. government obligations and repurchase agreements secured by U.S. government obligations. U.S. government obligations are issued or guaranteed as to principal and interest by the U.S. government or one of its agencies or instrumentalities. Some obligations of U.S. government agencies and instrumentalities are supported by the "full faith and credit" of the United States, others by the right of the issuer to borrow from the U.S. Treasury, and others only by the credit of the agency or instrumentality. The Portfolio also invests in mortgage-backed securities backed by pass-through certificates issued or guaranteed by the U.S. government or its agencies. ALTHOUGH THE PORTFOLIO INVESTS IN U.S. GOVERNMENT OBLIGATIONS, AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

      The Portfolio's duration generally is between one and five years, and its dollar-weighted average maturity generally is between three and five years (and does not exceed ten years) under normal circumstances. The Portfolio may invest in securities with maturities of as much as 30 years.

      The investment objective of the Government/Corporate Bond Portfolio is to achieve the maximum total return.

      The Government/Corporate Bond Portfolio invests in investment grade debt securities, U.S. government obligations (including U.S. government agency and instrumentality obligations and collateralized mortgage obligations guaranteed by these agencies and instrumentalities), and high quality short-term obligations (including repurchase agreements and reverse repurchase agreements). Under normal circumstances the Portfolio invests at least 65% of its assets in U.S. government securities, corporate bonds and short-term instruments.

      Investment grade debt securities carry a rating of at least BBB from Standard & Poor's or Baa from Moody's or are of comparable quality as determined by the Portfolio's advisers. The Portfolio also invests in securities of non-U.S. issuers.

      The Portfolio's duration generally is between three and ten years, and its dollar-weighted average maturity generally is between five and fifteen years (and does not exceed thirty years) under normal circumstances. While longer-term securities tend to have higher yields than short-term securities, they are subject to greater price fluctuations as a result of interest rate changes and other factors.

      The investment objective of the High-Yield Bond Portfolio is to provide a high level of current income.

      The High-Yield Bond Portfolio invests at least 65% of its assets under normal circumstances in high-yielding, income producing debt securities, such as debentures and notes, and preferred stocks, including convertible and zero coupon securities. The Portfolio may invest in equity securities, including common stocks, warrants and rights. The Portfolio may invest all or a substantial portion of its assets in lower-rated debt securities, commonly referred to as "junk bonds." Investing in junk bonds is an aggressive approach to income investing. Investors should carefully consider the special risks of investing in this Portfolio. See "Risk Considerations."

BALANCED PORTFOLIO

      The investment objective of the Balanced Portfolio is to provide a high total investment return through investment in a balanced portfolio of stocks, bonds and money market instruments.

      The Portfolio seeks to meet its investment objective by maintaining a balanced portfolio of stocks and bonds. The Portfolio invests in a managed mix of common and preferred stocks (and their equivalents including American Depositary Receipts), debt securities and commercial paper of U.S. corporations, U.S. government securities and bank obligations. The Portfolio varies the percentage of assets invested in any one type of security in accordance with its advisers' interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. Under normal circumstances, approximately 60% of the Portfolio's assets will be invested in equity securities and 40% of the Portfolio's assets will be invested in fixed income securities (at least 25% of which will be invested in fixed-income senior securities, including debt securities and preferred stock). In selecting common stocks, emphasis is placed on investing in established companies. Most of the Portfolio's non-convertible long-term debt investments consist of investment grade securities (those rated BBB or better by Standard & Poor's or Baa or better by Moody's) and those of equivalent quality as determined by the Portfolio's advisers. Less than 5% of the Portfolio's investments consist of securities rated BBB by Standard & Poor's or Baa by Moody's. These ratings are described in the Statement of Additional Information.

STOCK PORTFOLIOS

      The investment objective of the Equity Income Portfolio is to provide a high level of current income through investment in a diversified portfolio of common stocks with relatively high current yields; capital appreciation is a secondary objective.

      The investment objective of the Equity Value Portfolio is to provide a high total investment return through investment primarily in a diversified portfolio of common stocks.

      The investment objective of the Growth & Income Portfolio is to provide capital appreciation and current income.

      The Equity Income Portfolio invests primarily in stocks of companies which, in the opinion of the Portfolio's advisers, are fundamentally sound financially and which pay relatively high dividends on a consistent basis. The Equity Value Portfolio invests primarily in stocks of companies which, in the opinion of the Portfolio's advisers, are trading at low valuations relative to market and/or historical levels. These stocks tend to have relatively low price/earnings ratios and/or relatively low price/book value ratios. Low price/earnings ratios or price/book value ratios mean that the stock is less expensive than average relative to the company's earnings or book value, respectively. The Growth & Income Portfolio invests primarily in a diversified portfolio of securities selected in large part for their potential to generate long term capital appreciation. The Portfolio also may select securities based on their potential to generate current income. The Portfolio emphasizes securities of growing, financially stable and undervalued companies. This Portfolio attempts to achieve more capital appreciation than an income fund and less price volatility than a growth fund. In selecting investments, these three Portfolios emphasize common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter.

      The investment objective of the Equity Growth Portfolio is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with potential for above average growth in earnings and dividends; current income is a secondary objective.

      The Equity Growth Portfolio invests primarily in a diversified portfolio of common stocks, of companies with potential for above average growth in earnings and dividends. As a fundamental policy that cannot be changed without shareholder approval, under normal circumstances, at least 65% of the assets of the Portfolio are invested in equity securities. The Portfolio emphasizes common and preferred stocks listed on the New York Stock Exchange and other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. Multiple managers are used to control the volatility often associated with growth funds.

      The investment objective of the Special Equity Portfolio is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks of small to medium size companies.

      The Special Equity Portfolio invests primarily in a diversified portfolio of stocks of small to medium size companies which, in the opinion of the Portfolio's advisers, present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income. The Special Equity Portfolio emphasizes common stocks of U.S. companies with market capitalizations of less than $2 billion. Investing in securities of smaller companies involves special risks. Multiple managers are used to control the volatility often associated with investments in companies of this size. Investors should carefully consider the risks of investing in the Special Equity Portfolio. See "Risk Considerations".

      The investment objective of the Aggressive Equity Portfolio is to provide a high level of capital appreciation primarily through investing in a diversified portfolio of common stocks.

      The Aggressive Equity Portfolio invests primarily in high growth companies without regard to market capitalization. The Portfolio seeks to invest in companies which present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income, to achieve excess market returns relative to its benchmark, the Russell 2000 Growth Index. The Portfolio also emphasizes stocks of companies with consistent, above-average and accelerating profitability and growth. The investment characteristics, such as price-to-earnings ratio, of the Portfolio can undergo major changes at any time. As a result, the price of shares of this fund may be very volatile.

      The investment objective of the International Equity Portfolio is to provide a high level of long-term capital appreciation through investment in a diversified portfolio of securities of foreign issuers.

      The International Equity Portfolio invests primarily in foreign securities, meaning securities of issuers that, in the opinion of the Portfolio's advisers, have their principal activities outside the United States or whose securities are traded primarily outside the United States. Under normal circumstances, at least 65% of the Portfolio's assets are invested in equity securities of issuers in at least three countries other than the United States. The Portfolio invests most of its assets in securities of issuers in Canada, Australia and developed countries in Europe and the Far East. The Portfolio may invest up to 10% of its assets in securities of issuers in developing countries. The Portfolio may also invest in any type or quality of debt securities, including lower-rated securities, and may enter into forward currency exchange contracts solely for hedging purposes. See "Risk Considerations".

      Each of the Stock Portfolios may also invest in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations.

ADDITIONAL INVESTMENT POLICIES

      This section describes additional investment policies of the Portfolios. See "Risk Considerations" below for more information.

Foreign Securities

      Each Portfolio may invest a portion of its assets in foreign securities. The International Equity Portfolio will invest a substantial portion of its assets in foreign securities. Investing in foreign securities involves risks in addition to those of investing in U.S. securities. These risks are heightened for investments in securities of issuers in developing countries. See "Risk Considerations."

Temporary Investments

     During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, each Portfolio may invest without limit in cash and in U.S. dollar-denominated high quality money market and short-term instruments. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

Other Permitted Investments

      For more information regarding the Portfolios' permitted investments and investment practices, see Appendix D. The Portfolios will not necessarily invest or engage in each of the investments and investment practices in Appendix D but reserve the right to do so. The Money Market Portfolio will invest or engage in the investments and investment practices in Appendix D only to the extent consistent with industry regulations applicable to money market funds.

Investment Restrictions

      The Statement of Additional Information contains a list of specific investment restrictions which govern the investment policies of the Portfolios. Under its investment restrictions, each Portfolio may borrow money and enter into reverse repurchase agreements in an amount not to exceed 331/3% of the Portfolio's assets (including the borrowing) less liabilities (not including the borrowing). Except as otherwise noted, the Portfolios' investment objectives and policies may be changed without shareholder approval. If a percentage or rating restriction (other than a restriction as to borrowing) is adhered to at the time an investment is made, a later change in percentage or rating resulting from changes in a Portfolio's securities is not a violation of policy.

Portfolio Turnover

      Securities of a Portfolio are sold whenever the Portfolio's advisers believe it is appropriate to do so in light of the Portfolio's investment objective, without regard to the length of time a particular security may have been held. The amount of brokerage commissions and realization of taxable capital gains will tend to increase as the level of portfolio activity increases.

Brokerage Transactions

      The primary consideration in placing each Portfolio's securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. A Portfolio may execute brokerage or other agency transactions through an investment adviser or distributor of the Portfolio. These entities may be paid for these transactions.

CORE/FEEDER STRUCTURE

      Each Subaccount which invests in a Portfolio does so through a two tier, core/feeder fund structure in which each such Subaccount invests in a corresponding Portfolio.

      In addition to selling beneficial interests to such Subaccounts, Diversified Investors Portfolios may sell beneficial interests in its series to other insurance company separate accounts, mutual funds, collective investment vehicles or institutional investors. Such investors will invest in a Portfolio on the same terms and conditions as the applicable Subaccount and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in such Portfolio are not required to sell their shares at the same public offering price as the Subaccount due to variations in sales commissions and other operating expenses. Therefore, Contractholders should be aware that these differences may result in differences in returns experienced by investors in the different entities that invest in each Portfolio.

      Smaller entities investing in a Portfolio may be materially affected by the actions of larger entities investing in that Portfolio. For example, if a large fund withdraws from a Portfolio, the remaining investors may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the affected Portfolio may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for any type of collective investment vehicle which has institutional or other large investors.) Also, investors with a greater pro rata ownership in a Portfolio could have effective voting control of the operations of that series. Whenever a Subaccount is requested to vote on matters pertaining to a Portfolio (other than a vote to continue the Portfolio upon the withdrawal of an investor in the Portfolio), AUSA, as the legal owner of all assets in the Subaccount, shall vote in accordance with the procedures set forth under "Voting Rights" at page __, including, to the extent required by law, procedures through which AUSA shall receive instructions with respect to such vote from Contractholders and/or Participants. Certain changes in the investment objectives, policies or restrictions of a Portfolio may require that AUSA withdraw a Subaccount's interest in that Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Subaccount could incur brokerage or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Subaccount. Notwithstanding the above, there are other ways for Diversified Investors Portfolios to meet redemption requests from its investors, such as temporary borrowings.

RISK CONSIDERATIONS

      The risks of investing in each Portfolio vary depending upon the nature of the securities held, and the investment practices employed, on its behalf. Certain of these risks are described in this section.

Changes in Net Asset Value

      Each Portfolio's net asset value will fluctuate based on changes in the values of its underlying portfolio securities. This means that an investor's shares may be worth more or less at redemption than at the time of purchase. Equity securities fluctuate in response to general market and economic conditions and other factors, including actual and anticipated earnings, changes in management, political developments and the potential for takeovers and acquisitions. The value of debt securities generally goes down when interest rates go up, and up when interest rates go down. Changes in interest rates will generally cause larger changes in the prices of longer-term securities than in the prices of shorter-term securities. Prices of debt securities also fluctuate based on changes in the actual and perceived creditworthiness of issuers. The prices of lower-rated securities often fluctuate more than those of higher-rated securities.

Credit Risk of Debt Securities

      Investors should be aware that securities offering above-average yields may involve above-average risks. It is possible that some issuers will not make payments on debt securities held by a Portfolio.

      Lower-rated debt securities usually are defined as securities rated BB or lower by Standard & Poor's or Ba or lower by Moody's. See the Statement of Additional Information for more information on ratings. Lower-rated debt securities are considered speculative and involve greater volatility of price and greater risk of loss than higher-rated securities due to changes in creditworthiness and ability to pay. In adverse economic or other circumstances, issuers of these securities are more likely to have difficulty making principal and interest payments than issuers of higher grade obligations. A Portfolio may incur additional expenses to the extent that is it required to seek recovery upon a default in the payment of lower-rated debt security. The values of lower-rated debt securities tend to reflect individual corporate developments or adverse economic changes to a greater extent than higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Periods of economic uncertainty and changes generally result in increased volatility in the market prices of such securities, and thus in a Portfolio's net asset value.

      In the event of default, lower-rated debt securities are frequently subordinated to the prior payment of senior indebtedness and are traded in markets that may be relatively less liquid that the market for higher-rated securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Portfolio may find it more difficult to sell these securities when it may be advisable to do so or may be able to sell these securities only at prices lower than if the securities were more widely held.

Foreign Securities

      In general, investments in foreign securities entail risks relating to political, social and economic developments abroad. There are also risks from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets and political or social instability. Asserting legal rights and claims may be difficult, costly and slow in foreign countries. In addition, foreign companies may be subject to accounting standards or governmental supervision less extensive than in the U.S., resulting in less public information about their operations.

      Foreign markets may be less liquid and more volatile than U.S. markets, and may offer less protection to investors such as the Portfolios. Prices at which a Portfolio may acquire securities may be affected by persons trading with material non-public information and by brokers effecting securities transactions in anticipation of transactions by the Portfolios. In addition, costs of trading may be higher than those in the U.S., due to the differing compensation and commission structures in foreign securities markets.

      Equity securities traded in certain foreign countries may trade at price-earnings multiples higher than those of comparable companies trading on securities markets in the United States. These multiples may not be sustainable. Rapid increases in money supply in certain countries may result in speculative investment in equity securities which may contribute to volatility of trading markets.

      Because foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned and gains and losses realized on the sale of securities. In addition, some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets.

     The costs attributable to foreign investing, such as the costs of maintaining custody of securities in foreign countries, frequently are higher than those involved in U.S. investing. As a result, the operating expense ratios of the Portfolios may be higher than those of investment companies investing exclusively in U.S. securities.

      The Stock Portfolios, and in particular the International Equity Portfolio, may invest in issuers located in developing countries, which are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. All of the risks of investing in non-U.S. securities are heightened by investing in developing countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries with more mature economies; these markets often have provided wider fluctuations in rates of return, and greater risks, to investors.

Smaller Companies

      Investors in the Stock Portfolios, particularly the Special Equity Portfolio, should be aware that the securities of companies with small market capitalizations may have more risks than the securities of other companies. Smaller companies may be more susceptible to market downturns or setbacks because they may have limited product lines, markets, distribution channels, and financial and management resources. There is often less publicly available information about smaller companies than about more established companies. As a result, the prices of securities issued by smaller companies may be volatile. Shares of the Stock Portfolios, particularly the Special Equity Portfolio, may fluctuate in value more than shares of an equity fund with more investments in larger, more established companies.

Investment Practices

      Certain of the investment practices employed for the Portfolios may entail certain risks. These risks are in addition to the risks described above and are described in Appendix D.

                 MANAGEMENT OF DIVERSIFIED INVESTORS PORTFOLIOS

BOARD OF TRUSTEES

      The Board of Trustees of Diversified Investors Portfolios provides broad supervision over the affairs of Diversified Investors Portfolios. For further information about the Board of Trustees, see "Diversified Investors Portfolios" in the Statement of Additional Information. A majority of the Board of Trustees are not affiliated with Diversified or any Subadviser.

INVESTMENT ADVISER

      Diversified manages the assets of each Portfolio pursuant to an Investment Advisory Agreement with Diversified Investors Portfolios with respect to that Portfolio and in accordance with the investment policies described herein and in the Statement of Additional Information. Subject to such further policies as the Board of Trustees may determine, Diversified provides general investment advice to each Portfolio. It is Diversified's responsibility to select, subject to the review and approval of the Diversified Investors Portfolio's Board of Trustees, appropriate subadvisers with distinguished backgrounds and to review such subadviser's continued performance. For its services under the Investment Advisory Agreements, Diversified receives from each Portfolio the fees specified below. Diversified is currently waiving a portion of its investment advisory fee. Investment management decisions are taken by a committee of Diversified's personnel and not by a particular individual.

      Diversified is an indirect, wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"), a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of AEGON nv, a Netherlands corporation which is a publicly traded international insurance group. Diversified was incorporated in 1992 for the purpose of acting as the investment adviser to the Portfolios.

      Diversified has selected Subadvisers for each Portfolio which have been approved by the Board of Trustees of Diversified Investors Portfolios and the investors in that Portfolio and was entered into an Investment Subadvisory Agreement with each Subadviser. It is the responsibility of the Subadviser(s) to each Portfolio to make the day-to day investment decisions for the Portfolio and to place the purchase and sale orders for securities transactions, subject in all cases to the general supervision of Diversified and the policies set by the Trustees of Diversified Investors Portfolios. The Subadvisers are as follows:

MONEY MARKET PORTFOLIO,
INTERMEDIATE GOVERNMENT
BOND PORTFOLIO AND
GOVERNMENT/CORPORATE BOND PORTFOLIO:

                          Capital Management Group, a division of 1740
                          Advisers, Inc., a wholly-owned subsidiary of The Mutual Life Insurance Company of New York. Capital Management Group has been a registered investment adviser since [_____________]. The address of Capital Management Group is 1740 Broadway, New York 10019

                          The following representatives of Capital Management Group are primarily responsible for the day-to day management of the Portfolios:

                          Money Market Portfolio: David E. Wheeler, Investment Vice President and Portfolio Manager, has been responsible for the day-to-day management of the Portfolio since 1997. Mr. Wheeler has been employed by Capital Management Group since 1994 and was employed at AIG Investment Advisers prior to 1994.

                          Intermediate Government Bond Portfolio and
                          Government/Corporate Bond Portfolio: Gregory Staples, Vice President, has been responsible for the day-to day management of the Intermediate Government Bond Portfolio since 1996 and the Government/Corporate Bond Portfolio since 1994. Mr. Staples has been employed by Capital Management Group since 1987.

HIGH QUALITY BOND PORTFOLIO:

                          Merganser Capital Management Corporation. Merganser was formed in 1987 and is owned by certain of its employees. Merganser has been a registered investment adviser since [_______________]. The principal business address of Merganser is One Cambridge Center, Cambridge, Massachusetts 02142

                          Investment management decisions of Merganser are made by committee and not by managers individually.

HIGH-YIELD BOND PORTFOLIO:

                          Delaware Investment Advisers. Delaware Investment Advisers is a business trust. Delaware Investment Advisers is owned by Lincoln National Corp. Delaware Investment Advisers has been a registered investment adviser since [_______________]. The principal business address of Delaware Investment Advisers is 2005 Market Street, Philadelphia, Pennsylvania 19103.

                          Investment management decisions of Delaware
                          Investment Advisers are made by committee and not by managers individually.

BALANCED PORTFOLIO:

                          Institutional Capital Corporation. Institutional Capital was formed in January of 1970 and is owned by certain of its employees. Institutional Capital has been a registered investment adviser since [_____________]. The principal business address of Institutional Capital is 303 West Madison Street, Chicago, Illinois 60606.

                          Investment management decisions of Institutional Capital are made by committee and not by managers individually.

EQUITY INCOME PORTFOLIO:

                          Asset Management Group, a division of 1740 Advisers, Inc., which is a wholly-owned subsidiary of MONY. Asset Management Group has been a registered investment adviser since [___________]. The address of Asset Management Group is 1740 Broadway, New York, New York 10019.

                          Investment management decisions at Asset Management Group are made by committee and not by managers individually.

EQUITY VALUE PORTFOLIO:

                          Ark Asset Management Co., Inc. Ark was formed in July of 1989 and is owned by Ark Asset Holdings, Inc. Ark Asset Holdings, Inc. is owned by certain of its employees. Ark has been a registered investment adviser since [______________]. The principal address of Ark is 55 Water Street, New York, New York 10041.

                          Investment management decisions of Ark are made by committee and not by managers individually.

GROWTH & INCOME PORTFOLIO:
                          Putnam Advisory Company, Inc. Putnam was formed in 1937 and is owned by Marsh & McLennon Companies, Inc. Putnam has been a registered investment adviser since [_____________]. The principal address of Putnam is One Post Office Square, Boston, Massachusetts 02109.

                          The investment management decisions of Putnam are made by committee and not by managers individually.

EQUITY GROWTH PORTFOLIO:

                          Dresdner RCM Global Investors, LLC
                          Montag & Caldwell, Inc.

                          Dresdner RCM Global Investors, LLC was established in 1996, when Dresdner Bank acquired RCM Capital Management, LLC. Dresdner RCM has been a registered investment adviser since [_____________]. The principal address of Dresdner RCM is Four Embarcadero Center, Suite 2900, San Francisco, California 94111.

                          Investment management decisions of Dresdner RCM are made by committee and not by managers individually.

                          Montag & Caldwell Incorporated was established in 1945 and is owned by Alleghany Corporation. Montag & Caldwell has been a registered investment adviser since [_____________]. The principal address of Montag & Caldwell is 3343 Peachtree Road, N.E., Suite 1100, Atlanta, Georgia 30326-1022.

                          Investment management decisions of Montag & Caldwell are made by committee and not by managers individually.

SPECIAL EQUITY PORTFOLIO:
                          Ark Asset Management Co., Inc.
                          Liberty Investment Management
                          Pilgrim Baxter & Associates, Ltd.
                          Westport Asset Management, Inc.

                          Ark Asset Management Co., Inc. was formed in July of 1989 and is owned by Ark Asset Holdings, Inc. Ark Asset Holdings, Inc. is owned by certain of its employees. Ark has been a registered investment adviser since [______________]. The principal address of Ark is 55 Water Street, New York, New York 10041.

                          Ronald Wiener, Vice Chairman and Portfolio Manager, has been primarily responsible for the day-to-day management of the Portfolio on behalf of Ark since 1994. Mr. Wiener has been employed by Ark since 1986 and was employed at Lehman Management Co., Inc. as Senior Vice President and Senior Portfolio Manager, Specialty Growth Equity Management, from 19__ to 19__.

                          Liberty Investment Management is a division of Goldman Sachs Asset Management and was established in January of 1997 when Goldman, Sachs & Co. acquired Liberty Investment Management, Inc. Goldman Sachs Asset Management is a separate operating division of Goldman, Sachs & Co., a worldwide investment banking firm. Liberty has been a registered investment adviser since [____________]. The principal business address of Liberty is 2502 Rocky Point Drive, Suite 500, Tampa, Florida 33607.

                          Herbert E. Ehlers, Managing Director, and Timothy G. Ebright, Portfolio Manager, have been responsible for the day-to-day management of the Portfolio on behalf of Liberty since 1994. Both Mr. Ehlers and Ebright have been employed at Liberty or its predecessor Liberty Investment Management, Inc. since 1988.

                          Pilgrim Baxter & Associates, Ltd. was formed in 1995 and is owned by United Asset Management, Inc., a publicly-owned corporation. Pilgrim has been a registered investment adviser since [____________]. The principal business address of Pilgrim is 1255 Drummers Lane, Wayne, Pennsylvania 19807.

                          John Force, Portfolio Manager, has been responsible for the day-to-day management of the Portfolio on behalf of Pilgrim since 1994 and has been employed by Pilgrim since 1992.

                          Westport Asset Management, Inc. was formed in 1993 and is owned by certain of its employees. Westport has been a registered investment adviser since [____________]. The principal business address of Westport is 253 Riverside Avenue, Westport, Connecticut 06880.

                          Andrew Knuth, Portfolio Manager, has been responsible for the day-to day management of the Portfolio on behalf of Westport since 1994 and has been employed by Westport since 1983.

AGGRESSIVE EQUITY PORTFOLIO:
                          McKinley Capital Management, Inc. McKinley was formed in March of 1991 and is owned by Robert Gilliam. McKinley has been a registered investment adviser since [______________]. The principal business address of McKinley is 3301 C Street, Anchorage Alaska 99503.

                          Robert Gilliam, Portfolio Manager, has been responsible for the day-to-day management of the Portfolio since 1996 and has been employed by McKinley since 1991.

INTERNATIONAL EQUITY PORTFOLIO:
                          Capital Guardian Trust Company. Capital Guardian was formed in 1968 and is owned by The Capital Group Companies, Inc. Capital Guardian has been a registered investment adviser since [_____________]. The principal address of Capital Guardian is 333 South Hope Street, Los Angeles, California 90071.

                          Capital Guardian uses a system of multiple portfolio managers. Within investment guidelines, each portfolio manager makes individual decisions as to company, country, industry, timing and percentage based on extensive field research and direct company contact.

ADVISORY FEES

      For its services under the Investment Advisory Agreements Diversified is entitled to receive investment advisory fees, which are accrued daily and payable monthly, at an annual rate equal to the percentage of each Portfolio's average daily net assets shown in the table below. Diversified is currently waiving a portion of its investment advisory fees.

      For its services under its Investment Subadvisory Agreement with Diversified, each of the Subadvisers is entitled to receive a fee from Diversified at an annual rate equal to the percentage of the applicable Portfolio's average daily net assets shown in the table below.

                                                       COMPENSATION      COMPENSATION
    PORTFOLIO                  SUBADVISERS                 (%)               (%)
                                                     TO DIVERSIFIED(1)  TO SUBADVISERS


Money Market Portfolio     Capital Management Group        0.25              0.05

High Quality Bond             Merganser Capital            0.35                (2)
    Portfolio              Management Corporation

   Intermediate            Capital Management Group        0.35              0.15
 Government Bond
    Portfolio

Government/Corporate       Capital Management Group        0.35              0.15
  Bond Portfolio

 High-Yield Bond           Delaware Investment Advisers    0.55                (3)
    Portfolio

Balanced Portfolio            Institutional Capital        0.45                (4)
                                   Corporation

Equity Income Portfolio    Asset Management Group          0.45              0.25

Equity Value Portfolio     Ark Asset Management Co., Inc.  0.57                (5)


 Growth & Income              Putnam Advisory Company,     0.60                (6)
    Portfolio                          Inc.

Equity Growth Portfolio         Dresdner RCM Global        0.62                (7)
                                   Investors, LLC
                              Montag & Caldwell, Inc.

Special Equity Portfolio    Pilgrim Baxter & Associates,   0.80              0.50
                                       Ltd.
                           Ark Asset Management Co., Inc.
                                 Liberty Investment
                                     Management
                           Westport Asset Management,
                                       Inc.



Aggressive Equity          McKinley Capital Management     0.97                (8)
    Portfolio

International Equity          Capital Guardian Trust       0.75                (9)
 Portfolio                           Company

----------------------------------
(1)Diversified is currently waiving a portion of its fees. See "Expense Summary" on page __ for a review of the fee waivers currently in effect.

(2)0.50% on the first $10,000,000 of average net assets of the High Quality Bond Portfolio, 0.375% on the next $15,000,000 in assets, 0.25% on the next $75,000,000 in assets and 0.1875% on all assets in excess of $100,000,000.

(3)0.40% on the first $20,000,000 of average net assets of the High-Yield Bond Portfolio, 0.30% on the next $20,000,000 in assets and 0.20% on assets in excess of $40,000,000.

(4)0.55% on the first $25,000,000 of average net assets of the Balanced Portfolio, 0.45% on the next $25,000,000 in assets and 0.35% on assets in excess of $50,000,000.

(5)0.45% on the first $100,000,000 of average net assets of the Equity Value Portfolio, 0.40% on the next $50,000,000 in assets and 0.35% on the next $50,000,000 in assets; when the Portfolio achieves $200,000,000 in assets, the rate shall be 0.40% on assets up to $200,000,000 and 0.35% on assets in excess of $200,000,000 so long as the Portfolio continues to have more than $200,000,000 in assets.

(6)0.30% on the first $100,000,000 of average net assets of the Growth & Income Portfolio, 0.20% on assets in excess of $100,000,000.

(7)With respect to assets of the Equity Growth Portfolio allocated to each
   Subadviser: 0.50% on the first $50,000,000 of average net assets, 0.25% on the next $50,000,000 in assets and 0.20% on all assets in excess of $100,000,000.

(8)0.90% on the first $10,000,000 of average net assets of the Aggressive Equity Portfolio, 0.80% on the next $15,000,000 in assets, 0.60% on the next $25,000,000 in assets, 0.40% on the next $50,000,000 in assets and 0.35% on assets in excess of $100,000,000.

(9)0.75% on the first $25,000,000 of average net assets of the International Equity Portfolio, 0.60% on the next $25,000,000 in assets, 0.425% from $50,000,000 in assets to $250,000,000 in assets, and 0.375% on all assets in excess of $250,000,000.

      Diversified has agreed to waive its investment advisory fees to the extent necessary to limit the total operating expenses of each Portfolio to a specified level. See "Expense Summary" on page __ for a review of the fee waivers currently in effect. Diversified also may contribute to the Portfolios from time to time to help them maintain competitive expense ratios. These arrangements are voluntary and may be terminated at any time.

ADMINISTRATOR

      Diversified provides administrative services to the Portfolios, including regulatory reporting, office facilities and equipment and personnel. Diversified receives no additional fee for its administrative services to Diversified Investors Portfolios.

DISTRIBUTION ARRANGEMENTS

      Diversified Investors Portfolios has retained the services of DISC as Exclusive Placement Agent. The principal business address of DISC is Four Manhattanville Road, Purchase, New York 10577. DISC receives no compensation as Exclusive Placement Agent.

CUSTODIAN AND DIVIDEND DISBURSING AGENT

      Investors Bank & Trust Company, 89 South Street, Boston, Massachusetts 02205, is the custodian of the securities held by the Portfolios and is authorized to use the facilities of the Depositary Trust Company and the facilities of the book-entry system for the Federal Reserve Bank. Securities may be held by sub-custodians approved by the Board of Trustees of Diversified Investors Portfolios. Investors Bank & Trust Company is also dividend-disbursing agent for Diversified Investors Portfolios.

EXPENSES

      The expenses of Diversified Investors Portfolios include the compensation of its Trustees who are not affiliated with Diversified; governmental fees; interest charges; taxes; fees and expenses of independent auditors, of legal counsel and of any transfer agent, depository, registrar or dividend disbursing agent of Diversified Investors Portfolios; insurance premiums; and expenses of calculating the net asset value of, and the net income on, beneficial interests in the series of Diversified Investors Portfolios. Expenses of Diversified Investors Portfolios also include the expenses connected with the execution, recording and settlement of securities transactions; fees and expenses of Diversified Investors Portfolios' custodian for all services to the series of Diversified Investors Portfolios, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental officers and commissions; expenses of meetings of investors and Trustees of Diversified Investors Portfolios; and the advisory fees payable to Diversified under the Investment Advisory Agreements.

                          OTHER INFORMATION REGARDING
                        DIVERSIFIED INVESTORS PORTFOLIOS

PURCHASE AND REDEMPTION OF INTERESTS IN DIVERSIFIED INVESTORS PORTFOLIOS

      Beneficial interests in the Portfolios described in this Prospectus are currently being offered by DISC to AUSA for allocation to the appropriate Variable Funds Subaccount to fund benefits payable under the Contracts. Investments in the Portfolios may only be made by investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Prospectus does not constitute an offer to sell, or the solicitation of an offer to buy, any beneficial interests in any of the Portfolios.

      The net asset value of each Portfolio is determined each day during which the Advisers of that Portfolio are open for business ("Portfolio Business Day"). This determination is made once each day as of 4:00 p.m., New York time (the "Valuation Time").

      Each investor in a Portfolio may add to or reduce its investment in such Portfolio on each Portfolio Business Day. As of the Valuation Time on each such day, the value of each investor's beneficial interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions, which are to be effected as of the Valuation Time on such day, will then be effected. The investor's percentage of the aggregate beneficial interests in a Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Valuation Time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected as of the Valuation Time, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Valuation Time on such day, plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate net asset value of the Portfolio as of the Valuation Time on such day, plus or minus as the case may be, the amount of net additions to or reductions in the aggregate investments in the Portfolio by all investors in such Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the Valuation time on the following Portfolio Business Day.

      An investor in a Portfolio may withdraw all or any portion of its investment at the net asset value next determined if a withdrawal request in proper form is furnished by the investor to Diversified Investors Portfolios by the designated cut-off time for each accredited investor. The proceeds of a eduction or a withdrawal will be paid by Diversified Investors Portfolios in federal funds normally on the Portfolio Business Day the withdrawal is effected, but in any event within seven days. Diversified Investors Portfolios, on behalf of each of its Portfolios, reserves the right to pay redemptions in kind. Unless requested by an investor, Diversified Investors Portfolios will not make a redemption in kind to the investor, except in situations where that investor may make redemptions in kind. Diversified Investors Portfolios, on behalf of each of its Portfolios, has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which Diversified Investors Portfolios is obligated to redeem beneficial interests in each Portfolio with respect to any one investor during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio at the beginning of the period. Investments in a Portfolio may not be transferred.

      The right to redeem beneficial interests or to receive payment with respect to any redemption may be suspended only (i) for any period during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists as defined by the Securities and Exchange Commission as a result of which disposal of a Portfolio's securities or determination of the net asset value of each Portfolio is not reasonably practicable, and (iii) for such other periods as the SEC may by order permit for the protection of investors in any Portfolio.

NET ASSET VALUE

      Diversified Investors Portfolios values the securities of the Money Market Portfolio based on the amortized cost method of valuation. Securities of other Portfolios are valued based on their current market value when market quotations are available. Where market quotations are not available, assets are valued at fair value as determined in good faith under the direction of the Board of Trustees of Diversified Investors Portfolios. Debt obligations with 60 days or less remaining to maturity may be valued by the amortized cost method, which the Board of Trustees of Diversified Investors Portfolios has determined to constitute fair value for such securities. For more information on the valuation of portfolio securities, see "Diversified Investors Portfolios" in the Statement of Additional Information.

TAXATION OF DIVERSIFIED INVESTORS PORTFOLIOS

      Diversified Investors Portfolios is organized as a New York trust. None of its series is subject to any income or franchise tax in the State of New York. However, each investor in a Portfolio will be taxable on its share (as determined in accordance with the governing instruments of Diversified

Investors Portfolio) of the Portfolio's ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Code, and regulations promulgated thereunder.

      Diversified Investors Portfolios, since it is taxed as a partnership, is not subject to federal income taxation. Instead, any investor in Diversified Investors Portfolios must take into account, in computing its federal income tax liability, its share of Diversified Investors Portfolios' income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from Diversified Investors Portfolios.

      Withdrawals by any investor in Diversified Investors Portfolios from its corresponding Portfolio generally will not result in recognizing any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent that any cash distributed exceeds the basis of such investor's interest in the Portfolio prior to the distribution, (2) income or gain will be realized if the withdrawal is in liquidation of such investor's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio and (3) loss will be recognized if the distribution is in liquidation of that entire interest and consists solely of cash and/or unrealized receivables. The basis of any investor's interest in Diversified Investors Portfolios generally equals the amount of cash and the basis of any property that such investor invests in a Portfolio, increased by such investor's share of income from that Portfolio and decreased by the amount of any cash distributions and the basis of any property distributed from that Portfolio.

DESCRIPTION OF BENEFICIAL INTERESTS, VOTING RIGHTS AND LIABILITIES

      Diversified Investors Portfolios is organized as a series trust under the laws of the State of New York. Under the Declaration of Trust, the Trustees are authorized to issue beneficial interests in one or more series (referred to herein as "Portfolios"). Investment in each Portfolio may not be transferred, but an investor may withdraw all or any portion of its investment at any time at net asset value. Investors in a Portfolio (e.g., investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of that Portfolio (and of no other Portfolio). However, the risk of an investor in a Portfolio incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Investments in each Portfolio have no preemptive or conversion rights and are fully paid and nonassessable, except as set forth below.

      Each investor is entitled to a vote in proportion to the amount of its investment in each Portfolio. Investors in a Portfolio will vote as a separate class, except as to voting for election of Trustees of Diversified Investors Portfolios, as otherwise required by the 1940 Act, or if determined by the Trustees of Diversified Investors Portfolios to be a matter which affects all Portfolios. As to any matter which does not affect a particular Portfolio, only investors in the one or more affected Portfolios are entitled to vote. Diversified Investors Portfolios is not required and has no current intention of holding special meetings of investors, but special meetings of investors will be held when in the judgment of the Trustees of Diversified Investors Portfolios it is necessary or desirable to submit matters for an investor vote. Changes in fundamental policies will be submitted to investors for approval. Investors under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of investors) have the right to communicate with other investors in connection with requesting a meeting of investors for the purpose of removing one or more Trustees of Diversified Investors Portfolios. Investors also have the right to remove one or more Trustees of Diversified Investors Portfolios without a meeting by a declaration in writing by a specified number of investors. Upon liquidation of a Portfolio, investors would be entitled to share pro rata in the net assets of that Portfolio (and no other Portfolio) available for distribution to investors. See Voting Rights at page __.

      Each Portfolio determines its net income and realized capital gains, if any, on each Portfolio Business Day (as defined below) and allocates all such income and gain pro rata among the investors in such Portfolio at the time of such determination.

      The "net income" of each Portfolio shall consist of (i) all income accrued, less the amortization of any premium, on the assets of the Portfolio, less (ii) all actual and accrued expenses of the Portfolio determined in accordance with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity and any net realized gains or losses on the assets of a Portfolio. All the net income of each Portfolio is allocated pro rata among the investors in the Portfolio (and no other Portfolio).

      Inquiries regarding Diversified Investors Portfolios may be directed to 4 Manhattanville Road, Purchase, New York 10577 (914-697-8000).

                            INDEPENDENT ACCOUNTANTS

      The financial statements of AUSA included in the Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, Des Moines, Iowa. Coopers & Lybrand L.L.P., New York, New York serve as independent accountants to Diversified Investors Variable Funds, Diversified Investors Strategic Variable Funds and Diversified Investors Portfolios.

                               LEGAL PROCEEDINGS

      There are no material legal proceedings to which AUSA, Diversified Investors Variable Funds or Diversified Investors Strategic Variable Funds is a party.

                              FINANCIAL STATEMENTS

      The financial statements for AUSA, included in the Statement of Additional Information, should be distinguished from the financial statements of Diversified Investors Variable Funds and Diversified Investors Strategic Variable Funds and should be considered only as bearing on the ability of AUSA to meet its obligations under the Contracts. The financial statements of AUSA should not be considered as bearing on the investment performance of the assets held in Diversified Investors Variable Funds or Diversified Investors Strategic Variable Funds.

                             ADDITIONAL INFORMATION

      This Prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted (including financial statements relating to AUSA) pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, D.C., upon payment of the fees prescribed by the Commission.

      For further information with respect to AUSA and the Contracts offered by this Prospectus, including the Statement of Additional Information (which includes financial statements relating to AUSA), contact AUSA at its address or phone number set forth on the cover of this Prospectus.

      For further information with respect to the Calvert Series, Acacia Capital Corporation or Calvert Asset Management Company, Inc., including a Statement of Additional Information, contact Acacia Capital Corporation at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, or call (301) 951-4820.

                                 MISCELLANEOUS

      The Accounts are separate registered accounts of AUSA. There is a possibility that one Account might become liable for a misstatement in this Prospectus about the other Account. AUSA believes this possibility to be remote.

                         TABLE OF CONTENTS
                                OF
                STATEMENT OF ADDITIONAL INFORMATION

ITEM                                                             PAGE
Independent Accountants
Sale of Contracts/Principal Underwriter
Texas Optional Retirement Program
Performance Data
 Variable Funds Money Market Subaccount
Diversified Investors Portfolios
 Investment Objectives, Policies and Restrictions Relating
  to the Portfolios
 Portfolio Transactions and Brokerage Commissions
Investment Restrictions Relating To The Strategic
 Variable Funds Subaccounts
Performance Information Relating To The Strategic
 Variable Funds Subaccounts
Determination of Unit Value; Valuation of Securities
Management of Diversified Investors Portfolios
Management of The Strategic Variable Funds Account
Diversified Investors Portfolios: Description of Trust
Tax Information Relating to Diversified Investors Portfolios
Financial Statements of AUSA
Appendix A -- Description of Security Ratings
Financial Statements

                                  REQUEST FOR
                     DIVERSIFIED INVESTORS VARIABLE FUNDS/
                 DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS
                      STATEMENT OF ADDITIONAL INFORMATION

Detach and return in an envelope addressed to:

AUSA
4 Manhattanville Road
Purchase, New York 10577

      Please make sure that your name and the address to which you wish AUSA to send the current Statement of Additional Information appears below:

Name

Address



Employer

                                   APPENDIX A

                             STRATEGIC SUBACCOUNTS

      Under normal circumstances, the Strategic Variable Funds
Subaccounts are allocated among the Variable Funds Money Market,
Bond and Stock Subaccounts as follows:

Short Horizon Strategic Allocation Variable Fund:

           Money Market Subaccount                     0-40%
           High Quality Bond Subaccount                10-50%
           Intermediate Government Bond Subaccount     10-40%
           Government/Corporate Bond Subaccount        10-50%
           High-Yield Bond Subaccount                  0-30%
           Equity Income Subaccount                    0-20%
           Equity Value Subaccount                     0-10%
           Growth & Income Subaccount                  0-10%

Intermediate Horizon Strategic Allocation Variable Fund:

           Money Market Subaccount                     0-30%
           High Quality Bond Subaccount                10-30%
           Intermediate Government Bond Subaccount     0-20%
           Government/Corporate Bond Subaccount        15-40%
           High-Yield Bond Subaccount                  0-20%
           Equity Income Subaccount                    0-25%
           Equity Value Subaccount                     0-25%
           Growth & Income Subaccount                  0-25%
           Equity Growth Subaccount                    0-25%
           Special Equity Subaccount                   0-20%
           Aggressive Equity Subaccount                0-10%
           International Equity Subaccount             0-15%

Intermediate/Long Horizon Strategic Allocation Variable Fund:

           Money Market Subaccount                     0-20%
           High Quality Bond Subaccount                0-20%
           Intermediate Government Bond Subaccount     0-20%
           Government/Corporate Bond Subaccount        0-20%
           High-Yield Bond Subaccount                  0-15%
           Equity Income Subaccount                    0-40%
           Equity Value Subaccount                     0-40%
           Growth & Income Subaccount                  0-40%
           Equity Growth Subaccount                    0-40%
           Special Equity Subaccount                   0-40%
           Aggressive Equity Subaccount                0-10%
           International Equity Subaccount             0-20%

                                   APPENDIX B

                          APPLICABLE PREMIUM TAX RATES

                             PREMIUM TAX RATE PERCENT
                             ------------------------
                             QUALIFIED  NON-QUALIFIED
                             ---------  -------------
                 California       .50%      2.35%
                 District        2.25%      2.25%
                 of Columbia
                 Kentucky        2.00%      2.00%
                 Maine           --         2.00%
                 Nevada          --         3.50%
                 Pennsylvania    --         2.00%
                 Puerto Rico     1.00%      1.00%
                 South Dakota    --         1.25%
                 West Virginia   1.00%      1.00%
                 Wyoming         --         1.00%

                                   APPENDIX C

                      COMPOSITE PERFORMANCE OF SUBADVISERS


      The following table sets forth the average annual total returns of all institutional private accounts and collective investment vehicles managed by the Subadvisers to the High-Yield Bond Portfolio, Equity Value Portfolio, Growth & Income Portfolio, Equity Growth Portfolio and Aggressive Equity Portfolio with investment objectives, policies and restrictions substantially similar to each such Portfolio and which have been managed as each Portfolio is managed. The data is provided to illustrate the past performances of the Subadvisers in managing substantially similar accounts as measured against specified market indices and does not represent the performance of the Portfolios. Investors should not consider this performance data as an indication of future performance of the Portfolios or the Subadvisers.

      The institutional private accounts and collective investment vehicles that are included in the Subadvisers' composites are not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Accounts or the Portfolios by the Investment Company Act or the Internal Revenue Code. The performance results of the Subadvisers' composites could have been adversely affected if the institutional private accounts and collective investment vehicles included in the composites had been regulated as investment companies under the federal securities law. The investment results of the Subadvisers' composites presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the Portfolios or any investor in the Portfolios. Investors should also be aware that the use of a methodology different from that used to calculate the performance date set forth below could result in different performance data.

      The Subadvisers' composite performance data shown below were calculated in accordance with recommended standards of the Association for Investment Management and Research, retroactively applied to all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses, and deductions for brokerage commissions and execution costs. Returns for each period are adjusted to assume that all charges, expenses and fees of each Portfolio which are presently in effect were deducted during such periods. All returns are for the periods ended on December 31, 1997.

                                                                        SINCE
                                  1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION
                                  ------  -------  -------  --------  ---------
Delaware Investment Advisers,
 Subadviser to High-Yield Bond
 Portfolio
  Subadviser's composite(1)......
  Benchmark Index(2).............
  Peer Group(3)..................

Ark Asset Management Co., Inc.
  Subadviser to Equity Value
  Portfolio
   Subadviser's composite(4)......
   Benchmark Index(5).............
   Peer Group(6)..................

Putnam Advisory Company, Inc.,
 Subadviser to Growth & Income
 Portfolio
  Subadviser's composite(7)......
  Benchmark Index(8).............
  Peer Group(6)..................

[Dresdner RCM Global Investors,
LLC]
 Subadviser to Equity Growth
 Portfolio
  Subadviser's composite(9)......
  Benchmark Index(5).............
  Peer Group(10).................

[Montag & Caldwell, Inc.]
 Subadviser to Equity Growth
 Portfolio
  Subadviser's composite(11).....
  Benchmark Index(5).............
  Peer Group(10).................

McKinley Capital Management, Inc.,
 Subadviser to Aggressive Equity
  Portfolio
   Subadviser's composite(12)....
   Benchmark Index(13)...........
   Peer Group(14)................

------------
  (1) Commencement of investment operations is January 1, 1980 for the Subadviser's composite.

  (2) The Benchmark Index is the Salomon Brothers High-Yield Market Index. The Salomon Brothers High-Yield Market Index tracks the performance of below investment-grade corporate bonds issued in the United States. The index includes cashpay and deferred-interest bonds that are public, have a fixed coupon and are non convertible. To enter the index, bonds must also have $50 million or more in face value outstanding, one year or more left to maturity, and one high-yield rating by Moody's or Standard & Poor's. The index excludes bonds of bankrupt issuers.

  (3) The Peer Group is the Lipper High Current Yield Fund Index. The Lipper High Current Yield Fund Index tracks the net performance of mutual funds which, as determined by Lipper Analytical Services, Inc., are managed in accordance with an investment objective defined as follows: "Aim at high (relative) current yield from fixed income securities. No quality or maturity restrictions. Tend to invest in lower grade debt issues".

  (4) Commencement of investment operations is April 1, 1985 for the Subadviser's composite.

  (5) The Benchmark Index is the Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of those companies included in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the one thousand largest U.S. companies based on total market capitalization, which represents approximately 88% of the investable U.S. equity market.

  (6) The Peer Group is the Lipper Growth & Income Fund Index. The Lipper Growth & Income Fund Index tracks the net performance of mutual funds which, as determined by Lipper Analytical Services, Inc., are managed in accordance with an investment objective defined as follows: "A fund which combines a growth of earnings orientation and an income requirement for level and/or rising dividends".

  (7) Commencement of investment operations is January 1, 1989 for the Subadviser's composite.

  (8) The Benchmark Index is the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The S&P 500 is used as a broad-based measurement of changes in domestic stock market conditions and is based on the average performance of 500 widely held common stocks traded in the United States.

  (9) Commencement of investment operations is [___________] for the Subadviser's composite.

  (10) The Peer Group is the Lipper Growth Fund Index. The Lipper Growth Fund Index tracks the net performance of mutual funds which, as determined by Lipper Analytical Services, Inc., are managed in accordance with an investment objective defined as follows: "A fund which normally invests in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices".

  (11) Commencement of investment operations is [___________] for the Subadviser's composite.

  (12) Commencement of investment operations is October 1, 1990 for the Subadviser's composite.

  (13) The Benchmark Index is the Russell 2000 Growth Index. The Russell 2000 Growth Index measures the performance of those companies included in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the two thousand smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index (the Russell 3000 Index represents approximately 98% of the investable U.S. equity market).

  (14) The Peer Group is the Lipper Mid Cap Fund Index. The Lipper Mid Cap Fund Index tracks the net performance of mutual funds which, as determined by Lipper Analytical Services, Inc., are managed in accordance with an investment objective defined as follows: "A fund which limits its investments to companies with average market capitalizations between $800 million and the average market capitalization of the Wilshire 4500 Index".

                                   APPENDIX D

                             PERMITTED INVESTMENTS
                            AND INVESTMENT PRACTICES

U.S. Treasury Obligations - U.S. Treasury obligations include bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of these obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities (STRIPS). STRIPS are sold as zero coupon securities. These securities are usually structured with two classes that receive different portions of the interest and principal payments from the underlying obligation. The yield to maturity on the interest-only class is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only class generally is unusually volatile in response to changes in interest rates. See "Zero Coupon Securities" for more information.

U.S. Government Agencies - Certain Federal agencies such as the Government National Mortgage Association (GNMA) have been established as instrumentalities of the U.S. government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. government, are either backed by the full faith and credit of the United States (e.g., GNMA) or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported only by the credit of the instrumentality (e.g., Federal National Mortgage Association).

Receipts - Receipts are interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks and brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. Receipts include Treasury Receipts (TRs), Treasury Investment Growth Receipts (TIGRs) and Certificates of Accrual on Treasury Securities
(CATS). TRs, TIGRs, and CATS are sold as zero coupon securities.

Zero Coupon Securities - A zero coupon security pays no interest or principal to its holder during its life. A zero coupon security is sold at a discount, frequently substantial, and redeemed at face value at its maturity date. The market prices of zero coupon securities are generally more volatile than the market prices of securities of similar maturity that pay interest periodically, and zero coupon securities are likely to react more to interest rate changes than non-zero coupon securities with similar maturity and credit qualities.

Bank Obligations - Bank obligations include certificates of deposit, time deposits (including Eurodollar time deposits) and bankers' acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. The Portfolios have established certain minimum credit quality standards for bank obligations in which they invest.

Bankers' Acceptances - A banker's acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

Certificates of Deposit - A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

Time Deposits - A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

Commercial Paper - Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from one to 270 days.

Money Market Funds - A money market fund is a mutual fund that limits its investments to high quality money market instruments with a weighted average maturity of 90 days or less. Consistent with applicable regulations the Portfolios may not invest more than certain percentages of their assets in other mutual funds. Investing in other mutual funds causes shareholders to bear not only Portfolio expenses, but also expenses of the underlying mutual funds.

Variable and Floating Rate Instruments - Certain obligations may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature permitting the holder to demand payment of principal at any time or at specified intervals. These obligations may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security. The interest rate on these securities may be reset daily, weekly, quarterly, or some other reset period and may have a floor or ceiling on interest rate charges. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates.

Repurchase Agreements - A repurchase agreement is an agreement where a person buys a security and simultaneously commits to sell the security to the seller at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. A Portfolio bears a risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed or prevented from its right to dispose of the collateral securities or if the Portfolio realizes a loss on the sale of the collateral securities.

Reverse Repurchase Agreements - Reverse repurchase agreements involve the sale of securities held by a Portfolio and the agreement by the Portfolio to repurchase the securities at an agreed-upon price, date and interest payment. When a Portfolio enters into reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be maintained in a segregated account with the Portfolio's custodian. The segregation of assets could impair the Portfolio's ability to meet its current obligations or impede investment management if a large portion of the Portfolio's assets are involved. Reverse repurchase agreements are considered to be a form of borrowing.

Mortgage-Backed Securities - The Portfolios may purchase mortgage-backed securities issued or guaranteed as to payment of principal and interest by the U.S. government or one of its agencies and backed by the full faith and credit of the U.S. government, including direct pass-through certificates of GNMA, as well as mortgage-backed securities for which principal and interest payments are backed by the credit of particular agencies of the U.S. government. Mortgage-backed securities are generally backed or collateralized by a pool of mortgages. These securities are sometimes called collateralized mortgage obligations or CMOs.

      Even if the U.S. government or one of its agencies guarantees principal and interest payments of a mortgage-backed security, the market price of a mortgage-backed security is not insured and may be subject to market volatility. When interest rates decline, mortgage-backed securities experience higher rates of prepayment because the underlying mortgages are refinanced to take advantage of the lower rates. Thus, prices of mortgage-backed securities may not increase as much as prices of other debt obligations when interest rates decline, and mortgage-backed securities may not be an effective means of locking in a particular interest rate. In addition, any premium paid for a mortgage-backed security may be lost when it is prepaid. When interest rates increase, mortgage-backed securities experience lower rates of prepayment. This has the effect of lengthening the expected maturity of a mortgage-backed security. As a result, prices of mortgage-backed securities may decrease more than prices of other debt obligations when interest rates increase.

      Additionally mortgage-backed securities are also subject to maturity extension risk, that is, the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively convert a security that was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. Thus, a rising interest rate would not only likely decrease the value of a Portfolio's securities, but would also increase the inherent volatility of the Portfolio by effectively converting short term debt instruments into long term debt instruments.

Forward Commitments or Purchases on a When-Issued Basis - Forward commitments or purchases of securities on a when-issued basis are transactions where the price of the securities is fixed at the time of commitment and the delivery and payment ordinarily takes place beyond customary settlement time. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the buyer before settlement. The securities are subject to market fluctuation due to changes in market interest rates; the securities are also subject to fluctuation in value pending settlement based upon public perception of the creditworthiness of the issuer of these securities.

Yankee Bonds and Eurodollar Bonds - Yankee bonds are U.S. dollar denominated bonds issued in the United States market by foreign issuers and are subject to the regulations of the Securities and Exchange Commission. Eurodollar bonds are fixed income securities that are denominated in U.S. dollars, underwritten by an international syndicate and sold to non-U.S. investors. U.S.-based investors may purchase eurodollar bonds in the secondary market after a seasoning period. Eurodollar bonds are not subject to regulation by the Securities and Exchange Commission.

Asset-Backed Securities - The Portfolios may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties. Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral.

Standby Commitments - A security purchased subject to a standby commitment may be sold at a fixed price prior to maturity and may be sold at any time at market rates. A premium may be paid for a standby commitment and will have the effect of reducing the yield otherwise payable on the underlying security.

Guaranteed Investment Contracts (GIC) - A GIC is a contract between an insurance company and, generally, an institutional investor that guarantees the investor a specified interest rate for a specific period and the return of the investor's principal.

Common and Preferred Stock - Common stocks are generally more volatile than other securities. Preferred stocks share some of the characteristics of both debt and equity investments and are generally preferred over common stocks with respect to dividends and in liquidation.

Convertible Securities - Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions. Convertible securities include both debt obligations and preferred stock.

American, European and Continental Depositary Receipts - American Depositary Receipts (ADRs) are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. European Depositary Receipts (EDRs), which are sometimes referred to as Continental Depositary Receipts (CDRs), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. Holdings of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass voting rights through to the holders of the receipts in respect of the deposited securities. Investments in securities of foreign issuers (including ADRs, EDRs and CDRs) are subject to special risks. See "Risk Considerations."

Foreign Currency Transactions - Forward currency exchange contracts may be entered into for each Portfolio for the purchase or sale of foreign currency to hedge against adverse rate changes or otherwise to achieve the Portfolio's investment objectives. A currency exchange contract allows a definite price in dollars to be fixed for securities of foreign issuers that have been purchased or sold (but not settled) for the Portfolio.

      Each Portfolio may also enter into proxy hedges and cross hedges. In a proxy hedge, which generally is less costly than a direct hedge, a Portfolio, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times. A Portfolio may enter into a cross hedge if a particular currency is expected to decrease against another currency. The Portfolio would sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount equal to some or all of the Portfolio's holdings denominated in the currency sold.

      Entering into exchange contracts may result in the loss of all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. In addition, entering into such contracts means incurring certain transaction costs and bearing the risk of incurring losses if rates do not move in the direction anticipated.

Warrants - A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. Each Portfolio may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants acquired in units or attached to securities. Included in this limitation, but not to exceed 2% of the Portfolio's net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange.

Securities Lending - Consistent with applicable regulatory requirements and in order to generate additional income, each Portfolio may lend securities to broker-dealers and other institutional borrowers. The Portfolio must be able to terminate the loan at any time and the loan must be continuously secured by collateral (usually cash or U.S. government securities) in an amount not less than the market value, determined daily, of the securities loaned. It is intended that the value of securities loaned by a Portfolio would not exceed 331/3% of the Portfolio's total assets. In the event of the bankruptcy of the other party to a securities loan, a Portfolio could experience delays in recovering either the securities lent or cash. To the extent that, in the meantime, the value of the securities lent has increased or the value of the securities purchased has decreased, the Portfolio could experience a loss. The voting rights of such securities may pass to the borrower; however, the lending Portfolio will seek to call loans, to vote proxies, or otherwise to obtain rights to vote or consent if a material event affecting the investment is to occur.

Restricted or Illiquid Securities - Securities that may not be sold freely to the public absent registration or securities for which there is no readily available market are referred to as restricted or illiquid securities, respectively. Each Portfolio may invest up to 15% (10% for the Money Market Portfolio) of its net assets in illiquid securities, including restricted securities that are illiquid. The absence of a trading market can make it difficult to ascertain a market value for these investments. Disposing of illiquid securities may involve time-consuming negotiation and legal expense, and it may be difficult or impossible for a Portfolio to sell them promptly at an acceptable price.

Rule 144A Securities - A Portfolio may purchase restricted securities that are not registered for sale to the general public if it is determined that there is a dealer or institutional market in the securities. In that case, the securities will not be treated as illiquid for purposes of the Portfolio's investment limitation described above. The Trustees will review these determinations. These securities are known as "Rule 144A securities" because they are traded under SEC Rule 144A among qualified institutional buyers. Institutional trading in Rule 144A securities is relatively new and the liquidity of these investments could be impaired if trading in Rule 144A securities does not develop or if qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

Options - The Portfolios may engage in writing call options from time to time. Under a call option, the purchaser of the option has the right to purchase, and the writer (the Portfolio) the obligation to sell, the underlying security at the exercise price during the option period. Options written on individual securities are written solely as covered call options (such as options written on securities owned by the Portfolio) and may be written for hedging purposes. Such options must be listed on a national securities exchange.

      There are risks associated with options transactions, including that the success of a hedging strategy may depend on the ability of the Adviser to predict movements in the prices of individual securities, market fluctuations and movements in interest rates; there may be an imperfect correlation between the movement in prices of securities held by a Portfolio and price movements of the related options; there may not be a liquid secondary market for options; and while a Portfolio will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Futures and Options on Futures - Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specified security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Portfolios may enter into futures contracts and options on futures contracts provided that the sum of a Portfolio's initial margin deposits on open futures contracts which are not for hedging purposes plus the amount paid for premiums for unexpired options on futures contracts which are not for hedging purposes does not exceed 5% of the market value of the Portfolio's total assets. In addition, the outstanding obligations to purchase securities under futures contracts will not exceed 50% of the Portfolio's total assets.

      The Portfolios may purchase and sell interest rate futures contracts and options on interest rate futures contracts, stock index futures contracts and options on stock index futures contracts; and currency futures contracts and options on currency futures contracts.

      The Portfolios intend to use futures contracts and related options only for bona fide hedging purposes, i.e., to offset unfavorable changes in the value of securities otherwise held or expected to be acquired for investment purposes. There are risks associated with these hedging activities. See "Options."

Other Investment Companies - Subject to applicable statutory and regulatory limitations, assets of each Portfolio may be invested in shares of other investment companies and foreign investment trusts. Each Portfolio may invest up to 5% of its assets in closed-end investment companies which primarily hold securities of non-U.S. issuers.

Currency Swaps - Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values and currency exchange rates, the investment performance of the Portfolio would be less favorable that it would have been if this investment technique were not used.

Short Sales "Against the Box" - In a short sale, a Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Portfolio may engage in a short sale only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." A Portfolio may make a short sale as a hedge, when it believes that the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security) may decline.

                      STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 1, 1998

                        GROUP VARIABLE ANNUITY CONTRACTS

                                   ISSUED BY

                      DIVERSIFIED INVESTORS VARIABLE FUNDS
                 DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS

                                      AND

                       AUSA LIFE INSURANCE COMPANY, INC.
          4 MANHATTANVILLE ROAD, PURCHASE, N.Y. 10577; (914) 697-8000




      THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT IT RELATES TO, AND SHOULD BE READ IN CONJUNCTION WITH, THE PROSPECTUS DATED MAY 1, 1998 (THE "PROSPECTUS") FOR THE GROUP VARIABLE ANNUITY CONTRACTS ISSUED BY AUSA LIFE INSURANCE COMPANY, INC. ("AUSA") WHICH INVEST IN DIVERSIFIED INVESTORS VARIABLE FUNDS (THE "VARIABLE FUNDS ACCOUNT") OR DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS (THE "STRATEGIC VARIABLE FUNDS ACCOUNT", AND, TOGETHER WITH THE VARIABLE FUNDS ACCOUNT, THE "ACCOUNTS"). THE PROSPECTUS IS AVAILABLE, AT NO CHARGE, BY WRITING AUSA AT 4 MANHATTANVILLE RD., PURCHASE, NEW YORK 10577 OR BY CALLING (914) 697-8000.

      A separate Statement of Additional Information is available without charge for Acacia Capital Corporation of which the Calvert Responsibly Invested Balanced Portfolio is part by writing to Acacia Capital Corporation at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 or by telephoning (301) 951-4820.

TABLE OF CONTENTS


  ITEM                                                           PAGE
  Independent Accountants
  Sale of Contracts/Principal Underwriter
  Texas Optional Retirement Program
  Performance Data
   Variable Funds Money Market Subaccount
  Diversified Investors Portfolios
   Investment Objectives, Policies and Restrictions Relating
    to the Portfolios
   Portfolio Transactions and Brokerage Commissions
  Investment Restrictions Relating to The Strategic
   Variable Funds Subaccounts
  Performance Information Relating to The Strategic Variable
   Funds Subaccounts
  Determination of Unit Value; Valuation of Securities
  Management of Diversified Investors Portfolios
  Management of The Strategic Variable Funds Account
  Diversified Investors Portfolios:  Description of Trust
  Tax Information Relating to Diversified Investors Portfolios
  Financial Statements of AUSA
  Appendix A -- Description of Security Ratings
  Financial Statements

                            INDEPENDENT ACCOUNTANTS

      Coopers & Lybrand L.L.P., New York, New York serve as independent accountants to the Accounts. The financial statements of AUSA appearing on the following pages have been audited by Ernst & Young L.L.P., independent auditors, Des Moines, Iowa.

                    SALE OF CONTRACTS/PRINCIPAL UNDERWRITER

      Diversified Investors Securities Corp. ("DISC") is the principal underwriter and distributor of the Contracts which will be sold by registered representatives who are also licensed insurance agents of AUSA. The Contracts may also be sold through other broker-dealers authorized by DISC and applicable law and who may be insurance agents licensed by an insurance company other than AUSA. DISC is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

      DISC will not receive underwriting commissions. Registration as a broker-dealer does not mean that the SEC has passed upon the financial standing, fitness or conduct of any broker or dealer, or upon the merits of any security offering or upon any other matter relating to the business of any broker or dealer.

                       TEXAS OPTIONAL RETIREMENT PROGRAM

      Participants in the Texas Optional Retirement Program (the "Program") are subject to certain restrictions pertaining to redemptions. (See "Restrictions Under The Texas Optional Retirement Program" in the Prospectus). Pursuant to Rule 6c-7 of the Investment Company Act of 1940, as amended, (the "1940 Act"), the Registrant hereby represents that Rule 6c-7 of the 1940 Act is being relied upon and that the provisions of paragraphs (a) through (d) of each Rule have been complied with.

                                PERFORMANCE DATA

VARIABLE FUNDS MONEY MARKET SUBACCOUNT

      For the seven day period ended December 31, 1997, the yield for the Variable Funds Money Market Subaccount (the "Money Market Subaccount") was __% and the effective yield was __%.

      The yield is calculated by dividing the result of subtracting the value of one Unit at the end of the seven day period ("Seventh Day Value") from the value of one Unit at the beginning of the seven day period ("First Day Value") by the First Day Value (the resulting quotient being the "Base Period Return") and multiplying the Base Period Return by 365 divided by 7 to obtain the annualized yield.

      The effective yield is calculated by compounding the Base Period Return calculated in accordance with the preceding paragraph, adding 1 to Base Period Return, raising that sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

      As the Money Market Subaccount invests only in the Money Market Portfolio (the "Money Market Portfolio") of Diversified Investors Portfolios, the First Day Value reflects the net asset value of the interest in the Money Market

Portfolio held in the Money Market Subaccount. The Seventh Day Value reflects increases or decreases in the net asset value of the interest in the Money Market Portfolio held in the Money Market Subaccount due to the declaration of dividends, net investment income and the daily charges and deductions from the Subaccount for mortality and expense risk. Net investment income reflects earnings on investments less expenses of the Money Market Portfolio including the investment management fee.

                        DIVERSIFIED INVESTORS PORTFOLIOS

      There are thirteen Subaccounts of Diversified Investors Variable Funds that are presently available for investment under the Contracts (the "Variable Funds Subaccounts"). There are three Subaccounts of Diversified Investors Strategic Variable Funds (the "Strategic Variable Funds Subaccounts") which are presently available for investment under the Contracts. Each Variable Funds Subaccount, other than the Variable Funds Subaccount which invests in the Calvert Series, invests in a corresponding series of Diversified Investors Portfolios. Those series of Diversified Investors Portfolios (the "Portfolios") are described in this Statement of Additional Information. Each Strategic Variable Funds Subaccount invests in a combination of the Variable Funds Subaccounts (other than the Variable Funds Subaccounts which invest in the Balanced Portfolio and the Calvert Series), which, in turn, invest in the Portfolios.

      This section of the Statement of Additional Information describes each Portfolio, including the Money Market Portfolio, the High Quality Bond Portfolio, the Intermediate Government Bond Portfolio, the Government/Corporate Bond Portfolio, the High-Yield Bond Portfolio, the Balanced Portfolio, the Equity Income Portfolio, the Equity Value Portfolio, the Growth & Income Portfolio, the Equity Growth Portfolio, the Special Equity Portfolio, the Aggressive Equity Portfolio and the International Equity Portfolio.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS RELATING TO THE PORTFOLIOS

INVESTMENT OBJECTIVES

      The investment objective of each Portfolio is described in the Prospectus. There can, of course, be no assurance that a Portfolio will achieve its investment objective.

INVESTMENT POLICIES

      The following supplements the discussion of the various investment strategies and techniques employed by the Portfolios as set forth in the Prospectus.

Bank Obligations

      Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

      Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as certificates of deposit and time deposits, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to risks that are different from or are in addition to those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

      In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

U.S. Government and Agency Securities

      Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

Commercial Paper

      Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under an agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

      The Portfolios may purchase three types of commercial paper, as classified by exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"). The three types include open market, privately placed, and letter of credit commercial paper. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers or directly through the issuers. Individual investor participation in the commercial paper market is very limited.

           Open Market. "Open market" commercial paper refers to the commercial paper of any industrial, commercial, or financial institution which is openly traded, including directly issued paper. "Open market" paper's 1933 Act exemption is under Section 3(a)(3) which limits the use of proceeds to current transactions, limits maturities to 270 days and requires that the paper contain no provision for automatic rollovers.

           Privately Placed. "Privately placed" commercial paper relies on the exemption from registration provided by Section 4(2), which exempts transactions by an issuer not involving any public offering. The commercial paper may only be offered to a limited number of accredited investors. "Privately placed" commercial paper has no maturity restriction.

           Letter of Credit. "Letter of credit" commercial paper is exempt from registration under Section 3(a)(2) of the 1933 Act. It is backed by an irrevocable or unconditional commitment by a bank to provide funds for repayment of the notes. "Letter of credit" paper has no limitations on purchases.

Variable Rate and Floating Rate Securities

      The Portfolios may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit a Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Portfolio, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are collateralized by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Portfolio may invest in obligations which are not so rated only if the investment adviser or advisers of the Portfolio (the "Advisers") determine that at the time of investment the obligations are of comparable quality to the other obligations in which the Portfolio may invest. The Advisers, on behalf of a Portfolio, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Portfolio. The Portfolios will not invest more than 15% (10% in the case of the Money Market Portfolio) of the value of their net assets in floating or variable rate demand obligations as to which they cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations, and in other securities that are not readily marketable. See "Investment Restrictions of the Portfolios" below.

Participation Interests

      A Portfolio may purchase from financial institutions participation interests in securities in which such Portfolio may invest. A participation interest gives a Portfolio an undivided interest in the security in the proportion that the Portfolio's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Portfolio, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Advisers must have determined that the instrument is of comparable quality to those instruments in which a Portfolio may invest. For certain participation interests, a Portfolio will have the right to demand payment, on not more than seven days' notice, for all or any part of the Portfolio's participation interest in the security, plus accrued interest. As to these instruments, a Portfolio intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. A Portfolio will not invest more than 15% (10% in the case of the Money Market Portfolio) of its net assets in participation interests that do not have this demand feature, and in other securities that are not readily marketable. See "Investment Restrictions of the Portfolios" below.

Illiquid Securities

      Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them which, if possible at all, would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

      The Securities and Exchange Commission (the "SEC") has recently adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

      The Advisers will monitor the liquidity of Rule 144A securities for each Portfolio under the supervision of the Board of Trustees of Diversified Investors Portfolios. In reaching liquidity decisions, the Advisers will consider, among other things, the following factors: (a) the frequency of trades and quotes for the security, (b) the number of dealers and other potential purchasers wishing to purchase or sell the security, (c) dealer undertakings to make a market in the security and (d) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Unsecured Promissory Notes

      A Portfolio also may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with the Portfolio's investment objective. The Notes purchased by the Portfolio will have remaining maturities of 13 months or less. The Portfolio will invest no more than 15% (10% in the case of the Money Market Portfolio) of its net assets in such Notes and in other securities that are not readily marketable (which securities would include floating and variable rate demand obligations as to which the Portfolio cannot exercise the demand feature described above and as to which there is no secondary market). See "Investment Restrictions of the Portfolios" below.

Repurchase Agreements and Reverse Repurchase Agreements

      Repurchase agreements are agreements by which a person purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or government agency issues. Under the 1940 Act, repurchase agreements may be considered to be loans by the buyer. A Portfolio's risk is limited to the ability of the seller to pay the agreed upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although a Portfolio may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by the Portfolios are fully collateralized, with such collateral being marked to market daily.

      The Portfolios may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage. One means of borrowing is by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time a Portfolio enters into a reverse repurchase agreement it will place in a segregated custodial account cash, U.S. Government securities or high-grade debt obligations having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities.

Foreign Securities--All Portfolios

      The Portfolios may invest their assets in securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, brokerage or other taxation, limitation on the removal of funds or other assets of a Portfolio, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States.

      It is anticipated that in most cases the best available market for foreign securities would be on exchanges or in over-the-counter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable United States companies. Foreign security trading practices, including those involving securities settlement where a Portfolio's assets may be released prior to receipt of payment, may expose a Portfolio to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States.

Foreign Securities--Money Market Portfolio

      The Money Market Portfolio may invest in the following foreign securities: (a) U.S. dollar-denominated obligations of foreign branches and subsidiaries of domestic banks and foreign banks (such as Eurodollar CDs, which are U.S. dollar-denominated CDs issued by branches of foreign and domestic banks located outside the United States; Eurodollar TDs ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a foreign or domestic bank; and Canadian TDs, which are essentially the same as ETDs except they are issued by branches of major Canadian banks); (b) high quality, U.S. dollar-denominated short-term bonds and notes (including variable amount master demand notes) issued by foreign corporations (including Canadian commercial paper, which is commercial paper issued by a Canadian corporation or a Canadian subsidiary of a U.S. corporation, and Europaper, which is U.S.

dollar-denominated commercial paper of a foreign issuer); and (c) U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Advisers to be of comparable quality to the other obligations in which the Money Market Portfolio may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

Foreign Securities--Portfolios other than the Money Market Portfolio

      Not more than 5% of a Portfolio's assets may be invested in closed-end investment companies which primarily hold foreign securities. Investments in such companies may entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses.

      American Depository Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other forms of depositary receipts for securities of foreign issuers provide an alternative method for a Portfolio to make foreign investments. These securities are not denominated in the same currency as the securities into which they may be converted and fluctuate in value based on the underlying security. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts evidencing a similar arrangement.

      The Portfolios may invest in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

Forward Foreign Currency Exchange Contracts

      Because some Portfolios may buy and sell securities denominated in currencies other than the U.S. dollar and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Portfolios from time to time may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Portfolios either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies.

      A forward foreign currency exchange contract is an obligation by a Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. A Portfolio maintains with its custodian a segregated account of high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

      The Portfolios may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. The Portfolios may enter into foreign currency cross hedging transactions if a particular currency is expected to decrease against another currency. A Portfolio would sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount equal to some or all of the Portfolio's holdings denominated in the currency sold.

      With respect to Portfolios other than the International Equity Portfolio consideration of the prospect for currency parities will be incorporated into the Advisers' long-term investment decisions. Therefore these Portfolios will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Advisers believe that it is important to have the flexibility to enter into foreign currency hedging transactions when they determine that the transactions would be in a Portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

      While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event a Portfolio's ability to utilize forward contracts in the manner set forth in the Prospectus for the Portfolio may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject the Portfolio to certain risks.

      Even if a hedge is generally successful, the matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit a Portfolio's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

Guaranteed Investment Contracts

      The Portfolios may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Portfolio makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Portfolio guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Because a Portfolio may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment and, together with other instruments in a Portfolio which are not readily marketable, will not exceed 15% (10% in the case of the Money Market Portfolio) of the Portfolio's net assets. The term of a GIC will be 13 months or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

When-issued Securities

      The Portfolios may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, under normal circumstances, the Portfolios would take delivery of such securities. When a Portfolio commits to purchase a security on a "when-issued" or on a "forward delivery" basis, the Portfolio establishes procedures consistent with the relevant policies of the SEC. Since those policies currently require that an amount of a Portfolio's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Portfolios expect always to have cash, cash equivalents, or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, although the Portfolios do not intend to make such purchases for speculative purposes and intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, a Portfolio may have to sell assets which have been set aside in order to meet redemptions. Also, if a Portfolio determines it is advisable as a matter of investment strategy to sell the "when-issued" or "forward delivery" securities, the Portfolio would be required to meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Portfolio's payment obligation).

Zero Coupon Obligations

      A Portfolio may acquire zero coupon obligations when consistent with its investment objective and policies. Such obligations have greater price volatility than coupon obligations and will not result in payment of interest until maturity. Since interest income is accrued throughout the term of the zero coupon obligation but is not actually received until maturity, a Portfolio may have to sell other securities to pay dividends based on such accrued income prior to maturity of the zero coupon obligation.

Futures Contracts and Options on Futures Contracts and Foreign Currencies--
  Portfolios other than the Money Market Portfolio

      Futures Contracts. A Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. Government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A Portfolio may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. A Portfolio may also enter into futures contracts which are based on bonds issued by entities other than the U.S. Government.

      Purchases or sales of stock index futures contracts are used to attempt to protect the Portfolio's current or intended stock investments from broad fluctuations in stock prices. For example, the Portfolio may sell stock index futures contracts in anticipation of or during a decline in the market value of the Portfolio's securities. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Portfolio will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

      At the same time a futures contract is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

      At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

      Although futures contracts by their terms may call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month.

Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

      The purpose of the acquisition or sale of a futures contract, in the case of a Portfolio which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, a Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt security in a Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a Portfolio to maintain a defensive position without having to sell its portfolio securities.

      Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market.

      To the extent a Portfolio enters into futures contracts, the assets in the segregated asset account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

      The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Advisers may still not result in a successful transaction.

      In addition, futures contracts entail risks. Although the Advisers believe that use of such contracts will benefit the Portfolios, if the

Advisers' investment judgment about the general direction of interest rates is incorrect, a Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if a Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held by it and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Portfolio has insufficient cash, it may have to sell debt securities to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

      Options on Futures Contracts. The Portfolios may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

      The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

      The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

      The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. In the case of a call option written by the Portfolio, the loss is potentially unlimited. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

      The Board of Trustees of Diversified Investors Portfolios have adopted the requirement that futures contracts and options on futures contracts be used either (a) as a hedge without regard to any quantitative limitation, or (b) for other purposes to the extent that immediately thereafter the aggregate amount of margin deposits on all (non-hedge) futures contracts of the Portfolio and premiums paid on outstanding (non-hedge) options on futures contracts owned by the Portfolio does not exceed 5% of the market value of the total assets of the Portfolio. In addition, the aggregate market value of the outstanding futures contracts purchased by the Portfolio may not exceed 50% of the market value of the total assets of the Portfolio. Neither of these restrictions will be changed by the Board of Trustees of Diversified Investors Portfolios without considering the policies and concerns of the various applicable federal and state regulatory agencies.

      Options on Foreign Currencies. A Portfolio may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, may be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, a Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

      Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

      A Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

      Losses from the writing of call options are potentially unlimited. Accordingly, the Portfolios intend that any call options on foreign currencies that they write (other than for cross-hedging purposes as described below) will be covered. A call option written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of another foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, U.S. Government securities and other high quality liquid debt securities in a segregated account with its custodian.

      The Portfolios may also write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with its custodian, cash or U.S. Government securities or other high quality liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

      Additional Risks of Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies. Unlike transactions entered into by a Portfolio in futures contracts, forward contracts and options on foreign currencies are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

      Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

      The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

      As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. A Portfolio's ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Portfolio will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

      In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (a) other complex foreign political and economic factors, (b) lesser availability than in the United States of data on which to make trading decisions, (c) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (d) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (e) lesser trading volume.

      The successful use of futures contracts, options on futures contracts and options on foreign currencies draws upon the Advisers' skill and experience with respect to such instruments. Should interest or exchange rates move in an unexpected manner, a Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or foreign currencies or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts or foreign currencies and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

Options on Securities--Portfolios other than the Money Market Portfolio

      The Portfolios may write (sell) covered call and put options to a limited extent on their portfolio securities ("covered options"). However, a Portfolio may forego the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio.

      When a Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which a Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, a Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

      When a Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which a Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, a Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. A Portfolio will only write put options involving securities for which a determination is made at the time the option is written that the Portfolio wishes to acquire the securities at the exercise price.

      A Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where a Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

      When a Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Portfolio.

      A Portfolio may purchase call and put options on any securities in which it may invest. A Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. A Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

      A Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle a Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held in the Portfolio's portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio's portfolio securities. Put options also may be purchased by a Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which the Portfolio does not own. A Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

      The Portfolios have adopted certain other nonfundamental policies concerning option transactions which are discussed below. A Portfolio's activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

      The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

      The Portfolios may engage in over-the-counter options transactions with broker-dealers who make markets in these options. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Portfolios will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Advisers will monitor the creditworthiness of dealers with whom a Portfolio enters into such options transactions under the general supervision of the Board of Trustees of Diversified Investors Portfolios.

Options on Securities Indices--Portfolios other than the Money Market Portfolio

      In addition to options on securities, the Portfolios may also purchase and write (sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities."

      Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Portfolios generally will only purchase or write such an option if the Advisers believe the option can be closed out.

      Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolios will not purchase such options unless the Advisers believe the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

      Price movements in the Portfolios' securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisers may be forced to liquidate portfolio securities to meet settlement obligations.

Short Sales "Against the Box"--Portfolios other than the Money Market Portfolio

      In a short sale, a Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Portfolio may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box".

      In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Portfolio engages in a short sale, the collateral for the short position will be maintained by its custodian or qualified sub-custodian. While the short sale is open, a Portfolio maintains in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Portfolio's long position.

      The Portfolios will not engage in short sales against the box for investment purposes. A Portfolio may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security (or a security convertible or exchangeable for such security). In such case, any future losses in a Portfolio's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount a Portfolio owns. There are certain additional transaction costs associated with short sales against the box, but the Portfolios endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

      As a nonfundamental operating policy, the Advisers do not expect that more than 40% of a Portfolio's total assets would be involved in short sales against the box. The Advisers do not currently intend to engage in such sales.

Certain Other Obligations

      In order to allow for investments in new instruments that may be created in the future, if the Prospectus for a Portfolio is supplemented, the Portfolio may invest in obligations other than those listed previously, provided such investments are consistent with the Portfolio's investment objective, policies and restrictions.

Rating Services

      The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Advisers also make their own evaluations of these securities, subject to review by the Board of Trustees of Diversified Investors Portfolios. After purchase by a Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require a Portfolio to dispose of the obligation, but the Advisers will consider such an event in their determination of whether a Portfolio should continue to hold the obligation. A description of the ratings used herein and in each Prospectus for the Portfolios is set forth in Appendix A to this Statement of Additional Information.

      Except as stated otherwise, all investment policies and restrictions described herein are nonfundamental, and may be changed without prior shareholder approval.

INVESTMENT RESTRICTIONS OF THE PORTFOLIOS

      The "fundamental policies" of each Portfolio may not be changed with respect to the Portfolio without the approval of a "majority of the outstanding voting securities" of the Portfolio. "Majority of the outstanding voting securities" under the 1940 Act and as used in this Statement of Additional Information and the Prospectus means, with respect to the Portfolio, the lesser of (i) 67% or more of the total beneficial interests of the Portfolio present at a meeting, if the holders of more than 50% of the total beneficial interests of the Portfolio are present or represented by proxy, or (ii) more than 50% of the total beneficial interests of the Portfolio.

      If a percentage or a rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in such percentage resulting from changes in a Portfolio's total assets or the value of a Portfolio's securities, or a later change in the rating of a portfolio security, will not be considered a violation of the relevant policy.

      Fundamental Policies. As a matter of fundamental policy, no Portfolio may:

           (1) borrow money or mortgage or hypothecate assets of the Portfolio, except that in an amount not to exceed 1/3 of the current value of the Portfolio's assets (including such borrowing) less liabilities (not including such borrowing), it may borrow money and enter into reverse repurchase agreements, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;

           (2) underwrite securities issued by other persons except insofar as Diversified Investors Portfolios or a Portfolio may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

           (3) make loans to other persons except (a) through the lending of the Portfolio's portfolio securities and provided that any such loans not exceed 30% of the Portfolio's total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations or (c) by purchasing debt securities of types distributed publicly or privately;

           (4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (Diversified Investors Portfolios may hold and sell, for the Portfolio's portfolio, real estate acquired as a result of the Portfolio's ownership of securities);

           (5) concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of the Portfolio's investment objective(s), up to 25% of its total assets may be invested in any one industry (except that the Money Market Portfolio reserves the freedom of action to concentrate 25% or more of its assets in obligations of domestic branches of domestic banks); or

           (6) issue any senior security (as that term is defined in the 1940
      Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

      Non-Fundamental Policies. Each of the Portfolios will not as a matter of operating policy:

           (1) borrow money for any purpose in excess of 10% of the Portfolio's total assets (taken at cost), except that the Portfolio may borrow for temporary or emergency purposes up to 1/3 of its assets;

           (2) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's net assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, reverse repurchase agreements, when-issued securities and other similar investment techniques are not considered a pledge of assets for purposes of this restriction;

           (3) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

           (4)  invest for the purpose of exercising control or management;

           (5) purchase securities issued by any other investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Portfolio if such purchase at the time thereof would cause (a) more than 10% of the Portfolio's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers;
      (b) more that 5% of the Portfolio's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or
      (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio; and provided further that the Portfolio may not purchase any security from any open-end investment company;

           (6) purchase securities of any issuer if such purchase at the time thereof would cause the Portfolio to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

           (7) purchase or retain in the Portfolio's portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of Diversified Investors Portfolios, or is an officer or partner of the Adviser or subadviser, if after the purchase of the securities of such issuer for the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

           (8) invest more than 5% of the Portfolio's net assets in warrants or rights (valued at the lower of cost or market), but not more than 2% of the Portfolio's net assets may be invested in warrants not listed on the New York Stock Exchange or the American Stock Exchange;

           (9) make short sales of securities or maintain a short position (excluding short sales if the Portfolio owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of equivalent kind and amount) if such short sales represent more than 25% of the Portfolio's net assets (taken at market value); provided, however, that the value of the Portfolio's short sales of securities (excluding U.S. Government securities) of any one issuer may not be greater than 2% of the value (taken at market value) of the Portfolio's net assets or more than 2% of the securities of any class of any issuer; or

           (10) enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are not readily marketable (which securities would include participation interests and floating and variable rate demand obligations as to which no secondary market exists and the Portfolios cannot exercise a demand feature on more than seven days' notice), if, in the aggregate, more than

      15% (10% in the case of the Money Market Portfolio) of its net assets would be so invested. A Portfolio may not invest in time deposits maturing in more than seven days.

      The non-fundamental policies (1) through (10) may be changed by the Board of Trustees of Diversified Investors Portfolios.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

      Except as may be required to ensure satisfaction of certain tests applicable to regulated investment companies under the Internal Revenue Code, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when changes are appropriate. Portfolio trading is engaged in for a Portfolio if the Advisers believe that a transaction net of costs (including custodian charges) will help achieve the Portfolio's investment objective.

      A Portfolio's purchases and sales of securities may be principal transactions, that is, securities may be purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases and, therefore, the Portfolios do not anticipate paying brokerage commissions in such transactions. Any transactions for which a Portfolio pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and the asked price.

      Allocations of transactions, including their frequency, to various dealers is determined by the Subadvisers in their best judgment and in a manner deemed to be in the best interest of the investors in a Portfolio rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

      Investment decisions for a Portfolio will be made independently from those for any other account or investment company that is or may in the future become managed by the Advisers or their affiliates. If, however, a Portfolio and other investment companies or accounts managed by the Subadvisers are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by a Portfolio or the size of the position obtainable for the Portfolio. In addition, when purchases or sales of the same security for a Portfolio and for other investment companies managed by the Subadvisers occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales. Furthermore, in certain circumstances affiliates of the Subadvisers whose investment portfolios are managed internally, rather than by the Subadvisers, might seek to purchase or sell the same type of investments at the same time as a Portfolio. Such an event might also adversely affect that Portfolio.

      The following Portfolios paid the approximate brokerage commissions indicated for the fiscal years noted below:

Balanced Portfolio:
      Fiscal year ended December 31, 1995: $199,128
      Fiscal year ended December 31, 1996: $317,179
      Fiscal year ended December 31, 1997: $______

Equity Income Portfolio
      Fiscal year ended December 31, 1995: $377,904
      Fiscal year ended December 31, 1996: $565,943
      Fiscal year ended December 31, 1997: $______

Equity Value Portfolio
      Fiscal year ended December 31, 1996: $64,207
      Fiscal year ended December 31, 1997: $______

Growth & Income Portfolio
      Fiscal year ended December 31, 1995: $348,828
      Fiscal year ended December 31, 1996: $397,075
      Fiscal year ended December 31, 1997: $______

Equity Growth Portfolio
      Fiscal year ended December 31, 1995: $174,716
      Fiscal year ended December 31, 1996: $670,631
      Fiscal year ended December 31, 1997: $______

Special Equity Portfolio
      Fiscal year ended December 31, 1995: $425,803
      Fiscal year ended December 31, 1996: $678,431
      Fiscal year ended December 31, 1997: $______

Aggressive Equity Portfolio
      Fiscal year ended December 31, 1996: $15,490
      Fiscal year ended December 31, 1997: $______

International Equity Portfolio
      Fiscal year ended December 31, 1995: $ 38,261
      Fiscal year ended December 31, 1996: $211,629
      Fiscal year ended December 31, 1997: $______

                        INVESTMENT RESTRICTIONS RELATING
                  TO THE STRATEGIC VARIABLE FUNDS SUBACCOUNTS

      Fundamental policies of the Strategic Variable Funds Subaccounts may not be changed without the approval of the lesser of (1) 67% of the beneficial holders of units present at a meeting if the holders of more than 50% are present in person or by proxy or (2) more than 50% of the beneficial holders of units. Other restrictions, in the form of operating policies, are subject to change by the Managing Board of the Strategic Variable Funds Account without unitholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, a Strategic Variable Funds Subaccount.

      As a matter of fundamental policy, each Strategic Variable Funds Subaccount may not:

     (1) Borrowing. Borrow money, except each Strategic Variable Funds Subaccount may borrow as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 30% of its total assets valued at market. Each Strategic Variable Funds Subaccount will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely investment liquidations;

     (2) Loans. Make loans, although the Portfolios through which the Strategic Variable Funds Subaccounts invest may purchase money market securities and enter into repurchase agreements;

     (3)   Margin.  Purchase securities on margin;

     (4) Mortgaging. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Strategic Variable Funds Subaccounts as security for indebtedness except as may be necessary in connection with permissible borrowings, in which event such mortgaging, pledging, or hypothecating may not exceed 30% of each Subaccount's total assets, valued at market;

     (5)   Real Estate.  Purchase or sell real estate;

     (6) Senior Securities. Issue senior securities (except permitted borrowings);

     (7)   Short Sales.  Effect short sales of securities; or

     (8) Underwriting. Underwrite securities issued by other persons, except to the extent that the Strategic Variable Funds Account or Subaccounts may be deemed to be underwriters within the meaning of the Securities Act of 1933 in connection with the purchase and sale of their portfolio securities in the ordinary course of pursuing their investment programs.

      In addition, as a matter of fundamental policy, each Strategic Variable Funds Subaccount may engage in futures and options transactions through investments in the Portfolios.

   As a matter of operating policy, each Strategic Variable Funds Subaccount may not:

     (1) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control;

     (2) Illiquid Securities. Purchase a security if, as a result of such purchase, more than 15% of the value of each Strategic Variable Funds Subaccount's net assets would be invested in illiquid securities or other securities that are not readily marketable;

     (3) Oil and Gas Programs. Purchase participations or other direct interests or enter into leases with respect to, oil, gas, other mineral exploration or development programs;

     (4) Options. Invest in options;

     (5) Ownership of Portfolio Securities by Officers and Directors. Purchase or retain the securities of any issuer if, to the knowledge of the Managing Board of the Strategic Variable Funds Account, those officers and directors of AUSA and Diversified, who each owns beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities;

     (6) Unseasoned Issuers. Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government or any foreign government, their agencies or instrumentalities) if, as a result, more than 5% of the value of each Subaccount's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, including predecessors and unconditional guarantors; or

     (7) Warrants. Invest in warrants.

      Each Strategic Variable Funds Subaccount may invest more than 5% of its assets in any one Variable Funds Subaccount, and each Strategic Variable Funds Subaccount may invest substantially all of its assets, collectively, in Variable Funds Subaccounts.

      Because of their investment objectives and policies, the Strategic Variable Funds Subaccounts will each concentrate more than 25% of their assets in the investment company industry. In accordance with the Strategic Variable Funds Subaccounts' investment programs set forth in the Prospectus, each of the Strategic Variable Funds Subaccounts may invest more than 25% of its assets in certain of the Variable Funds Subaccounts. However, each of the Portfolios in which each Variable Funds Subaccount will invest will not concentrate more than 25% of its total assets in any one industry (except that the Money Market Portfolio reserves the right to concentrate 25% or more of its assets in obligations of domestic branches of domestic banks).

                            PERFORMANCE INFORMATION
              RELATING TO THE STRATEGIC VARIABLE FUNDS SUBACCOUNTS

STANDARD PERFORMANCE INFORMATION

      From time to time, quotations of a Strategic Variable Funds Subaccount's performance may be included in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner for each Strategic Variable Funds Subaccount:

Total Return

      The Strategic Variable Funds Subaccount's total return will be calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 to reach the value of that investment at the end of the periods. The Strategic Variable Funds Subaccount may also calculate (i) a total return assuming an initial account value of $1,000 and/or (ii) total rates of return which represent aggregate performance over a period of year-by-year performance.

Yield

      The Strategic Variable Funds Subaccount's yield quotation will be based on the annualized net investment income per unit of the Strategic Variable Funds Subaccount over a 30-day period. The current yield for the Strategic Variable Funds Subaccount is calculated by dividing the net investment income per unit of the Strategic Variable Funds Subaccount earned during the period by the net asset value per unit of the Strategic Variable Funds Subaccount on the last day of that period. The resulting figure is then annualized. Net investment income per unit is determined by dividing (i) the dividends and interest earned during the period, minus accrued expenses for the period, by
(ii) the average number of units entitled to receive dividends during the period multiplied by the unit value on the last day of the period.

COMPARISON OF STRATEGIC VARIABLE FUNDS SUBACCOUNT PERFORMANCE

      Comparison of the quoted non-standardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of a Strategic Variable Funds Subaccount with performance quoted with respect to other investment companies or types of investments.

      In connection with communicating its performance to current or prospective investors, a Strategic Variable Funds Subaccount also may compare these figures to the performance of other funds tracked by fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. An underlying Portfolio may invest in some instruments not eligible for inclusion in such an index, and may be prohibited from investing in some instruments included in this index. Evaluations of a Strategic Variable Funds Subaccount's performance made by independent sources may also be used in advertisements concerning a Strategic Variable Funds Subaccount. Sources for a Strategic Variable Funds Subaccount's performance information may include, but are not limited to, the following:

   Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

   Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

   Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

   Changing Times, The Kiplinger Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

   Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

   Donoghue's Money Fund Report, a weekly publication of the Donoghue Organization, Inc., of Holliston, Massachusetts, reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "Donoghue's Money Fund Average" and "Donoghue's Government Money Fund Average."

   Financial Times, Europe's business newspaper, which features from time to time articles on international or country specific funds.

   Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

   Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

   Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

   Investor's Daily, a daily newspaper that features financial, economic and business news.

   Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

   Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

   New York Times, a nationally distributed newspaper which regularly covers financial news.

   Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

   Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

   Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

   U.S. News and World Report, a national business weekly that periodically reports mutual fund performance data.

   Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

   Weisenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

   Working Women, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

   World Investor, a European publication that periodically reviews the performance of U.S. mutual funds investing internationally.

              DETERMINATION OF UNIT VALUE; VALUATION OF SECURITIES

      AUSA determines the unit value of each Subaccount each day on which the New York Stock Exchange is open for trading. (As a result, a Subaccount will normally determine its net asset value every weekday except for the following holidays or the days on which they are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.) This daily determination of unit value is made as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m., New York time unless the Exchange closes earlier, by dividing the total assets of a Subaccount less all of its liabilities, by the total number of units outstanding at the time the determination is made. Purchases and redemptions will be effected at the time of determination of unit value next following the receipt of any purchase or redemption order deemed to be in good order.

      Units of each Variable Funds Subaccount are valued based upon the valuation of the securities held by the corresponding underlying Portfolio in which the assets of the particular Variable Funds Subaccount are invested. Units of each Strategic Variable Funds Subaccount are valued based upon the valuation of the units of each Variable Funds Subaccount in which the assets of the particular Strategic Variable Funds Subaccount are invested. Therefore, the valuation of units in both the Variable Funds Subaccounts and the Strategic Variable Funds Subaccounts depends on the valuation policies of the underlying Portfolios. The following discussion describes the valuation policies of the Portfolios.

      Beneficial interests in each Portfolio are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act.

      Trading in securities on most non-U.S. exchanges and over-the-counter markets is normally completed before the close of regular trading on the New York Stock Exchange and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of non-U.S. securities occur between the time when the exchange on which they are traded closes and the time when a Portfolio's net asset value is calculated, such securities may be valued at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees of Diversified Investors Portfolios.

      Equity securities are valued at the last sale price on the exchange on which they are primarily traded or at the ask price on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. Bonds and other fixed income securities (other than short-term obligations, but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees of Diversified Investors Portfolios. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations which mature in 60 days or less are valued at amortized cost, which approximates fair value as determined by the Board of Trustees of Diversified Investors Portfolios. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees of Diversified Investors Portfolios.

      Interest income on long-term obligations is determined on the basis of interest accrued plus amortization of discount (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest and discount accrued less amortization of premium.

      Any assets or liabilities initially denominated in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If neither of these alternatives is available or both are deemed not to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Board of Trustees of Diversified Investors Portfolios, in good faith, will establish a conversion rate for such currency.

      A determination of value used in calculating net asset value must be a fair value determination made in good faith utilizing procedures approved by the Board of Trustees of Diversified Investors Portfolios. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which a Portfolio could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (a) the fundamental analytical data relating to the investment; (b) the nature and duration of restrictions on disposition of the securities; and (c) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the securities, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

      Each investor in each Portfolio, including the Variable Funds Subaccounts, may add to or reduce its investment in the Portfolio on each day that the New York Stock Exchange is open for trading. As of 4:00 p.m. (New York time) (or any earlier close of regular trading on the Exchange) on each such day, the value of each investor's interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction
(a) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m. (or the earlier close of regular trading on the Exchange) on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day, and (b) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. (or the earlier close of regular trading on the Exchange) on such day plus or minus, as the case may be, the amount of the net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in a Portfolio as of 4:00 p.m. (or the earlier close of regular trading on the Exchange) on the following day the New York Stock Exchange is open for trading.

                 MANAGEMENT OF DIVERSIFIED INVESTORS PORTFOLIOS

      The Trustees and officers of Diversified Investors Portfolios and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees who are "interested persons" (as defined in the 1940 Act) of Diversified Investors Portfolios. Unless otherwise indicated, the address of each Trustee and officer of Diversified Investors Portfolios is 4 Manhattanville Road, Purchase, New York 10577.

TRUSTEES AND OFFICERS

                            AGE
                          (AS OF             PRINCIPAL OCCUPATION(S)
  NAME AND ADDRESS       11/15/97)             DURING PAST 5 YEARS

  Tom A. Schlossberg*....   47     10/92 to present -- President, Chief Executive
  (Trustee)                        Officer and Chairman of the Managing Board,
                                   Diversified Investment Advisors, Inc.; 3/1995 to
                                   present -- President and Director, AUSA Life
                                   Insurance Company, Inc.; 1/93 to 12/93-- Exec-
                                   utive Vice President, 1/91 to 12/93-- Senior
                                   Vice President, The Mutual Life Insurance Company
                                   of New York.
  Donald E. Flynn*.......   57     1988 to present-- Vice President, AEGON, USA,
  (Trustee)                        Inc., 1988 to present--Executive Vice
                                   President, AEGON USA Investment Management, Inc.;
                                   1988 to present-- Vice President, AEGON USA
                                   Managed Portfolios, Inc.
  Neal M. Jewell.........   62     1/1995 to present-- Consultant; 11/1991 to
  (Trustee)                        1/1995 -- Executive Vice President, 12/1990 to
  355 Thornridge Drive             10/1991-- Director of Overseas Pensions,
  Stamford, CT 06903               American International Group Asset Management.



  Eugene M. Mannella.....   43     8/1993 to present -- Vice President, Investment
  (Trustee)                        Management Services Inc.; 5/1986 to
  2 Orchard Neck Road              5/1993-- Senior Vice President, Lehman Brothers,
  Center Moriches, New York 19934  Inc.


  Patricia L. Sawyer.....   47     1/1995 to present -- Partner, Smith & Sawyer;
  (Trustee)                        7/1990 to 1/1995 -- Executive Vice President and
  256 East 10th Street             Director, Robert L. Smith & Co.; 9/1988 to
  New York, New York 10014         7/1990 -- Vice President, American Express.

  Robert F. Colby........   42     1/1993 to present-- Vice President and General
                                   Counsel, Diversified Investment Advisors Inc.;
                                   3/1995 to present-- Vice President and Assistant
                                   Secretary, AUSA Life Insurance Company, Inc.;
                                   11/1993 to present-- Vice President, Diversified
                                   Investors Securities Corp.; 4/1990 to
                                   12/1993-- Secretary, Vice President and Chief
                                   Corporate Counsel, The Mutual Life Insurance
                                   Company of New York.
  Alfred C. Sylvain......   46     11/1993 to present-- Vice President, Treasurer
                                   and Assistant Secretary, Diversified Investment
                                   Advisors, Inc.; 11/1993 to present-- Treasurer,
                                   Diversified Investors Securities Corp.; 1/1991 to
                                   12/1993-- Vice President, The Mutual Life Insurance
                                   Company of New York.
  John F. Hughes.........   56     12/1993 to present-- Vice President and Senior
                                   Counsel, Diversified Investment Advisors, Inc.;
                                   8/1995 to present-- Vice President and Assistant
                                   Secretary, AUSA Life Insurance
                                   Company, Inc.;
                                   11/1993 to present-- Assistant Secretary, Di-
                                   versified Investors Securities Corp.; 1/1988 to
                                   11/1993-- Assistant Secretary, Senior Counsel,
                                   The Mutual Life Insurance Company of New York.

      The Declaration of Trust of Diversified Investors Portfolios provides that Diversified Investors Portfolios will indemnify its Trustees and officers as described below under "Diversified Investors Portfolios--Description of the Trust"

      For the fiscal year ended December 31, 1997, the Diversified Investors Portfolios provided the following compensation to its trustees.


                                                                             TOTAL
                                        PENSION OR                        COMPENSATION
                                        RETIREMENT                       FROM REGISTRANT
                       AGGREGATE     BENEFITS ACCRUED     ESTIMATED         AND FUND
 NAME OF PERSON,     COMPENSATION     AS PART OF       ANNUAL BENEFITS    COMPLEX PAID
  POSITION          FROM REGISTRANT   FUND EXPENSES    UPON RETIREMENT    TO TRUSTEES

Tom A. Schlossberg..
Trustee

Donald E. Flynn.....
Trustee

Neal M. Jewell......
Trustee



Eugene M. Mannella..
Trustee

Patricia L. Sawyer..
Trustee

INVESTMENT ADVISORY SERVICES

      Diversified Investment Advisers, Inc. (the "Adviser") manages the assets of each Portfolio pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with Diversified Investors Portfolios with respect to that Portfolio, and subject to the investment policies described herein and in the Prospectus for the Portfolios. Subject to such further policies as the Board of Trustees of Diversified Investors Portfolios may determine, the Adviser provides general investment advice to each Portfolio.

      For each Portfolio, the Adviser has entered into an Investment Subadvisory Agreement (each a "Subadvisory Agreement") with one or more Subadvisers.

      Each Advisory Agreement and Subadvisory Agreement provides that the Adviser or a Subadviser, as the case may be, may render services to others. Each agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Portfolio when authorized either by majority vote of the investors in the Portfolio (with the vote of each being in proportion to the amount of its investment) or by a vote of a majority of the Board of Trustees of Diversified Investors Portfolios, or by the Adviser or a Subadviser on not more than 60 days' nor less than 30 days' written notice, as the case may be, and will automatically terminate in the event of its assignment. Each agreement provides that neither the Adviser nor Subadviser nor their personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Portfolio, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement and the Subadvisory Agreement, as the case may be.

      The Adviser's and Subadviser's fees with respect to each Portfolio are described in the Prospectus.

      Diversified is an investment firm dedicated to meeting the complete needs of retirement plan sponsors and participants from pre- through post-retirement. Diversified provides flexible, high-quality services coupled with the employment of independent investment managers in an innovative investment structure.

      Diversified provides services with respect to [$10 billion] in retirement plan assets and has offices in Boston, Charlotte, Chicago, Cincinnati, Dallas, Houston, New Orleans, New York, Philadelphia, Portland and San Francisco. It maintains recordkeeping for 400,000 participants and has 600 employees dedicated to retirement plan investment and administration. Its employees average more than seven years of retirement plan experience.

      As experts in customizing retirement solutions, Diversified offers comprehensive programs of high-quality investments and administrative services to defined benefit, defined contribution and not-for-profit pension plan sponsors. Diversified forms a partnership with its clients to provide exceptional plan design, participant communication programs, recordkeeping services and technical guidance. Diversified's investment structure provides access to an array of complementary investment alternatives representing the major asset classes along the risk/reward spectrum.

      Subadvisers are selected from more than 2,000 independent firms. Through a rigorous portfolio manager selection process which includes researching each potential subadviser's asset class, track record, organizational structure, management team, consistency of performance and assets under management, five to ten potential subadvisers are chosen. Out of that group, Diversified then carefully chooses the three most qualified potential subadvisers based on performance evaluation, ownership structure, personnel and philosophy to return for an on-site visit and a quantitative and qualitative analysis by the investment committee. Out of those three potential subadvisers, Diversified then hires the most qualified, independent subadviser for each Portfolio, subject to approval by the Board of Trustees of Diversified Investors Portfolios, including a majority of the Trustees who are not "interested persons" of Diversified Investors Portfolios.

      Each Subadviser's performance on behalf of a Portfolio is carefully monitored by Diversified taking into consideration investment objectives and policies and level of risk. Diversified brings comprehensive monitoring and control to the investment management process. It seeks superior portfolio management and moves purposefully in replacing managers when warranted. From a plan sponsor's perspective, replacing a manager, and not the investment fund, is a key advantage in avoiding the expense and difficulty of re-enrolling participants or disrupting established plan administration. Diversified and Diversified Investors Portfolios have applied for an Exemptive Order from the Securities and Exchange Commission which would permit Diversified to obtain the services of one or more subadvisers without investor or shareholder approval.

      Highly disciplined manager evaluation on both a quantitative and qualitative basis is an ongoing process. Diversified's Manager Monitoring Group gathers and analyzes performance and Diversified's Investment Committee reviews it. Performance attribution, risk/return ratios and purchase/sale assessments are prepared monthly and, each quarter, a more comprehensive review is completed which consists of manager visits, fundamental analysis and statistical analysis. Extensive quarterly analysis is conducted to ensure that the investment fund is being managed in line with the stated objectives. Semiannually, the Investment Committee reviews the back-up manager selection, regression analysis and universe comparisons.

      A number of "red flags" signal a more extensive and frequent manager review. These flags consist of a return inconsistent with the investment objective, changes in subadviser leadership, ownership or portfolio managers, large changes in assets under management and changes in philosophy or discipline. The immediate response to any red flag is to assess the potential impact on the manager's ability to meet investment objectives. Diversified monitors "back-up" additional independent managers for each investment class so that, should a manager change be warranted, the transition can be effected on a timely basis.

      For the fiscal year ended December 31, 1994, Diversified earned and voluntarily waived advisory fees as indicated with respect to the following
Portfolios:

      PORTFOLIO                    EARNED         WAIVED
Money Market.....................  $312,079       $29,141
High Quality Bond................   607,967        20,204
Intermediate Government Bond.....   246,814        32,308
Government/Corporate Bond........   776,654        10,376
Balanced.........................   443,372        38,936
Equity Income.................... 2,470,354         2,000
Growth & Income..................   576,431        23,726
Equity Growth....................   629,874        31,377
Special Equity................... 1,628,738        61,756

      For the fiscal year ended December 31, 1995, Diversified earned and voluntarily waived advisory fees as indicated with respect to the following
Portfolios:

      PORTFOLIO                    EARNED         WAIVED

Money Market.....................  $391,657       $22,086
High Quality Bond................   562,958         9,897
Intermediate Government Bond.....   286,019        44,808
Government/Corporate Bond........ 1,011,116         --
High-Yield Bond..................    11,146        11,146
Balanced.........................   639,345        51,146
Equity Income.................... 2,878,308         --
Growth & Income..................   639,911        28,140
Equity Growth.................... 1,272,213         --
Special Equity................... 2,018,861        82,511
International Equity.............   143,910         6,191

      For the fiscal year ended December 31, 1996, Diversified earned and voluntarily waived advisory fees as indicated with respect to the following
Portfolios:

      PORTFOLIO                    EARNED         WAIVED

Money Market.....................  $445,832       $   680
High Quality Bond................   627,049         --
Government/Corporate Bond........ 1,232,524         --
High-Yield Bond..................    60,742        60,742
Balanced.........................   995,489         --
Equity Income.................... 3,895,211         --
Equity Value.....................    84,055        70,088
Growth & Income.................. 1,052,349        39,117
Equity Growth.................... 1,730,632         1,462
Special Equity................... 3,255,893        47,350
Aggressive Equity................    95,060        57,964
International Equity.............   799,760        69,256

      For the fiscal year ended December 31, 1997, Diversified earned and voluntarily waived advisory fees as indicated with respect to the following
Portfolios:

      PORTFOLIO                    EARNED         WAIVED

Money Market.....................
High Quality Bond................
Intermediate Government Bond.....
Government/Corporate Bond........
High-Yield Bond..................
Balanced.........................
Equity Income....................
Equity Value.....................
Growth & Income..................
Equity Growth....................
Special Equity...................
Aggressive Equity................
International Equity.............

ADMINISTRATOR

      The Administrative Services Agreement between Diversified, as Administrator, and Diversified Investors Portfolios is described in the Prospectus. The agreement provides that Diversified may render services to others as administrator. In addition, the agreement terminates automatically if it is assigned and may be terminated without penalty by majority vote of the investors in Diversified Investors Portfolios (with the vote of each being in proportion to the amount of their investment). The Administrative Services Agreement also provides that neither Diversified nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in connection with any Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their duties or obligations under said agreements.

CUSTODIAN

      Pursuant to a Custodian Contract, Investors Bank & Trust Company acts as the custodian of each Portfolio's assets (the "Custodian"). The Custodian's business address is 89 South Street, Boston, Massachusetts 02205-1537. The Custodian's responsibilities include safeguarding and controlling cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Portfolios' investments, maintaining books of original entry for portfolio accounting and other required books and accounts, and calculating the daily net asset value of beneficial interests in each Portfolio. Securities held by a Portfolio may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company and may be held by a subcustodian bank if such arrangements are reviewed and approved by the Board of Trustees of Diversified Investors Portfolios. The Custodian does not determine the investment policies of any Portfolio or decide which securities any Portfolio will buy or sell. A Portfolio may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities and foreign exchange transactions. For its services, the Custodian will receive such compensation as may from time to time be agreed upon by it and Diversified Investors Portfolios.

INDEPENDENT ACCOUNTANTS

      Coopers & Lybrand L.L.P., serves as the independent accountants for Diversified Investors Portfolios providing audit and accounting services including (i) audit of the annual financial statements, (ii) assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission and (iii) preparation of annual income tax returns.

               MANAGEMENT OF THE STRATEGIC VARIABLE FUNDS ACCOUNT

      The members of the Managing Board of Diversified Investors Strategic Variable Funds and officers of AUSA directly involved in activities related to Diversified Investors Strategic Variable Funds, and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those members of the Managing Board who are "interested persons" (as defined in the 1940 Act) of Diversified Investors Strategic Variable Funds. Unless otherwise indicated, the address of each member and officer of AUSA is Four Manhattanville Road, Purchase, New York 10577.


                            AGE
                          (AS OF         PRINCIPAL OCCUPATION(S) DURING
   NAME AND ADDRESS      11/15/97)                 PAST 5 YEARS

 Tom A. Schlossberg*        47     10/92 to present -- President,  Chief Executive
  (Managing Board Member)           Officer and Chairman of the Managing Board,
                                    Diversified Investment Advisors, Inc.; 3/1995 to
                                    present -- President and Director, AUSA Life
                                    Insurance Company, Inc.; 1/93 to 12/93 -- Execu-
                                    tive Vice President, 1/91 to 12/93 -- Senior Vice
                                    President, The Mutual Life Insurance Company of New
                                    York.

  Donald E. Flynn*          57      1988 to present  -- Vice President, AEGON, USA,
  (Managing Board Member)           Inc., 1988 to present -- Executive Vice President,
                                    AEGON USA Investment Management, Inc.; 1988 to
                                    present -- Vice President, AEGON USA Managed
                                    Portfolios, Inc.
  Neal M. Jewell            62      1/1995 to present -- Consultant; 11/1991 to
  (Managing Board Member)           1/1995 -- Executive Vice President, 12/1990 to
  355 Thornridge Drive              10/1991 -- Director of Overseas Pensions, American
  Stamford, CT 06903                International Group Asset Management.

  Eugene M. Mannella        43      8/1993 to present -- Vice  President, Investment
  (Managing Board Member)           Management Services Inc.; 5/1986 to
  2 Orchard Neck Road               5/1993 -- Senior Vice President, Lehman Brothers,
  Center Moriches, New York         Inc.
  19934

  Patricia L. Sawyer        47      1/1995 to present -- Partner, Smith & Sawyer;
  (Managing Board Member)           7/1990 to 1/1995 -- Executive Vice President and
  256 East 10th Street              Director, Robert L. Smith & Co.; 9/1988 to
  New York, New York 10014          7/1990 -- Vice President, American Express.

  Robert F. Colby           42      1/1993 to present -- Vice President and General
                                    Counsel, Diversified Investment Advisors Inc.;
                                    3/1995 to present -- Vice President and
                                    Assistant Secretary, AUSA Life Insurance
                                    Company, Inc.; 11/1993 to present -- Vice
                                    President, Diversified Investors Securities
                                    Corp.; 4/1990 to 12/1993 -- Secretary, Vice
                                    President and Chief Corporate Counsel, The
                                    Mutual Life Insurance Company of New York.
  Alfred C. Sylvain         46      11/1993 to present -- Vice President, Treasurer
                                    and Assistant Secretary, Diversified Investment
                                    Advisors, Inc.; 11/1993 to present -- Treasurer,
                                    Diversified Investors Securities Corp.; 1/1991


                                    to 12/1993 -- Vice President, The Mutual Life
                                    Insurance Company of New York.
  John F. Hughes            56      12/1993 to present-- Vice President and Senior
                                    Counsel, Diversified Investment Advisors, Inc.;
                                    8/1995 to present -- Vice President and
                                    Assistant Secretary, AUSA Life Insurance
                                    Company, Inc.; 11/1993 to present -- Assistant
                                    Secretary, Diversified Investors Securities
                                    Corp.; 1/1988 to 11/1993 -- Assistant
                                    Secretary, Senior Counsel, The Mutual Life
                                    Insurance Company of New York.
  Catherine A. Mohr         76      11/1993 to present -- Vice President, Diversified
                                    Investment Advisors, Inc.; 8/1995 to
                                    present-- Assistant Secretary, AUSA Life
                                    Insurance Company, Inc.; 1/1993 to
                                    present -- Assistant Secretary, Diversified
                                    Investors  Securities Corp.;  1/1992 to
                                    present-- Assistant Vice  President, The Mutual
                                    Life Insurance Company of New York.

Compensation

      For the fiscal year ended December 31, 1997, Diversified Investors Strategic Variable Funds provided the following compensation to members of the Managing Board.


                                            PENSION OR
                                            RETIREMENT     ESTIMATED         TOTAL
                             AGGREGATE       BENEFITS        ANNUAL       COMPENSATION
                           COMPENSATION     ACCRUED AS      BENEFITS     FROM REGISTRANT
     NAME OF PERSON,           FROM        PART OF FUND       UPON       AND FUND COMPLEX
        POSITION            REGISTRANT       EXPENSES      RETIREMENT    PAID TO TRUSTEES

  Tom A. Schlossberg......
  Managing Board
  Member
  Donald E. Flynn.........
  Managing Board
  Member
  Neal M. Jewell..........
  Managing Board
  Member
  Eugene M. Mannella......
  Managing Board
  Member
  Patricia L. Sawyer......
  Managing Board
  Member

INVESTMENT ADVISORY SERVICES

      Diversified manages the assets of each Strategic Variable Funds Subaccount pursuant to an Investment Advisory Agreement with AUSA with respect to such Strategic Variable Funds Subaccount and the investment policies described herein and in the Prospectus. AUSA will bear any expenses of the Strategic Variable Funds Subaccounts other than the 0.20% advisory fee. Of course, the Strategic Variable Funds Subaccounts will still indirectly bear their proportionate share of the cost of operating the underlying Variable Funds Subaccounts in which the Strategic Variable Funds Subaccounts invest because the Strategic Variable Funds Subaccounts, as shareholders of the underlying Variable Funds Subaccounts, will bear their proportionate share of any fees and expenses paid by the underlying Variable Funds Subaccounts.

      Under the Investment Advisory Agreement with each Strategic Variable Funds Subaccount, Diversified provides each Strategic Variable Funds Subaccount with discretionary investment services. Specifically, Diversified is responsible for supervising and directing the investments of each Strategic Variable Funds Subaccount in accordance with each Strategic Variable Funds Subaccount's investment objectives, program, and restrictions as provided in the Prospectus and this Statement of Additional Information. Diversified is also responsible for effecting all security transactions on behalf of each Strategic Variable Funds Subaccount. The Strategic Variable Funds Subaccounts will invest their assets in units of the underlying Variable Funds Subaccounts and such investments will be made without the payment of any commission or other sales charges. In addition to these services, Diversified provides each Strategic Variable Funds Subaccount with certain administrative services, including: maintaining records, and registering and qualifying each Strategic Variable Funds Subaccount's units under federal and state laws; monitoring the financial, accounting, and administrative functions of each Strategic Variable Funds Subaccount; maintaining liaison with the agents employed by each Strategic Variable Funds Subaccount such as the custodian; assisting each Strategic Variable Funds Subaccount in the coordination of such agents' activities; and permitting Diversified's employees to serve as officers, managing board members, and committee members of the Strategic Variable Funds Account without cost to the Strategic Variable Funds Account.

      Each Strategic Variable Funds Subaccount's Investment Advisory Agreement also provides that Diversified, its directors, officers, employees, and certain other persons performing specific functions for the Strategic Variable Funds Subaccount will only be liable to the Strategic Variable Funds Subaccount for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

      For general information regarding Diversified, see the discussion in "Management of Diversified Investors Portfolios--Investment Advisory Services" on page __ above.

CUSTODIAN

      Pursuant to a Custodian Agreement, Investors Bank & Trust Company (the "Custodian") acts as the custodian of each Strategic Variable Funds Subaccount's assets, i.e., each Strategic Variable Funds Subaccount's interest in the underlying Variable Funds Subaccounts. For its services, the Custodian will receive such compensation as may from time to time be agreed upon by it and AUSA. AUSA has agreed to pay all such fees.

             DIVERSIFIED INVESTORS PORTFOLIOS: DESCRIPTION OF TRUST

      Diversified Investors Portfolios is organized as a trust under the law of the State of New York. Under Diversified Investors Portfolios' Declaration of Trust, the Trustees are authorized to issue beneficial interests in one or more series. Currently there are fifteen active series of Diversified Investors Portfolios. Investors in a Portfolio will be held personally liable for the obligations and liabilities of that Portfolio (and of no other Portfolio), subject, however, to indemnification by Diversified Investors Portfolios in the event that there is imposed upon an investor a greater portion of the liabilities and obligations of the Portfolio than its proportionate beneficial interest in the Portfolio. The Declaration of Trust also provides that Diversified Investors Portfolios shall maintain appropriate insurance (for example, a fidelity bond and errors and omissions insurance) for the protection of Diversified Investors Portfolios, its investors, Trustees of Diversified

Investors Portfolios, officers, employees and agents, and covering possible tort and other liabilities. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and Diversified Investors Portfolios itself was unable to meet its obligations.

      Investors in a Portfolio are entitled to participate pro rata in distributions of taxable income, loss, gain and credit of their respective Portfolio only. Upon liquidation or dissolution of a Portfolio, investors are entitled to share pro rata in that Portfolio's (and no other Portfolio) net assets available for distribution to its investors. Diversified Investor Portfolios reserves the right to create and issue additional series of beneficial interest, in which case the beneficial interests in each new Portfolio would participate equally in the earnings, dividends and assets of that particular Portfolio only (and no other Portfolio). Any property of Diversified Investors Portfolios is allocated and belongs to a specific Portfolio to the exclusion of all other Portfolios. All consideration received by Diversified Investors Portfolios for the issuance and sale of beneficial interests in a particular Portfolio, together with all assets in which such consideration is invested or reinvested, all income, earnings and proceeds thereof, and any funds or payments derived from any reinvestment of such proceeds, is held by the Trustees of Diversified Investors Portfolios in a separate subtrust (a Portfolio) for the benefit of investors in that Portfolio and irrevocably belongs to that Portfolio for all purposes. Neither a Portfolio nor investors in that Portfolio possess any right to or interest in the assets belonging to any other Portfolio.

      Investments in a Portfolio have no preference, preemptive, conversion or similar rights and are fully paid and nonassessable, except as set forth below. Investments in a Portfolio may not be transferred.

      Each investor is entitled to a vote in proportion to the amount of its investment in each Portfolio. Investors in a Portfolio do not have cumulative voting rights, and investors holding more than 50% of the aggregate beneficial interests in all outstanding Portfolios may elect all of the Trustees if they choose to do so and in such event other investors would not be able to elect any Trustees. Investors in each Portfolio will vote as a separate class except as to voting for the election of Trustees, as otherwise required by the 1940 Act, or if determined by the Trustees to be a matter which affects all Portfolios. As to any matter which does not affect the interest of a particular Portfolio, only investors in the one or more affected Portfolios are entitled to vote. Diversified Investors Portfolios is not required and has no current intention of holding annual meetings of investors, but will hold special meetings of investors when in the judgment of Trustees it is necessary or desirable to submit matters for an investor vote. The Declaration of Trust may be amended without the vote of investors, except that investors have the right to approve by affirmative majority vote any amendment which would affect their voting rights, alter the procedures to amend the Declaration of Trust, or as required by law or by Diversified Investors Portfolios' registration statement, or as submitted to them by the Trustees. Any amendment submitted to investors which the Trustees determine would affect the investors of any Portfolio shall be authorized by vote of the investors of such Portfolio and no vote will be required of investors in a Portfolio not affected.

      Diversified Investors Portfolios or any Portfolio may enter into a merger or consolidation, or sell all or substantially all of its assets, if approved
(a) at a meeting of investors by investors representing the lesser of (i) 67% or more of the beneficial interest in the affected Portfolio present or represented at such meeting, if investors in more that 50% of all such beneficial interests are present or represented by proxy, or (ii) more than 50% of all such beneficial interests, or (b) by an instrument in writing without a meeting, consented to by investors representing not less than a majority of the beneficial interest in the affected Portfolio. Diversified Investors Portfolios or any Portfolio may also be terminated (i) upon liquidation and distribution of its assets if approved by the vote of two thirds of its investors (with the vote of each being in proportion to the amount of its investment), (ii) by the Trustees by written notice to its investors, or (iii) upon the bankruptcy or expulsion of an investor in the affected Portfolio, unless the investors in such Portfolio, by majority vote, agree to continue the Portfolio. Diversified Investors Portfolios will be dissolved upon the dissolution of the last remaining Portfolio.

      The Declaration of Trust provides that obligations of Diversified Investors Portfolios are not binding upon the Trustees individually but only upon the property of Diversified Investors Portfolios and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

      The Declaration of Trust further provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with Diversified Investors Portfolios, unless, as to liability to Diversified Investors Portfolios or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of Diversified Investors Portfolios. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                            TAX INFORMATION RELATING
                      TO DIVERSIFIED INVESTORS PORTFOLIOS

      Diversified Investors Portfolios is organized as a New York trust. The Trust and each Portfolio are not subject to any income or franchise tax in the State of New York. However, each investor in a Portfolio will be taxable on its share (as determined in accordance with the governing instruments of the Trust) of the Portfolio's ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Internal Revenue Code and regulations promulgated thereunder.

      Each Portfolio, since it is taxed as a partnership, is not subject to federal income taxation. Instead, and investor must take into account, in computing its federal income tax liability, its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio.

      Withdrawals by investors from each Portfolio generally will not result in their recognizing any gain or loss for federal income tax purposes, except that
(1) gain will be recognized to the extent that any cash distributed exceeds the basis of the investor's interest in the Portfolio prior to the distribution,
(2) income or gain will be realized if the withdrawal is in liquidation of the investor's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio, and (3) loss will be recognized if the distribution is in liquidation of that entire interest and consists solely of cash and/or unrealized receivables. The basis of an investor's interest in a Portfolio generally equals the amount of cash and the basis of any property that the investor invests in the Portfolio, increased by the investor's share of income from the Portfolio and decreased by the amount of any cash distributions and the basis of any property distributed from the Portfolio.

      Each Portfolio's taxable year-end will be December 31. Although, as described above, the Portfolios will not be subject to federal income tax, each will file appropriate income tax returns.

      It is intended that each Portfolio's assets, income and distributions will be managed in such a way that an investor in each Portfolio will be able to satisfy the requirements of Subchapter M of the Code.

      There are certain tax issues that will be relevant to only certain of the investors, specifically investors that are segregated asset accounts and investors who contribute assets rather than cash to a Portfolio. It is intended that such segregated asset accounts will be able to satisfy diversification requirements applicable to them and that such contributions of assets will not be taxable provided certain requirements are met. Such Investors are advised to consult their own tax advisors as to the tax consequences of an investment in a Portfolio.

HEDGING STRATEGIES

      The use of hedging strategies, such as a Portfolio's entering into interest rate futures contracts and purchasing options thereon, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith. Income from the disposition of futures contracts and options thereon will be subject to the limitation that a Portfolio must derive less than 30% of its gross income from the sale or other disposition of securities, options or futures contracts held for less than three months (the "Short-Short Limitation").

      If certain requirements are satisfied, any increase in value on a position that is part of a "designated hedge" will be offset by an decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Short-Short Limitation is satisfied. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Portfolio intends to qualify for this treatment when it engages in hedging transactions, but at the present time it is not clear whether this treatment will be available for all of a Portfolio's hedging transactions. To the extent this treatment is not available, a Portfolio may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so, in order for an investor in the Portfolio to qualify as a RIC.

OTHER TAXATION

      The investment by an investor in a Portfolio does not cause the investor to be liable for any income or franchise tax in the State of New York.

Investors are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio.

                          FINANCIAL STATEMENTS OF AUSA

      The financial statements of AUSA that are included in this Statement of Additional Information are different from the financial statements of Diversified Investors Variable Funds and Diversified Investors Strategic Variable Funds. The financial statements of AUSA should be considered only as bearing upon the ability of AUSA to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the assets held in Diversified Investors Variable Funds or Diversified Investors Strategic Variable Funds.

                                   APPENDIX A

                        DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S

  Corporate and Municipal Bonds

      AAA--An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      AA--An obligation rated AA differs from the highest rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      A--An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      BBB--An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      BB--An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      Plus (+) or minus (-)--The ratings from AA to BB may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

  Commercial Paper, including Tax Exempt

      A-1--A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      A-2--A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      A-3--A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

MOODY'S

  Corporate and Municipal Bonds

      AAA--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      AA--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

      A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

      BAA--Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      BA--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  Commercial Paper

      PRIME-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      --   Leading market positions in well established industries.
      --   High rates of return on funds employed.
      --   Conservative capitalization structure with moderate reliance on debt and ample asset protection.
      --   Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
      --   Well-established access to a range of financial markets and assured as sources of alternate liquidity.

                                     PART C
                               OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

   (a)     Financial Statements (**)

   (b)     Exhibits

      (1) Any form of Form N-4 Exhibits (1) and (3) through (7) and (9) previously filed with the Commission as part of Pre-Effective Amendment No. 1 dated July 7, 1994 to the Registrant's N-4 Registration Statement No. 33-73734 under the Securities Act of 1933 incorporated herein by reference.

      (2)  Not Applicable.

      (8)  Not applicable.

      (10) Opinions and Consents of Independent Accountants. (**)

      (11) Not applicable.

      (12) Not applicable.

**To be filed by amendment

ITEM 25.  DIRECTORS AND OFFICERS OF AUSA

   The Directors and officers of AUSA are set forth below.

DIRECTORS

                                AEGON USA, Inc., 4333 Edgewood Road, N.E.,
  William L. Busler             Cedar Rapids, Iowa 52499.

                                AEGON USA, Inc., 9151 Grapevine Highway, North
  Jack R. Dykhouse              Richland Hills, Texas 76180.

                                EMMERLING POST, Inc., 135 East 55th Street,
  Peter P. Post                 New York, New York 10022.

                                AEGON INSURANCE GROUP, 51 JFK  Parkway,
  Cor H. Verhagen               Short Hills, New Jersey 07078.

                                COLUMBIA UNIVERSITY SCHOOL OF
                                BUSINESS, 725 Uris Hall, 116th Street &
  Professor E. Kirby Warren     Broadway, New York, New York 10027.

                                WIENER, FRUSHTICK & STRAUB, 500 Fifth
  Steven E. Frushtick           Avenue, New York, New York 10110.

                                National Multiple Sclerosis Society, 900 Birdseye
  Vice Admiral Thor Hanson      Road, P.O. Box 112, Orient, New York 11957-0112.

                                Monumental Life Insurance Company, 2 East Chase
  B. Larry Jenkins              Street, Baltimore, Maryland 21202.

DIRECTOR-OFFICERS

                                Chairman of the Board and Secretary, AEGON
                                USA, Inc., 111 North Charles Street,
  Larry G. Brown                Baltimore, Maryland 21201.

                                Vice President, INTERNATIONAL LIFE
                                INVESTORS INSURANCE Company, 666 Fifth
  Vera F. Mihaic                Avenue, New York, New York 10103-0001.

                                President, DIVERSIFIED INVESTMENT
                                ADVISORS, Inc., 4 Manhattanville Road, Purchase,
  Tom Schlossberg               New York 10577.

                                Chief Actuary, AEGON USA, Inc., 4333 Edgewood
  Douglas C. Kolsrud            Road, N.E., Cedar Rapids, Iowa 52499.


ITEM 26.  PERSONS CONTROLLED BY OR UNDER CONTROL WITH THE INSURANCE COMPANY

      No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of the Insurance Company.

      The chart below shows all corporations directly or indirectly controlled or under common control with the Insurance Company, showing the state or other sovereign power under the laws of which each is organized and the percentage ownership of voting securities giving rise to the control relationship.

Brief Description of Chart:
      The following is a listing of all subsidiaries/affiliates of AEGON N.V. arranged by state/country of incorporation:

ALABAMA

   ZCI, Inc. -- 100%

ARIZONA

   Bankers Financial Life Insurance Company (Footnote 6)

   Iowa Fidelity Life Insurance Company -- (Footnote 2)

   Southwest Equity Life Insurance Company -- 100%

CALIFORNIA

   ISI Insurance Agency, Inc. and its subsidiaries -- 100% (Footnote 9)

   Zahorik Company, Inc. -- 100%

DELAWARE

   AEGON U.S. Holding Corporation -- 100%

   Diversified Investors Securities Corp. -- 100%

   Diversified Investment Advisors, Inc. -- 100%

   Idex Management, Inc. -- 50% (Footnote 7)

   Intersecurities Inc. -- 100%

   Landauer Associates, Inc. -- 100%

   Zuantra Corporation -- 100%

   Zuantra Software Corporation -- 100%

   Money Services, Inc. -- 100%

   RCC North America, Inc. Voting Trust -- 100% (Footnote 8)

FLORIDA

   Idex Investor Services, Inc. -- 100%

INDIANA

   AEGON Management Company

IOWA

   AEGON USA Investment Management -- 100%

   AEGON USA Realty Advisors, Inc. -- 100% (Footnote 12)

   AEGON USA Realty Management, Inc. -- 100%

   AEGON USA, Inc. -- 100% (Footnote 1)

   AEGON USA Securities, Inc. -- 100%

   American Forum For Fiscal Fitness -- 100%

   AUSA Financial Markets, Inc. -- 100%

   Bankers United Life Assurance Company -- 100%

   Cadet Holding Corp. -- 100%

   Cedar Income Fund, Ltd. (Footnote 5)

   Investors Warranty of America Inc. -- 100%

   Landauer Realty Advisors, Inc. -- 100%

   Life Investors Insurance Company of America -- 100%

   Massachusetts Fidelity Trust Company -- 100%

   PFL Life Insurance Company -- 100%

   Realty Information Systems, Inc. -- 100% (Footnote 11)

   Transunion Casualty Company -- 100%

   Universal Benefits Corporation -- 100%

   USP Real Estate Investment Trust (Footnote 4)

MARYLAND

   AEGON USA Managed Portfolios, Inc. (Footnote 3)

   AUSA Holding Company -- 100%

   Executive Management and Consultant Services, Inc. -- 100%

   First USA Life Insurance Company -- 100%

   Monumental General Administrators, Inc. -- 100%

   Monumental General Casualty Company -- 100%

   Monumental General Insurance Group, Inc. -- 100%

   Monumental General Mass Marketing, Inc. -- 100%

   Monumental Life Insurance Company -- 100%

   The Whitestone Corporation -- 100%

   United Financial Services, Inc. -- 100%

   WRL Series Fund Inc. -- 100% (Footnote 3)

MASSACHUSETTS

   Idex Fund (Footnote 3)

   Idex II Series Fund (Footnote 3)

   Idex Fund 3 (Footnote 3)

MICHIGAN

   Associated Mariner Agency, Inc. and its subsidiaries -- 100% (Footnote 10)

   Associated Mariner Financial Group Inc. -- 100%

   Mariner Financial Services, Inc. -- 100%

   Mariner Mortgage Corp. -- 100%

   Mariner/ISI Planning Corporation -- 100%

MINNESOTA

   AUSA Institutional Marketing Group, Inc. -- 100%

   Colorado Annuity Agency, Inc. -- 100%

NEW JERSEY

   Short Hills Management Company -- 100%

NEW YORK

   AUSA Life Insurance Company, Inc. -- 100%

   Corpa Reinsurance Company -- 100%

OHIO

   Western Reserve Life Assurance Co. of Ohio -- 100%

TENNESSEE

   Supplemental Insurance Division, Inc. -- 100%

CANADA

   CRC Creditor Resource Canadian Dealer Network Inc. -- 100%

      Note: In addition to the foregoing United States and Canadian entities, these are the following foreign based corporations/associations:

        Vereniging AEGON Netherlands Membership Association which has a 53.83% interest in AEGON N.V. Netherlands Corporation which corporation owns 100% of AEGON Nederland N.V. (Netherlands Corporation), AEGON International N.V. (Netherlands Corporation), AEGON Nevak Holding B.V. (Netherlands Corporation) and Groninger Financieringen B.V. (Netherlands Corporation)

FOOTNOTES

   (1) 150,000 shares of Class B Non-Voting Common Stock owned by Ennia Reinsurance Antilles N.V.

   (2) Ordinary common stock is allowed 60% of total cumulative vote. Participating common stock is allowed 40% total cumulative vote.

   (3) Denotes relationships as advisor, administrator, sponsor, underwriter or general partner.

   (4) First AUSA Life Insurance Company owns 12.89%. PFL Life Insurance Company owns 13.11%. Bankers United Life Assurance Company owns 4.86%.

   (5) PFL Life Insurance Company owns 16.73%. Bankers United Life Assurance Company owns 3.77%. Life Investors Insurance Company of America owns 3.38%. AEGON USA Realty Advisors, Inc. owns 1.97%. First AUSA Life Insurance Company owns .18%.

   (6) Class B Common Stock is allocated 75% of total cumulative vote. Class A Common Stock is allocated 25% of total cumulative vote.

   (7) 50% of Idex Management, Inc. is owned by Janus Capital Corporation, a Colorado corporation.

   (8) RCC Group: FGH Realty Credit Corp., FGH USA, Inc., RCC North America, Inc., FGH USA Realty, Inc., FGH Eastern Region, Inc., FGH Appraisal Services, Inc., FGH Western Region, Inc., ALH Properties, Inc., First FGP, Inc., Second FGP, Inc., Third FGP, Inc., Fourth FGP, Inc. Fifth FGP, Inc., Sixth FGP, Inc., Seventh FGP, Inc., FGP Midwood, Inc., FGP Parsippany, Inc., ALH Properties Two, Inc., ALH Properties Three, Inc., ALH Properties Four, Inc., ALH Properties Five, Inc., ALH Properties Six, Inc., ALH Properties Seven, Inc., ALH Properties Eight, Inc., ALH Properties Nine, Inc., ALH Properties Ten, Inc., ALH Properties Eleven, Inc., ALH Properties Twelve, Inc., ALH Properties Thirteen, Inc., ALH Properties Fourteen, Inc., ALH Properties Fifteen, Inc., ALH Properties Sixteen, Inc., ALH Properties Seventeen, Inc., FGP Keene, Inc., FGP Broadway, Inc., FGP West Street, Inc., FGP West Street Two, Inc., FGP 90 West Street, Inc., FGP Branford, Inc., FGP Franklin, Inc., FGP Bala, Inc., FGP Twenty-One, Inc., FGP Twenty-Two, Inc., FGP Twenty-Three, Inc., FGP Twenty-Four, Inc., FGP Twenty-Five, Inc., FGP Schenectady, Inc., FGP Country Estates, Inc., FGP Eleventh Street, Inc., FGP 109th Street, Inc., FGP Seventy-Second Street, Inc., FGP Gaithersburg, Inc., FGP West 32nd Street, Inc., FGP Beekman, Inc., Dutch Hotel Management, Inc., FGP Landmark, Inc., FGP Islandia, Inc., FGP Bridgeport, Inc., FGP Varick, Inc., FGP Real Property Management, Inc., FGP Union Gardens, Inc., FGP Burkewood, Inc., FGP Stamford, Inc., FGP Meadow Lane, Inc., FGP Main Street, Inc., FGP Property Services, Inc., FGP Merrick, Inc., FGP West 14th Street, Inc., FGP 106 Fulton, Inc., FGP Bush Terminal, Inc., FGP Northern Boulevard, Inc., FGP Seventh Avenue, Inc., FGP Parsons, Inc., FGP City Hall, Inc., FGP West 88th Street, Inc., FGP Lincoln, Inc., FGP Emerson, Inc., FGP Brooke, Inc., FGP 86th Street, Inc., FGP Edison, Inc., FGP Rider Avenue, Inc., FGP Remson, Inc., and FGP Rockbeach, Inc.

   (9) Subsidiaries of ISI Insurance Agency, Inc. are: ISI Insurance Agency of Ohio, Inc., ISI Insurance Agency of Massachusetts, Inc., and ISI Insurance Agency of Texas, Inc.

   (10) Subsidiaries of Associated Mariner Agency, Inc. are Associated Mariner Agency of Hawaii, Inc., Associated Mariner Insurance Agency of Massachusetts, Inc., Associated Mariner Agency Ohio, Inc., Associated Mariner Agency Texas, Inc., and Associated Mariner Agency New Mexico, Inc.

   (11) Owns 50% interest in DJA Partners, a Delaware general partnership.

   (12) Owns 49% of Melson Technologies Consulting, Inc., a Delaware corporation.

 * Includes qualifying shares for Directors.

ITEM 27. As of December 31, 1997 there were 10,084 Contractholders.

ITEM 28.  INDEMNIFICATION

      Any person made a party to any action, suit, or proceeding by reason of the fact that he, his testator or intestate, is or was a director, officer, or employee of the Company or of any Company which he served as such at the request of the Company, shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually and necessarily incurred by him in connection with the defense of such action, suit or proceeding, or in connection with appeal therein, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such officer, Director, or employee is liable for negligence or misconduct in the performance of his duties. The Company may also reimburse to any Director, officer, or employee the reasonable costs of settlement of any such action, suit, or proceeding, if it shall be found by a majority of a committee composed of the Directors not involved in the matter in controversy (whether or not a quorum) that it was in the interest of the Company that such settlement be made and that such Director, officer or employee was not guilty of negligence or misconduct. The amount to be paid by way of indemnity shall be determined and paid, in each instance, pursuant to action of the Board of Directors, and the stockholders shall be given notice thereof in accordance with applicable provisions of law. Such right of indemnification shall not be deemed exclusive of any other rights to which such Director, officer, or employee may be entitled.

ITEM 29.  PRINCIPAL UNDERWRITERS

      (a) Diversified Investors Securities Corp. ("DISC") is the principal underwriter of the Registrant. The names, titles and principal business addresses of the officers and directors of "DISC" are as stated on Forms U-4 of Form BD (File No. 8-45671) as declared effective May 18, 1993, as amended, the text of which is herein incorporated by reference. Diversified Investment Advisors, Inc. an affiliate of AUSA, acts as investment advisor and administrator to each series of Diversified Investors Portfolios. With respect to each series of Diversified Investors Portfolios, Diversified has contracted for certain investment advisory services with one or more subadvisors.

      (b) The names, titles and principal business addresses of the officers of DISC are listed on Schedule A of Form BD for DISC (Registration No. 8-45691) and Form U-4 filed by each individual officer, the text of which is hereby incorporated by reference.

      (c) Refer to Prospectus pages __ and __, "Charges" and Part B, Statement of Additional Information, page __, "Sale of Contracts/Principal Underwriter" for information regarding compensation.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

      Accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are primarily maintained by AUSA Insurance Company, Inc. in whole or in part, at its principal offices at 4 Manhattanville Road, Purchase, NY 10577.

ITEM 31.  MANAGEMENT SERVICES

   Not applicable.

ITEM 32.  UNDERTAKINGS

      (a) Registrant hereby undertakes to file post-effective amendments to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the group variable annuity contract may be accepted;

      (b) Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

      (c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

      (d) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

      (e) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      (f) Registrant hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered; the expenses expected to be incurred and the risks assumed by the insurance company.

                                   SIGNATURES

      As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf, in the County of Westchester and the State of New York, on this 27th day of February, 1998.

                                    DIVERSIFIED INVESTORS
                                    VARIABLE FUNDS
                                    (Registrant)

                                    By:  /s/  Tom A. Schlossberg
                                         -------------------------
                                         Tom A. Schlossberg



                                    AUSA LIFE INSURANCE COMPANY, INC.
                                    (Depositor)

                                    By:  /s/  Tom A. Schlossberg
                                         -------------------------
                                         Tom A. Schlossberg
                                         (Director and President)


      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on February 27th, 1998.

      SIGNATURES                                       TITLE

/s/  Tom A. Schlossberg
---------------------------------
      Tom A. Schlossberg                          Director and President

*/s/  Larry G. Brown
---------------------------------
      Larry G. Brown                              Director

*/s/  William L. Busler
---------------------------------
      William L. Busler                           Director

*/s/  Jack R. Dykhouse
---------------------------------
      Jack R. Dykhouse                            Director

*/s/  Steven E. Frushtick
---------------------------------
      Steven E. Frushtick                         Director

*/s/  Carl T. Hanson
---------------------------------
      Carl T. Hanson                              Director

*By:  /s/ Tom A. Schlossberg
---------------------------------
      Tom A. Schlossberg
      Attorney-in-Fact

*/s/ B. Larry Jenkins
---------------------------------
      B. Larry Jenkins                            Director

*/s/ Douglas C. Kolsrud
---------------------------------
      Douglas C. Kolsrud                          Director

*/s/ Vera F. Mihaic
---------------------------------
      Vera F. Mihaic                              Director

*/s/ Peter P. Post
---------------------------------
      Peter P. Post                               Director

*/s/ Cor H. Verhagen
---------------------------------
      Cor H. Verhagen                             Director

*/s/ E. Kirby Warren
---------------------------------
      E. Kirby Warren                             Director

*By:  /s/ Tom A. Schlossberg
      ---------------------------
      Tom A. Schlossberg
      Attorney-in-Fact